1933 Act Registration No. 333-108984
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1

                             EVERGREEN EQUITY TRUST
                       (Evergreen Growth and Income Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             David Mahaffey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street
                             Washington, D.C. 20006

                             EVERGREEN EQUITY TRUST

                                     PART A

                           PROSPECTUS/PROXY STATEMENT

                          [EVERGREEN INVESTMENTS LOGO]

                          EVERGREEN CAPITAL GROWTH FUND
                               200 Berkeley Street
                              Boston, MA 02116-5034
October 24, 2003

Dear Shareholder,

         As a shareholder of Evergreen Capital Growth Fund ("Capital Growth Fund"), you are invited to vote on a proposal to merge Capital Growth Fund into Evergreen Growth and Income Fund ("Growth and Income Fund"), another mutual fund within the Evergreen family of funds (the "Merger"). The Board of Trustees of Evergreen Equity Trust has approved the Merger and recommends that you vote FOR this proposal.

     If approved by shareholders, this is how the Merger will work:

o Your Fund will transfer its assets and identified liabilities to Growth and Income Fund.
o Growth and Income Fund will issue new shares that will be distributed to you in an amount equal to the value of your Capital Growth Fund shares.
  You will receive Class A, Class B, Class C or Class I shares of Growth and Income Fund, depending on the class of shares of Capital Growth Fund you currently hold. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.
o You will not incur any sales loads or similar transaction charges as a result of the Merger.

     The Merger is intended to be a non-taxable event for shareholders for federal income tax purposes. Details about Growth and Income Fund's investment goal, portfolio management team, performance, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information.

     Votes on the proposal will be cast at a special meeting of Capital Growth Fund's shareholders to be held on December 1, 2003. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage paid envelope provided, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.


     If you have any questions about the proposal or the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 866.643.7607 (toll free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If Capital Growth Fund does not receive your vote after several weeks, you may receive a telephone call from Georgeson Shareholder Communications, Inc. requesting your vote. Georgeson Shareholder Communications Inc. has been retained to act as our proxy solicitor and will receive as compensation for seeking shareholder votes and answering shareholder questions an estimated amount of $17,893. That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC.


     Thank you for taking this matter seriously and participating in this important process.



                                   Sincerely,

                                   /s/ Dennis H. Ferro

                                   Dennis H. Ferro

                                   President and Chief Executive Officer
                                   Evergreen Investment Company, Inc.

                          EVERGREEN CAPITAL GROWTH FUND

                               200 Berkeley Street

                        Boston, Massachusetts 02116-5034



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



                         TO BE HELD ON DECEMBER 1, 2003

          A Special Meeting (the "Meeting") of Shareholders of Evergreen Capital Growth Fund ("Capital Growth Fund"), a series of Evergreen Equity Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on December 1, 2003 at 10:00 a.m., Eastern time, and any adjournments thereof, for the following purposes:

1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of September 30, 2003, providing for the acquisition of all the assets of Capital Growth Fund by Evergreen Growth and Income Fund ("Growth and Income Fund"), also a series of Evergreen Equity Trust, in exchange for shares of Growth and Income Fund and the assumption by Growth and Income Fund of the identified liabilities of Capital Growth Fund. The Plan also provides for distribution of those shares of Growth and Income Fund to shareholders of Capital Growth Fund in liquidation and subsequent termination of Capital Growth Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Capital Growth Fund.

2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of Capital Growth Fund, the Board of Trustees of Evergreen Equity Trust has fixed the close of business on September 30, 2003 as the record date for the determination of shareholders of Capital Growth Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                   By order of the Board of Trustees


                                   Michael H. Koonce
                                   Secretary

October 24, 2003

                   INFORMATION RELATING TO THE PROPOSED MERGER
                                       of
                          EVERGREEN CAPITAL GROWTH FUND
                                      into
                        EVERGREEN GROWTH AND INCOME FUND
                     each a series of Evergreen Equity Trust

         This prospectus/proxy statement contains the information you should know before voting on the proposed merger (the "Merger") of Evergreen Capital Growth Fund ("Capital Growth Fund") into Evergreen Growth and Income Fund ("Growth and Income Fund"). If approved, the Merger will result in your receiving shares of Growth and Income Fund in exchange for your shares of Capital Growth Fund. The investment goals of both Funds are similar. Capital Growth Fund seeks long-term capital growth while Growth and Income Fund seeks capital growth in the value of its shares and current income.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE
--------------------------------------------------------------------- --------------------------------------------------------------
See:                                                                  How to get these documents:
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------

Prospectus for Classes A, B, C and I shares of Growth and Income       The Funds make all of these documents available to you free
Fund, dated December 1, 2002, as supplemented July 14, 2003, which     of charge if you:
accompanies this prospectus/proxy statement.                           o Call 866.643.7607, or

                                                                       o Write the Funds at 200 Berkeley Street, Boston,
Prospectus for Classes A, B, C and I shares of Capital Growth Fund,      Massachusetts 02116-5034.
dated February 1, 2003, as supplemented March 3, 2003 and September
19, 2003.                                                              You can also obtain any of these documents for a fee from the
                                                                       SEC if you:
Statement of additional information for Growth and Income Fund,        o  Call the SEC at 202.942.8090.
dated December 1, 2002, as supplemented February 28, 2003.
                                                                       Or for free if you:
Statement of additional information for Capital Growth Fund, dated     o Go to the EDGAR Database on the SEC's Website
February 1, 2003, as supplemented February 28, 2003.                     (http://www.sec.gov).


Semi-annual report for Growth and Income Fund, dated January 31,       To ask questions about this prospectus/proxy statement:
2003.                                                                  o Call 866.643.7607, or

                                                                       o  Write to the Funds at 200 Berkeley Street, Boston,
Semi-annual report for Capital Growth Fund, dated March 31, 2003.         Massachusetts
02116-5034.

Annual report for Growth and Income Fund, dated July 31, 2002.         The Funds' SEC file numbers are as follows:
                                                                       o  Evergreen Capital Growth Fund and Evergreen Growth
Annual report for Capital Growth Fund, dated September 30, 2002.          and Income Fund, 811-08413 and 333-37453.


Statement of additional information, dated October 24, 2003, which relates to this prospectus/proxy statement and the Merger.
--------------------------------------------------------------------- --------------------------------------------------------------

     Information relating to each Fund contained in each Fund's annual and semi-annual reports, prospectus and statement of additional information, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

     The SEC has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

     The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

     The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034(Telephone: 800.343.2898).

                PROSPECTUS/PROXY STATEMENT DATED OCTOBER 24, 2003

                                TABLE OF CONTENTS


SUMMARY...................................................................................................3
     What are the key features of the Merger?.............................................................3
     After the Merger, what class of shares of Growth and Income Fund will I own?.........................3
     How do the Funds' investment goals, principal investment strategies and risks compare?...............3

     How do the Funds' sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?........................................................................5
     How do the Funds' performance records compare?.......................................................6
     Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?...........................................................7
     What will be the primary federal income tax consequences of the Merger?..............................8
RISKS.....................................................................................................9
     What are the primary risks of investing in each Fund?................................................9
     Are there any other risks of investing in each Fund?.................................................11

MERGER INFORMATION........................................................................................11

     Reasons for the Merger...............................................................................11
     Agreement and Plan of Reorganization.................................................................12
     Federal Income Tax Consequences......................................................................13
     Pro-forma Capitalization.............................................................................14
     Distribution of Shares...............................................................................15
     Purchase and Redemption Procedures...................................................................16
     Exchange Privileges..................................................................................17
     Dividend Policy......................................................................................17
INFORMATION ON SHAREHOLDERS' RIGHTS.......................................................................17
     Form of Organization.................................................................................17
     Capitalization.......................................................................................17
     Shareholder Liability................................................................................18
     Shareholder Meetings and Voting Rights...............................................................18
     Liquidation..........................................................................................18
     Liability and Indemnification of Trustees............................................................18
VOTING INFORMATION CONCERNING THE MEETING.................................................................19
     Shareholder Information..............................................................................20
FINANCIAL STATEMENTS AND EXPERTS..........................................................................21
LEGAL MATTERS.............................................................................................21
ADDITIONAL INFORMATION....................................................................................21
OTHER BUSINESS............................................................................................21
INSTRUCTIONS FOR EXECUTING PROXY CARDS....................................................................22
OTHER WAYS TO VOTE YOUR PROXY.............................................................................22
EXHIBIT A.................................................................................................A-1
EXHIBIT B.................................................................................................B-1


                                     SUMMARY

         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement, and its statement of additional information, in each Fund's prospectus, annual and semi-annual reports, statement of additional information and in the Agreement and Plan of Reorganization (the "Plan").

  What are the key features of the Merger?

     The Plan sets forth the key features of the Merger. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of Capital Growth Fund to Growth and Income Fund in exchange for shares of Growth and Income Fund.
o the assumption by Growth and Income Fund of the identified liabilities of Capital Growth Fund. (The identified liabilities consist only of those liabilities reflected on Capital Growth Fund's statement of assets and liabilities determined immediately preceding the Merger.)
o the liquidation of Capital Growth Fund by distributing the shares of Growth and Income Fund to Capital Growth Fund's shareholders.
o the structuring of the Merger as a tax-free reorganization for federal income tax purposes.

     The Merger is scheduled to take place on or about December 5, 2003.

  After the Merger, what class of shares of Growth and Income Fund will I own?

------------------------------------------ -------------------------------------
If you own this class of shares of          You will get this class
Capital Growth Fund:                        of shares of Growth and Income Fund:
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Class A                                      Class A
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Class B                                      Class B
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Class C                                      Class C
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Class I                                      Class I
-------------------------------------------- -----------------------------------

         The new shares you receive will have the same total value as your Capital Growth Fund shares as of the close of business on the day immediately prior to the Merger.

         The Board of Trustees of Evergreen Equity Trust (the "Trustees"), including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Merger would be in the best interests of Capital Growth Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of Capital Growth Fund's shareholders. The Trustees have also approved the Plan on behalf of Growth and Income Fund.

  How do the Funds' investment goals, principal investment strategies and risks compare?

         The following table highlights the comparison between the Funds with respect to their investment goals and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:

----------------------------- ------------------------------------------------- ---------------------------------------------
                              Capital Growth Fund                               Growth and Income Fund
----------------------------- ------------------------------------------------- ---------------------------------------------
----------------------------- ------------------------------------------------- ---------------------------------------------
INVESTMENT
GOALS                         To seek long-term capital growth.                 To seek capital growth in the value of shares
                                                                                and current  income.
----------------------------- ------------------------------------------------- ---------------------------------------------
----------------------------- ------------------------------------------------- ---------------------------------------------
                              o     Invests primarily in common stocks of       o     Invests primarily in common stocks
PRINCIPAL INVESTMENT                large U.S. companies which the portfolio          of mid-sized and large U.S. companies.
STRATEGIES                          managers believe have the potential for     o     Selects stocks of  companies whose
                                    capital growth over the intermediate- and         market capitalizations fallswithin
                                    long-term.                                        the range tracked by the Russell
                              o     Selects stocks of companies whose                 1000(R)Index, at the time of purchase.
                                    market capitalizations fall within the      o     Seeks to maintain a weighted
                                    range tracked by the S&P 500 Index, at            average market capitalization that
                                    the time of purchase.                             falls within the range of the Russell
                              o     Seeks to maintain a weighted average              1000(R)Index.
                                    market capitalization that falls within     o     Selects stocks using a diversified
                                    the range of the S&P 500 Index.                   style of equity management that
                              o     Selects stocks using a                            allows the Fund to invest in both
                                    "growth-at-a-reasonable-price" method.            value- and growth-oriented equity
                                    This style of diversified equity                  securities.
                                    management is best defined as a blend       o     Seeks companies that are
                                    between growth and value stocks.                  temporarily undervalued in the
                              o     May also invest without limit in                  marketplace, sell at a discount to
                                    preferred stocks, convertible securities          their private market values and
                                    and any other securities that the                 display certain characteristics such
                                    portfolio managers believe may permit the         as earning a high return on
                                    Fund to achieve its investment goal.              investment and having some kind of
                              o     Does not invest in below investment               competitive advantage in their
                                    grade bonds.                                      industry.
                              o     Although not a primary investment           o     Seeks additional income primarily
                                    strategy, may invest up to 15% of its             by investing up to 20% of its assets
                                    assets in foreign securities.                     in convertible bonds, including below
                                                                                      investment grade bonds, and
                                                                                      convertible preferred stocks of any
                                                                                      quality.

                                                                                o     May invest up to 20% of its assets
                                                                                      in foreign securities.
----------------------------- ------------------------------------------------- ---------------------------------------------

         Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals, and if employed could result in lower returns and loss of market opportunity.

         A portion of the securities held by Capital Growth Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.


         A principal risk of investing in each of the Funds is stock market risk (when economic growth slows, or interest or inflation rates increase, equity securities held by the Funds tend to decline in value and may cause a decrease in dividends paid by the Funds). Both Funds are subject to market capitalization risk (investments primarily in one market capitalization category may decline in value if that category falls out of favor). Both Funds are subject to investment style risk (certain styles such as growth or value may fall out of favor causing securities held by the Funds to decline). Both Funds are subject to foreign investment risk (political turmoil, economic instability and currency exchange fluctuations could adversely affect the value of foreign securities held by the Funds). Growth and Income Fund is also subject to interest rate risk (interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go up) and to credit risk (the value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time). In addition, Growth and Income Fund is subject to below investment grade bond risk (markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds). For a detailed comparison of the Funds' risks, see the section entitled "Risks."

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?


         The sales charges for the comparable classes of both Funds are the same. Both Funds offer four classes of shares. You will not pay any front-end or deferred sales charge in connection with the Merger. The procedures for buying, selling and exchanging shares of the Funds are identical. For more information, see the sections entitled "Purchase and Redemption Procedures" and "Exchange Privileges."


         The following tables allow you to compare the sales charges and expenses of the two Funds. The tables entitled "Growth and Income Fund Pro Forma" also show you what the sales charges will be and what the expenses are estimated to be assuming the Merger takes place.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------     ------------------------------------------------------------
Capital Growth Fund                                                     Growth and Income Fund
-------------------------------------------------------------------     ------------------------------------------------------------
---------------------- ----------- ----------- ---------- ---------     ----------------- ---------- ---------- ---------- ---------
Shareholder            Class A     Class B     Class C    Class I       Shareholder       Class A    Class B    Class C    Class I
Transaction Expenses                                                    Transaction
                                                                        Expenses

Maximum sales charge   5.75%*      None        1.00%      None          Maximum sales     5.75%*     None       1.00%      None
imposed on purchases                                                    charge imposed
(as a % of offering                                                     on purchases
price)                                                                  (as a % of
                                                                        offering price)
Maximum deferred       None*       5.00%       1.00%      None          Maximum           None*      5.00%      1.00%      None
sales charge (as a %                                                    deferred sales
of either the                                                           charge (as a %
redemption amount or                                                    of either the
initial investment                                                      redemption
whichever is lower)                                                     amount or
                                                                        initial
                                                                        investment
                                                                        whichever is
                                                                        lower)
---------------------- ----------- ----------- ---------- ---------     ----------------- ---------- ---------- ---------- ---------

--------------------------------------------------------------------------------
Growth and Income Fund Pro Forma
--------------------------------------------------------------------------------
------------------------------------ ------------ ------------ -------- --------
Shareholder Transaction Expenses     Class A      Class B      Class C  Class I
Maximum sales charge imposed on      5.75%*       None         1.00%    None
purchases (as a % of offering
price)
Maximum deferred sales charge (as    None*        5.00%        1.00%    None
a % of either the redemption
amount or initial investment
whichever is lower)
------------------------------------ ------------ ------------ -------- --------
* Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% upon redemption within one year after the month of purchase.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
------------------------------------------------------------    ----------------------------------------------------------
Capital Growth Fund (based on expenses for the fiscal year      Growth and Income Fund (based on expenses for the fiscal
ended September 30, 2002)                                       year ended July 31, 2002)
------------------------------------------------------------    ----------------------------------------------------------
----------- -------------- --------- --------- -------------    --------- ------------- --------- ---------- -------------
                                                Total Fund                                                    Total Fund
             Management    12b-1     Other      Operating                  Management   12b-1     Other       Operating
                Fees         Fees    Expenses    Expenses                     Fees        Fees    Expenses     Expenses
Class A         0.80%      0.30%(1)   0.54%       1.64%         Class A      0.72%       0.30%      0.57%      1.59%(1)
Class B         0.80%       1.00%     0.54%       2.34%         Class B      0.72%       1.00%      0.57%       2.29%
Class C         0.80%       1.00%     0.54%       2.34%         Class C      0.72%       1.00%      0.57%       2.29%
Class I         0.80%       0.00%     0.54%       1.34%         Class I      0.72%       0.00%      0.57%       1.29%
----------- -------------- --------- --------- -------------    --------- ------------- --------- ---------- -------------
--------------------------------------------------------------------------------------------------------------------------
(1) Restated to reflect current fees.

----------------------------------------------------------------------
                       Growth and Income Fund
                              Pro Forma
 (based on what the estimated combined expenses of Growth and Income
   Fund would have been for the 12 months ended January 31, 2003)
----------------------------------------------------------------------
------------- -------------- ---------- ----------- ------------------
                                                       Total Fund
               Management    12b-1      Other           Operating
                  Fees         Fees      Expenses       Expenses
Class A           0.72%        0.30%      0.60%           1.62%
Class B           0.72%        1.00%      0.60%           2.32%
Class C           0.72%        1.00%      0.60%           2.32%
Class I           0.72%        0.00%      0.60%           1.32%
------------- -------------- ---------- ----------- ------------------

       The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Capital Growth Fund versus Growth and Income Fund, both before and after the Merger, and are for illustration only. The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any fee waivers or expense reimbursements in effect for the periods described above, that you reinvest all of your dividends and distributions and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses
---------------------------------------------------------------    ---------------------------------------------------------------
Capital Growth Fund                                                Growth and Income Fund
---------------------------------------------------------------    ---------------------------------------------------------------
---------- ---------------------------------- -----------------    -------- ----------------------------------- ------------------
                Assuming Redemption at End      Assuming No                    Assuming Redemption at End of       Assuming No
                         of Period               Redemption                                Period                  Redemption
---------- ---------------------------------- -----------------    -------- ----------------------------------- ------------------
---------- -------- -------- -------- ------- -------- --------    -------- --------  -------- ------- -------- -------- ---------
After:     Class A  Class B  Class C  Class   Class B  Class C     After:   Class A   Class B  Class   Class I  Class B  Class C
                                        I                                                        C
1 year     $732     $737     $435     $136    $237     $335        1 year   $727      $732     $430    $131     $232     $330
3 years    $1,063   $1,030   $823     $425    $730     $823        3 years  $1,048    $1,015   $808    $409     $715     $808
5 years    $1,415   $1,450   $1,338   $734    $1,250   $1,338      5 years  $1,391    $1,425   $1,313  $708     $1,225   $1,313
10 years   $2,407   $2,502   $2,749   $1,613  $2,502   $2,749      10       $2,356    $2,450   $2,699  $1,556   $2,450   $2,699
                                                                   years
---------- -------- -------- -------- ------- -------- --------    -------- --------- -------- ------- -------- -------- ---------

-----------------------------------------------------------------------------
                       Growth and Income Fund
                             Pro Forma
-----------------------------------------------------------------------------
----------- ------------------------------------------- ---------------------
                Assuming Redemption at End of Period        Assuming No
                                                             Redemption
----------- ------------------------------------------- ---------------------
----------- ----------- ---------- ---------- --------- ---------- ----------
After:      Class A     Class B    Class C    Class I   Class B    Class C
1 year      $730        $735       $433       $134      $235       $333
3 years     $1,057      $1,024     $817       $418      $724       $817
5 years     $1,406      $1,440     $1,328     $723      $1,240     $1,328
10 years    $2,386      $2,481     $2,729     $1,590    $2,481     $2,729
----------- ----------- ---------- ---------- --------- ---------- ----------

  How do the Funds' performance records compare?

         The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

         The tables below show the percentage gain or loss for Capital Growth Fund's Class A shares and for Growth and Income Fund's Class I shares in each of the last ten calendar years. For Capital Growth Fund the class shown is the one of the Fund's oldest classes and for Growth and Income Fund the class shown is the oldest class. The table should give you a general idea of the risks of investing in each Fund by showing how each Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns for Capital Growth Fund's Class A shares would be lower if sales charges were included. Class I shares are not subject to any sales charges. The expenses of Growth and Income Fund's Class I shares are lower than the expenses of Capital Growth Fund's Class A shares due in part to the difference in the 12b-1 fees. The 12b-1 fees paid by Class A are 0.30% and Class I shares do not pay 12b-1 fees.

-------------------------------------------------------------------- ------ --------------------------------------------------------
                   Capital Growth Fund (Class A)                                        Growth and Income Fund (Class I)
-------------------------------------------------------------------- ------ --------------------------------------------------------
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
         `93    `94    `95   `96  `97   `98  `99   `00  `01    `02          `93   `94  `95  `96   `97  `98   `99  `00    `01    `02
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
30%                               33.14                              30%               32.94      31.25
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
20%                    26.41 26.49      27.34                        20%                    23.82
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
15%                                                17.84             15%
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
10%                                                                  10%    14.44                            14.54
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
5%       3.53                                5.54                    5%                                5.23
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
0                                                                    0            1.69
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
-5%             -2.70                                                -5%                                          -5.82
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
-10%                                                    -13.20       -10%                                              -14.64 -16.75
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
-20%                                                          -23.24 -20%
-------- ------ ------ ----- ---- ----- ---- ----- ---- ------ ----- ------ ----- ---- ---- ----- ---- ----- ---- ------ ------ ----
--------------------
Best Quarter:        4th Quarter 1998    +20.55%            Best Quarter:     4th Quarter 1999        +17.08%
Worst Quarter:       3rd Quarter 2002    -20.72%            Worst Quarter:     3rd Quarter 2001       -19.58%
Year-to-date total return as of 6/30/2003 is +4.09%.        Year -to-date total return as of 6/30/2003 is +10.46%.

         The following tables list Capital Growth Fund's and Growth and Income Fund's average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges, if any. The after-tax returns shown are for Class A of Capital Growth Fund, one of the Fund's oldest classes, and for Class I of Growth and Income Fund, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an index. At the bottom of the table you can compare Capital Growth Fund's performance with the S&P 500 Index (S&P 500) and the Russell 1000 Value Index ("Russell 1000 Value") and Growth and Income Fund's performance with the Russell 1000 Value. The S&P 500 is an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. The Russell 1000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2002)
----------------------------------------------------------------- -- ---------------------------------------------------------------
Capital Growth Fund*                                                 Growth and Income Fund**
----------------------------------------------------------------- -- ---------------------------------------------------------------
------------ ------------ -------- -------- -------- ------------ -- -------- ----------- --------- -------- --------- -------------
             Inception    1 year   5 year   10 year  Performance              Inception    1 year   5 year   10 year   Performance
             Date of                                 Since                    Date of                                  Since
             Class                                   4/29/1992                Class                                    10/15/1986
------------ ------------ -------- -------- -------- ------------ -- -------- ----------- --------- -------- --------- -------------
------------ ------------ -------- -------- -------- ------------ -- -------- ----------- --------- -------- --------- -------------
Class A      4/29/1992    -27.66%  -0.11%   7.87%    7.95%           Class A  1/3/1995    -21.75%   -5.58%    6.48%       8.67%
------------ ------------ -------- -------- -------- ------------ -- -------- ----------- --------- -------- --------- -------------
------------ ------------ -------- -------- -------- ------------ -- -------- ----------- --------- -------- --------- -------------
Class A      4/29/1992    -27.66%  -1.13%   5.79%    N/A             Class B  1/3/1995    -21.69%   -5.46%    6.49%       8.68%
------------ ------------ -------- -------- -------- ------------ -- -------- ----------- --------- -------- --------- -------------
----------------------------------------------------------------- -- -------- ----------- --------- -------- --------- -------------
(after taxes on distributions)***                                    Class C  1/3/1995    -19.21%   -5.35%    6.39%       8.61%
----------------------------------------------------------------- -- -------- ----------- --------- -------- --------- -------------
------------ ------------ -------- -------- -------- ------------ -- -------- ----------- --------- -------- --------- -------------
Class A      4/29/1992    -16.99%  -0.16%   5.68%    N/A             Class I  10/15/1986  -16.75%   -4.21%    7.33%       9.20%
------------ ------------ -------- -------- -------- ------------ -- -------- ----------- --------- -------- --------- -------------
----------------------------------------------------------------- -- -------- ----------- --------- -------- --------- -------------
(after taxes on distributions and sale of Fund shares)***            Class I  10/15/1986  -16.88%   -5.13%    6.02%        N/A
----------------------------------------------------------------- -- -------- ----------- --------- -------- --------- -------------
------------ ------------ -------- -------- -------- ------------ -- ---------------------------------------------------------------
Class B      10/25/1999   -27.65%  0.28%    8.26%    8.32%           (after taxes on distributions)***
------------ ------------ -------- -------- -------- ------------ -- ---------------------------------------------------------------
------------ ------------ -------- -------- -------- ------------ -- -------- ----------- --------- -------- --------- -------------
Class C      4/29/1992    -25.36%  0.08%    7.59%    7.66%           Class I  10/15/1986  -10.28%   -3.16%    5.85%        N/A
------------ ------------ -------- -------- -------- ------------ -- -------- ----------- --------- -------- --------- -------------
------------ ------------ -------- -------- -------- ------------ -- ---------------------------------------------------------------
Class I      11/19/1997   -23.02%  1.35%    8.65%    8.69%           (after taxes on distributions and sale of Fund shares)***
------------ ------------ -------- -------- -------- ------------ -- ---------------------------------------------------------------
------------------------- -------- -------- -------- ------------ -- -------------------- --------- -------- --------- -------------
Russell 1000 Value        -15.52%  1.16%    10.80%   10.86%          Russell 1000 Value   -15.52%   1.16%    10.80%       11.46%
------------------------- -------- -------- -------- ------------ -- -------------------- --------- -------- --------- -------------
------------------------- -------- -------- -------- ------------ --
S&P 500                   -22.10%  -0.59%   9.34%    9.45%
------------------------- -------- -------- -------- ------------

* Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. The historical returns for Classes B and I have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Class B would have been lower while returns for Class I would have been higher.

** Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A, B and C would have been lower.

*** The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


         For a detailed discussion of the manner of calculating total return, please see the statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Important information about Growth and Income Fund is also contained in management's discussion of Growth and Income Fund's performance, attached as Exhibit B to this prospectus/proxy statement. This information also appears in Growth and Income Fund's most recent annual report.


Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

         The overall management of each of Capital Growth Fund and Growth and Income Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Equity Trust (the "Trust").


Investment Advisor

         Evergreen Investment Management Company, LLC ("EIMC") is the investment advisor to Capital Growth Fund and Growth and Income Fund. Following are some key facts about EIMC:

--------------------------------------------------------------------------------
o Is a subsidiary of Wachovia Corporation, the 5th largest bank holding company in the United States based on total assets as of December 31,
     2002.
o    Has been managing mutual funds and private accounts since 1932.
o    Manages over $113 billion in assets of the Evergreen funds as of
     December 31, 2002.
o    Is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.
--------------------------------------------------------------------------------

Portfolio Management

         The day-to-day management of Growth and Income Fund is handled by:

--------------------------------------------------------------------------------
o A team of portfolio management professionals from EIMC's Value Equity team, with team members responsible for various sectors.
--------------------------------------------------------------------------------

Advisory Fees

         For its management and supervision of the daily business affairs of Growth and Income Fund, EIMC is entitled to receive an annual fee equal to:
----------------------------------------------------------------------------
o  0.725% of the first $500 million of average daily net assets of the Fund;
o  0.700% of the next $750 million of average daily net assets of the Fund;
o  0.650% of the next $750 million of average daily net assets of the Fund; and
o  0.625% of the average daily net assets of the Fund over $2 billion.
----------------------------------------------------------------------------

         For the fiscal year ended July 31, 2002, the aggregate advisory fee paid to EIMC by Growth and Income Fund was:

--------------------------------------------------------------------------------
o        0.74% of the Fund's average daily net assets.*

    *The fee assessed to the Fund from 8/1/2001 to 12/31/2001 was 0.77% of the Fund's average daily net assets and from 1/1/2002 to 7/31/2002 was 0.725% of the Fund's average daily net assets. This mid-year advisory fee reduction resulted in a blended rate of 0.74% charged to the Fund for the fiscal year ended 7/31/2002.
--------------------------------------------------------------------------------


  What will be the primary federal income tax consequences of the Merger?

         Prior to or at the time of the Merger, Capital Growth Fund and Growth and Income Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be recognized by Capital Growth Fund or its shareholders for federal income tax purposes as a result of receiving Growth and Income Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Growth and Income Fund that are received by a Capital Growth Fund shareholder will be the same as the holding period and aggregate tax basis of shares of Capital Growth Fund previously held by such shareholder, provided that shares of Capital Growth Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Capital Growth Fund in the hands of Growth and Income Fund as a result of the Merger will be the same as they were in the hands of Capital Growth Fund immediately prior to the Merger. No gain or loss will be recognized by Growth and Income Fund upon the receipt of the assets of Capital Growth Fund in exchange for shares of Growth and Income Fund and the assumption by Growth and Income Fund of Capital Growth Fund's identified liabilities.

                                      RISKS

What are the primary risks of investing in each Fund?

         An investment in each Fund is subject to certain risks. The risk factors for the Funds are similar due to the similarity of the Funds' investment goals and policies. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

-------------------------------------- -----------------------------------------
Capital Growth Fund                    Growth and Income Fund
-------------------------------------- -----------------------------------------
--------------------------------------------------------------------------------

              Each Fund is subject to Stock Market Risk.
           Each Fund invests primarily in equity securities.

--------------------------------------------------------------------------------

         Each Fund's value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on a shareholder's investment would likely decline. Even if general economic conditions do not change, the value of, dividend yield and total return on a shareholder's investment in a Fund could decline if the particular sectors, industries or issuers in which the Fund invests do not perform well.

--------------------------------------- ----------------------------------------
Capital Growth Fund                     Growth and Income Fund
--------------------------------------- ----------------------------------------
--------------------------------------------------------------------------------

               Each Fund is subject to Market Capitalization Risk.
   Capital Growth Fund invests primarily in the stock of large U.S. companies. Growth and Income Fund invests primarily in the stock of large and mid-sized
                U.S. companies.
--------------------------------------------------------------------------------

         Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

---------------------------------------------- ---------------------------------
Capital Growth Fund                            Growth and Income Fund
---------------------------------------------- ---------------------------------
--------------------------------------------------------------------------------

                 Each Fund is subject to Investment Style Risk.
   Each Fund invests in a blend of value- and growth-oriented stocks.

--------------------------------------------------------------------------------

         Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those that are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

---------------------------------------- ---------------------------------------
Capital Growth Fund                      Growth and Income Fund
---------------------------------------- ---------------------------------------
--------------------------------------------------------------------------------

               Each Fund is subject to Foreign Investment Risk.
 Capital Growth Fund may invest up to 15% of its assets in foreign securities.
       Growth and Income Fund may invest up to 20% of its assets in foreign securities.
--------------------------------------------------------------------------------

         Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, when a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates. A change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices. Although Capital Growth Fund may invest up to 15% in foreign securities, it is not considered a principal investment strategy of the Fund.

-------------------------------------- -----------------------------------------
Capital Growth Fund                    Growth and Income Fund
-------------------------------------- -----------------------------------------
--------------------------------------------------------------------------------

                   The Funds are subject to Interest Rate Risk.
              Capital Growth Fund may invest without limit in preferred stocks and convertible securities. Growth and Income Fund may invest up to 20% of its assets in convertible bonds and convertible preferred stocks.

--------------------------------------------------------------------------------

         When interest rates go up, the value of debt securities tend to fall. Since the Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of your investment may decline. If interest rates to down, interest earned by the Fund on its debt securities may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. Although Capital Growth Fund may invest without limit in preferred stocks and convertible securities, the Fund's portfolio management team does not intend to invest in these securities to any significant extent.


------------------------------------------ -------------------------------------
Capital Growth Fund                        Growth and Income Fund
------------------------------------------ -------------------------------------
--------------------------------------------------------------------------------

                        The Funds are subject to Credit Risk.
          Capital Growth Fund may invest without limit in preferred stocks and convertible securities. Growth and Income Fund may invest up to 20% of its assets in convertible bonds, including below investment grade bonds, and convertible preferred stocks of any quality.

--------------------------------------------------------------------------------

         The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If a Fund invest in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis. Although Capital Growth Fund may invest without limit in preferred stocks and convertible securities, the Fund's portfolio management team does not intend to invest in these securities to any significant extent.

--------------------------------------- ----------------------------------------
Capital Growth Fund                     Growth and Income Fund
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------

o  Is NOT subject to Below-Investment    o  Is subject to Below-Investment
        Grade Bond Risk.                  Grade Bond Risk. Growth and Income
                                          Fund may invest up to 20% of its
                                          assets in below investment grade bonds

---------------------------------------------------------- ---------------------

         Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds. In addition, since Growth and Income Fund may invest in below investment grade bonds, the Fund is also more susceptible to the risks associated with credit and interest rate fluctuation.

Are there any other risks of investing in each Fund?

         Both Funds may invest in futures and options which are forms of derivatives. Small price movements in the underlying asset could result in immediate and substantial gains or losses in the value of the derivatives. Such practices are used to hedge a Fund's portfolio, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.

                               MERGER INFORMATION

Reasons for the Merger

         At a Board of Trustees meeting held on September 17, 2003, all of the Trustees of Evergreen Equity Trust, including the Independent Trustees, considered and approved the Merger; they determined that the Merger was in the best interests of shareholders of each of Capital Growth Fund and Growth and Income Fund and that the interests of existing shareholders of each of Capital Growth Fund and Growth and Income Fund would not be diluted as a result of the transactions contemplated by the Merger.

         Before approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Merger. The Trustees considered the relative size of the Funds as well as the similarity of the Funds' investment goals and principal investment strategies, and specific portfolio characteristics including median market capitalization of the securities currently held by the Funds and the style of equity management. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Capital Growth Fund with Growth and Income Fund. As of June 30, 2003, Growth and Income Fund's total net assets were approximately $468 million and Capital Growth Fund's total net assets were approximately $474 million. By merging into Growth and Income Fund, shareholders of Capital Growth Fund would have the benefit of a larger fund with similar investment goals and policies, and greater investment flexibility.


         The Trustees also considered the relative performance of the Funds. They noted that although the performance for Capital Growth Fund has been higher than the performance for Growth and Income Fund in the past three-, five- and ten-year periods ended June 30, 2003, the performance for the three-month and the one-year periods ended that same date has been higher for Growth and Income Fund than for Capital Growth Fund. For the three-month period ended that same date, the average annual total return for the Class I shares of Capital Growth Fund was 12.94% while the total return for Class I shares of Growth and Income Fund was 15.91%. For the one-year period ended on that date, the average annual total return for Class I shares of Capital Growth Fund was -9.74% while the average annual return for Class I shares of Growth and Income Fund was -1.85%. For the three-, five- and ten-year periods ended that same date, the average annual total return for the Class I shares of Capital Growth Fund was -7.52%, -1.36% and 9.12%, respectively, while the total return for Class I shares of Growth and Income Fund was -8.40%, -3.67% and 7.72%, respectively.


         The Trustees also considered the relative expenses of the Funds as of June 30, 2003. They noted that the expense ratio of Capital Growth Fund is higher than that of Growth and Income Fund. Shareholders of Capital Growth Fund will have the advantage of lower expenses if the Merger takes place.

         In addition, assuming that an alternative to the Merger would be for Capital Growth Fund to maintain its separate existence, EIMC believes that the prospect of dividing the resources of the Evergreen fund family between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale.

         In addition, the Trustees, including the Independent Trustees, considered among other things:

o the terms and conditions of the Merger;

o the fact that EIMC will bear the expenses incurred by Capital
  Growth Fund and Growth and Income Fund in connection with the Merger;

o the fact that Growth and Income Fund will assume the identified liabilities of Capital Growth Fund;

o the fact that the Merger is expected to be tax-free for federal income tax purposes;

o the relative tax situations of Capital Growth Fund and Growth and Income Fund including realized and unrealized gains and losses; and

o alternatives available to shareholders of Capital Growth Fund, including the ability to redeem their shares.

         During their consideration of the Merger, the Trustees met with Fund counsel, and the Independent Trustees met with counsel to the Independent Trustees, regarding the legal issues involved.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Capital Growth Fund and its shareholders.

         The Trustees of Evergreen Equity Trust also approved the Merger on behalf of Growth and Income Fund.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Growth and Income Fund will acquire all of the assets of Capital Growth Fund in exchange for shares of Growth and Income Fund and the assumption by Growth and Income Fund of the identified liabilities of Capital Growth Fund on or about December 5, 2003 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Capital Growth Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Growth and Income Fund will not assume any liabilities or obligations of Capital Growth Fund other than those reflected in an unaudited statement of assets and liabilities of Capital Growth Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

         The number of full and fractional shares of each class of Growth and Income Fund to be received by the shareholders of Capital Growth Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of Capital Growth Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Capital Growth Fund by the net asset value per share of the respective class of shares of Growth and Income Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Growth and Income Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Capital Growth Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Capital Growth Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Growth and Income Fund received by Capital Growth Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of Capital Growth Fund's shareholders on Growth and Income Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Growth and Income Fund due to the Fund's shareholders. All issued and outstanding shares of Capital Growth Fund, including those represented by certificates, will be canceled. The shares of Growth and Income Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Capital Growth Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Capital Growth Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Capital Growth Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of Capital Growth Fund and Growth and Income Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.


         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by Capital Growth Fund and Growth and Income Fund in connection with the Merger (including the cost of any proxy-soliciting agent). No portion of the expenses, except portfolio transaction costs incurred in disposing of securities, will be borne directly or indirectly by Capital Growth Fund, Growth and Income Fund or their respective shareholders.


         If Capital Growth Fund's shareholders do not approve the Merger, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

         The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, Capital Growth Fund and Growth and Income Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

          (1) The transfer of all of the assets of Capital Growth Fund solely in exchange for shares of Growth and Income Fund and the assumption by Growth and Income Fund of the identified liabilities of Capital Growth Fund followed by the distribution of Growth and Income Fund's shares to the shareholders of Capital Growth Fund in liquidation of Capital Growth Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Growth and Income Fund and Capital Growth Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Growth and Income Fund upon the receipt of the assets of Capital Growth Fund solely in exchange for the shares of Growth and Income Fund and the assumption by Growth and Income Fund of the identified liabilities of Capital Growth Fund;

         (3) No gain or loss will be recognized by Capital Growth Fund on the transfer of its assets to Growth and Income Fund in exchange for Growth and Income Fund's shares and the assumption by Growth and Income Fund of the identified liabilities of Capital Growth Fund or upon the distribution (whether actual or constructive) of Growth and Income Fund's shares to Capital Growth Fund's shareholders in exchange for their shares of Capital Growth Fund;

         (4) No gain or loss will be recognized by Capital Growth Fund's shareholders upon the exchange of their shares of Capital Growth Fund for shares of Growth and Income Fund in liquidation of Capital Growth Fund;

         (5) The aggregate tax basis of the shares of Growth and Income Fund received by each shareholder of Capital Growth Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Capital Growth Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Growth and Income Fund received by each shareholder of Capital Growth Fund will include the period during which the shares of Capital Growth Fund exchanged therefore were held by such shareholder (provided that the shares of Capital Growth Fund were held as a capital asset on the date of the Merger); and

         (6) The tax basis of the assets of Capital Growth Fund acquired by Growth and Income Fund will be the same as the tax basis of such assets to Capital Growth Fund immediately prior to the Merger, and the holding period of such assets in the hands of Growth and Income Fund will include the period during which the assets were held by Capital Growth Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Capital Growth Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Growth and Income Fund shares he or she received. Shareholders of Capital Growth Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Capital Growth Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

         As of August 31, 2003, Capital Growth Fund had a capital loss carryforward of approximately $127.7 million. The utilization of Capital Growth Fund's capital loss carryforward by Growth and Income Fund following the Merger will be subject to various limitations prescribed by the Code, which cannot be calculated precisely at this time. On a pro forma basis, the limitations would be approximately as follows:

         1) For Growth and Income Fund's taxable year that includes the date of the Merger, utilization of the capital loss carryforward would be limited to approximately $14.2 million. For subsequent years, the limitation would be $21.7 million per year. Unused portions of this limitation can be used in subsequent years. The capital loss will fully expire by July 31, 2011, at which time it will no longer be available to offset future gains.

         2) For Growth and Income Fund's taxable year that includes the date of the Merger, utilization of the capital loss carryforward would be limited to Growth and Income Fund's net capital gain for the year multiplied by a fraction, the numerator of which is the days in the taxable year following the Merger and the denominator which is 365.

         3) For Growth and Income Fund's taxable years ending after the date of the Merger, the capital loss carryforward may be used only to offset gains attributable to post-Merger appreciation of the combined assets and the pre-Merger appreciation attributable to Capital Growth Fund. This limitation expires five years after the date of the Merger.

         The foregoing limitations must be applied independently, and the lowest of the calculated limitations will apply in any year.

Pro-forma Capitalization

         The following table sets forth the capitalizations of Capital Growth Fund and Growth and Income Fund as of January 31, 2003 and the capitalization of Growth and Income Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.01, 1.03, 0.97 and 1.01 for Class A, Class B, Class C and Class I shares, respectively, of Growth and Income Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Capital Growth Fund.

       Capitalization of Capital Growth Fund, Growth and Income Fund and Growth and Income Fund (Pro Forma)
------------------------------------ ---------------------------- ------------------------------- -------------------------------
                                           Capital Growth             Growth and Income Fund          Growth and Income Fund
                                                 Fund                                                     (Pro Forma)
------------------------------------ ---------------------------- ------------------------------- -------------------------------
------------------------------------ ---------------------------- ------------------------------- -------------------------------
Net Assets
Class A                                             $167,178,587                    $ 98,093,982                    $265,272,569
Class B                                              147,704,757                     251,937,321                     399,642,078
Class C                                              156,340,914                      10,659,686                     167,000,600
Class I                                               11,636,408                      91,783,220                     103,419,628
                                                    ------------                    ------------                    ------------
Total Net Assets                                    $482,860,666                    $452,474,209                    $935,334,875
------------------------------------ ---------------------------- ------------------------------- -------------------------------
------------------------------------ ---------------------------- ------------------------------- -------------------------------
Net Asset Value Per Share
Class A                                                   $17.76                          $17.53                          $17.53
Class B                                                   $17.32                          $16.78                          $16.78
Class C                                                   $16.20                          $16.78                          $16.78
Class I                                                   $18.01                          $17.75                          $17.75
------------------------------------ ---------------------------- ------------------------------- -------------------------------
------------------------------------ ---------------------------- ------------------------------- -------------------------------
Shares Outstanding
Class A                                                9,414,777                       5,595,226                      15,130,992
Class B                                                8,525,562                      15,012,068                      23,813,278
Class C                                                9,650,851                         635,153                       9,950,637
Class I                                                  646,119                       5,171,311                       5,826,939
                                                      ----------                      ----------                      ----------
Total Shares Outstanding                              28,237,309                      26,413,758                      54,721,846
------------------------------------ ---------------------------- ------------------------------- -------------------------------


         The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

Distribution of Shares

         Evergreen Distributor, Inc. ("EDI"), a subsidiary of BISYS Fund Services, acts as underwriter of the shares of Growth and Income Fund and Capital Growth Fund. EDI distributes each Fund's shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Each Fund offers four classes of shares: Class A, Class B, Class C and Class I. Each class has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below).

         In the proposed Merger, Capital Growth Fund shareholders will receive shares of Growth and Income Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Because the Merger will be effected at net asset value without the imposition of a sales charge, Capital Growth Fund shareholders will receive Growth and Income Fund shares without paying any front-end sales charge or CDSC as a result of the Merger. Growth and Income Fund Class B and Class C shares received by Capital Growth Fund shareholders as a result of the Merger will continue to be subject to a CDSC upon subsequent redemption, but the CDSC will be based on the date of the original purchase of Capital Growth Fund shares and will be subject to the CDSC schedule applicable to Capital Growth Fund shares on the date of the original purchase of such shares.

         The following is a summary description of charges and fees for the Class A, Class B, Class C and Class I shares of Growth and Income Fund which will be received by Capital Growth Fund shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's prospectus and statement of additional information.

         Class A Shares. Class A shares are sold at net asset value plus a front-end initial sales charge of up to 5.75% of the offering price and, as indicated below, are subject to distribution-related fees. For a description of the front-end sales charge applicable to the purchase of Class A shares see "How to Choose the Share Class that Best Suits You" in the prospectus of Growth and Income Fund. No front-end sales charge will be imposed on Class A shares of Growth and Income Fund received by Capital Growth Fund shareholders as a result of the Merger.

         Class B Shares. Class B shares are sold without a front-end sales charge but are subject to a CDSC, which ranges from 5.00% to 1.00% if shares are redeemed during the first six years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares convert to Class A shares after eight years following the month in which they were purchased. For purposes of determining when Class B shares issued in the Merger to shareholders of Capital Growth Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date the Class B shares of Capital Growth Fund were originally purchased.

         Class B shares are subject to higher distribution-related and shareholder servicing-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

         Class C Shares. Class C shares are sold with a front-end sales charge of 1.00%, and, as indicated below, are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 1.00% CDSC if such shares are redeemed within 12 months after the month of purchase. Class C shares issued to shareholders of Capital Growth Fund in connection with the Merger will continue to be subject to the CDSC schedule in place at the time of their original purchase (i.e., a 1.00% CDSC if redeemed after 13 months of purchase). Class C shares incur higher distribution-related and shareholder servicing-related fees than Class A shares, but unlike Class B shares, do not convert to any other class of shares.

         Class I Shares. Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related or shareholder servicing-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Funds.

         Additional information regarding the classes of shares of each Fund is included in each Fund's prospectus and statement of additional information.

         Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the class. Payments with respect to Class A shares are currently limited to 0.30% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

         Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 1.00%. Of the total 1.00% Rule 12b-1 fees, up to 0.25% may be for payment with respect to "shareholder services." Consistent with the requirements of Rule 12b-1 and the applicable rules of NASD Regulation, Inc. following the Merger, Growth and Income Fund may make distribution-related and shareholder servicing-related payments with respect to Capital Growth Fund shares sold prior to the Merger.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

         No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for Class A, Class B and Class C shares of each Fund is $1,000 while the minimum initial purchase requirement for Class I shares is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see "How to Buy Shares - Minimum Investments" in each Fund's prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. Each Fund may involuntarily redeem shareholders' accounts that have less than the minimum initial investment requirement of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. Each Fund may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and may limit exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's prospectus and statement of additional information.

Dividend Policy

         Capital Growth Fund distributes its investment company taxable income annually and Growth and Income Fund distributes its investment company taxable income quarterly. Each Fund distributes its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

         After the Merger, shareholders of Capital Growth Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Growth and Income Fund reinvested in shares of Growth and Income Fund. Shareholders of Capital Growth Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Growth and Income Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Growth and Income Fund.

         Both Growth and Income Fund and Capital Growth Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Each Fund is a series of Evergreen Equity Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Equity Trust is organized as a Delaware statutory trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law.

Capitalization

         The beneficial interests in Growth and Income Fund and Capital Growth Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Evergreen Equity Trust's Declaration of Trust permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Equity Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Equity Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Equity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Equity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Equity Trust is remote.

Shareholder Meetings and Voting Rights

         Evergreen Equity Trust on behalf of Growth and Income Fund and Capital Growth Fund is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Equity Trust. In addition, Evergreen Equity Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Evergreen Equity Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to both Funds, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Equity Trust, each share of Growth and Income Fund and Capital Growth Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share.

Liquidation

         In the event of the liquidation of Growth and Income Fund or Capital Growth Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of Evergreen Equity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Equity Trust, its By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

         This prospectus/proxy statement is being sent to shareholders of Capital Growth Fund in connection with a solicitation of proxies by the Trustees of Evergreen Equity Trust, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., Eastern time, December 1, 2003, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Capital Growth Fund on or about October 24, 2003. Only shareholders of record as of the close of business on September 30, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Evergreen Equity Trust at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

         Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of Capital Growth Fund's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 25% of the Fund's shares entitled to vote) is present.

         In voting for the Merger, all classes of Capital Growth Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar of net asset value applicable to such share. Fractional shares are entitled to proportionate shares of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Capital Growth Fund (who will not be paid for their soliciting activities). In addition, Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, may make proxy solicitations. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

         If Capital Growth Fund shareholders do not vote to approve the Merger, the Trustees will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the Merger are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust of Evergreen Equity Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Growth and Income Fund which they receive in the transaction at their then-current net asset value. Shares of Capital Growth Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of Capital Growth Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

         Capital Growth Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Equity Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

         The votes of the shareholders of Growth and Income Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Capital Growth Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

         As of the Record Date, the following number of each class of shares of beneficial interest of Capital Growth Fund was outstanding:

        -------------------------- -------------------------
        Class of Shares                    Number of Shares
        -------------------------- -------------------------
        -------------------------- -------------------------

        Class A                               7,752,035.860
        Class B                               7,444,295.983
        Class C                               7,740,998.724
        Class I                               1,266,604.811
        All Classes                          24,203,935.378

        -------------------------- -------------------------

         As of September 30, 2003, the officers and Trustees of Evergreen Equity Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Capital Growth Fund. To Evergreen Equity Trust's knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Capital Growth Fund's outstanding shares as of September 30, 2003:

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
Name and Address                    Class     No. of Shares        Percentage of Shares of       Percentage of Shares of
                                                                     Class Before Merger            Class After Merger
----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

Charles Schwab & CO, Inc              A            464,674.396              5.99%                         3.18%
Special Custody A/C for the
Exclusive Benefit of Customers
Attn Mutual Funds
101 Montgomery ST
San Francisco, CA 94104-4122

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

Summership & CO                       I            345,627.367             27.29%                         5.91%
Aggressive Portfolio-W14A
Attn Hector Camacho
201 Devonshire ST # FL9
Boston, MA 02110-1401

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

Summership & CO                       I            264,345.637             20.87%                         4.52%
Moderately Aggressive
Portfolio W14B
Attn Hector Camacho
201 Devonshire ST # FL9
Boston, MA 02110-1401

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

Summership & CO                       I            241,886.178             19.10%                         4.14%
Moderate Portfolio W14D
Attn Hector Camacho
201 Devonshire ST # FL9
Boston, MA 02110-1401

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

Evan Morgan Massey                    I            163,487.738             12.91%                         2.80%
PO Box 674
Richmond, VA 23218-0674

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

Summership & CO                       I            100,450.442              7.93%                         1.72%
Conservative Portfolio W14E
Attn Hector Camacho
201 Devonshire ST # FL9
Boston, MA 02110-1401

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

Summership & CO                       I             68,413.549              5.40%                         1.17%
Custom Choice Equity
Portfolio W14G
Attn Hector Camacho
201 Devonshire ST FL 9
Boston, MA 02110-1401

----------------------------------- ------- ------------------- ------------------------------ -----------------------------

         As of September 30, 2003, the officers and Trustees of Evergreen Equity
Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Growth and Income Fund. To Evergreen Equity Trust's knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Growth and Income Fund's outstanding shares as of September 30, 2003:

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
Name and Address                    Class     No. of Shares        Percentage of Shares of       Percentage of Shares of
                                                                     Class Before Merger            Class After Merger
----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------
VALIC                                 A            530,300.319              8.06%                         3.78%
Attn: Greg Seward
Woodson Tower L7-01
2919 Allen PKWY
Houston, TX 77019-2142

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

MLPF&S for the Sole Benefit           C             77,972.138             12.75%                         1.02%
Of Its Customers
Attn: Fund Administration #97JA9
4800 Deer Lake DR E 2nd FL
Jacksonville, FL 32246-6484

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

First Union Nat'l Bank                I            998,637.309             22.65%                         17.74%
401K Accounts
1525 West WT Harris BLVD
Charlotte, NC 28288-0001

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

First Union National BK/EB/INT        I            529,768.442             12.01%                         9.41%
Cash Account
Attn: Trust Accounts
1525 West WT Harris BLVD
Charlotte, NC 28288-0001

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

First Union National BANK/EB/INT      I            457,165.615             10.37%                         8.12%
Reinvest Account
Trust Accounts
1525 West WT Harris BLVD
Charlotte, NC 28288-0001

----------------------------------- ------- ------------------- ------------------------------ -----------------------------
----------------------------------- ------- ------------------- ------------------------------ -----------------------------

Charles Schwab & CO, Inc              I            328,491.160              7.45%                         5.84%
Special Custody Account FBO
Exclusive Benefit of Customers
Reinvest Account Attn: Mutual FD
101 Montgomery ST
San Francisco, CA 94104-4122

---------------------------------- ------- ------------------- ------------------------------ -----------------------------

      THE TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMEND APPROVAL OF THE
          PLAN AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

                        FINANCIAL STATEMENTS AND EXPERTS

         The annual reports of Growth and Income Fund as of July 31, 2002 and Capital Growth Fund as of September 30, 2002, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the registration statement in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The semi-annual reports of Growth and Income Fund as of January 31, 2003 and Capital Growth Fund as of March 31, 2003, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the registration statement.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Growth and Income Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

         Capital Growth Fund and Growth and Income Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.

                                 OTHER BUSINESS

         The Trustees of Evergreen Equity Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.



October 24, 2003

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:



     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
           c/o John Doe, Treasurer
     (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee


     TRUST ACCOUNTS

     (1) ABC Trust Jane B. Doe, Trustee (2) Jane B. Doe, Trustee Jane B. Doe u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                       John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                              John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

       VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Call the toll-free number indicated on your proxy card. 3. Enter the control number found on your proxy card. 4. Follow the simple recorded instructions.

           VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand. 2. Go to the website indicated on your proxy card and follow the voting instructions.



         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor, at 866.643.7607 (toll free).

                                                            EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of September, 2003, by and between Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Growth and Income Fund series (the "Acquiring Fund"), and Evergreen Equity Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Selling Fund Trust"), with respect to its Evergreen Capital Growth Fund series (the "Selling Fund").

           This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets, and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

            TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities of the Selling Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been or will be distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day immediately preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class I shares of the Selling Fund will receive Class A, Class B, Class C and Class I shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about December 8, 2003 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation to the Secretary of the Selling Fund Corporation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Selling Fund's account or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at September 30, 2002 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 2002 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) As of the date of the Reorganization, the current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at July 31, 2002 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since July 31, 2002 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) At the time of the Reorganization, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. At the time of the Reorganization, the Acquiring Fund will not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor will there be outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (n) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Acquiring Fund Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Selling Fund Corporation and the Selling Fund.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester, LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

(f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Selling Fund Corporation's officers and other representatives of the Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund Trust and the Acquiring Fund.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester, LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.
                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC ("EIMC") or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware which are hereby referred to and are also on file at the principal offices of the Acquiring Fund Trust. The obligations of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Acquiring Fund must look solely to the trust property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                    EVERGREEN EQUITY TRUST
                                    ON BEHALF OF
                                    EVERGREEN CAPITAL GROWTH FUND


                                    By: /s/ Michael H. Koonce
                                       ---------------------------
                                    Name:  Michael H. Koonce
                                    Title:  Authorized Officer


                                    EVERGREEN EQUITY TRUST
                                    ON BEHALF OF
                                    EVERGREEN GROWTH AND INCOME FUND


                                    By:  /s/ Maureen E. Towle
                                       --------------------------
                                    Name:   Maureen E. Towle
                                    Title:  Authorized Officer

                                                                   EXHIBIT B

                                    EVERGREEN
                             Growth and Income Fund
                      Fund at a Glance as of July 31, 2002



         "In managing the fund, we will continue to focus on limiting risk through individual stock selection and will emphasize dividend-paying companies that we believe have attractive valuations and the potential for consistent earnings growth over the long term."

                            PORTFOLIO MANAGEMENT TEAM

                                Value Equity Team


                     Lead Manager: Walter T. McCormick, CFA


                            PERFORMANCE AND RETURNS2

Portfolio Inception Date: 10/15/1986               Class A    Class B   Class C    Class I
Class Inception Date                               1/3/1995  1/3/1995  1/3/1995  10/15/1986

Average Annual Returns*

1 year with sales charge                           -23.39%    -23.22%   -20.86%      N/A

1 year w/o sales charge                            -18.72%    -19.37%   -19.32%    -18.54%

5 year                                              -3.50%    -3.38%    -3.07%     -2.10%

10 year                                             7.74%      7.77%     7.79%      8.58%

Maximum Sales Charge                                5.75%      5.00%     2.00%

                                                  Front End    CDSC      CDSC        N/A

12-month capital gain distributions per share       $0.98      $0.98     $0.98      $0.98

*Adjusted for maximum applicable sales charge, unless noted.



                                LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Growth and Income Fund Class A shares,2 versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                            CURRENT INVESTMENT STYLE1

Morningstar's Style Box is based on a portfolio date as of 6/30/2002.

The equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen fund (or the investment advisor's affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial service firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of July 31, 2002, and subject to change.

                                    EVERGREEN
                             Growth and Income Fund
                           Portfolio Manager Interview


How did the fund perform?

For the 12-month period ended July 31, 2002, the fund's Class A shares had a total return of -18.72%, excluding any applicable sales charges. For the same period, the fund's benchmark, the Russell 1000 Value Index (Russell 1000 Value) returned -17.24% and the median return of the funds in the Lipper multi cap core funds category was -22.02%. Lipper Inc. is an independent monitor of mutual fund performance.

                            PORTFOLIO CHARACTERISTICS
                                (as of 7/31/2002)

Total Net Assets                           $540,120,082

Number of Holdings                                  152

Beta*                                              1.01

P/E Ratio                                         18.6x

*As of 6/30/2002


What was the investment environment like during the period?

It was a difficult investment environment for stocks, as the terrorist attacks, relatively weak corporate profits, geopolitical concerns, and issues surrounding corporate auditing had a negative impact on the market. Early in the fiscal year, economic growth appeared relatively strong; but in the aftermath of September 11, economic data turned mixed, and investors became concerned that corporate earnings growth would fail to sustain stock valuations. Against this backdrop, several corporations restated their earnings for previous years, striking a further blow to investor confidence. During the last four months of the period, stock prices spiraled downward reflecting the uncertainty that dominated market sentiment.

What changes did you make to the fund during the period?

We made notable changes to the fund in the second half of the fiscal year. We reduced the number of portfolio holdings from more than 270 to about 150. As a result, about 50% of the portfolio is invested in large cap stocks and about 50% is in small and mid cap stocks. We also focused on increasing the fund's dividend income by emphasizing dividend-paying common stocks as well as convertible securities. In restructuring the portfolio, we sought to keep the portfolio's industry weightings close to the weightings of its benchmark, the Russell 1000 Value.

                                  TOP 5 SECTORS
                    (as a percentage of 7/31/2002 net assets)

Financials                                        27.6%

Industrials                                       16.5%

Consumer Discretionary                            10.7%

Energy                                             9.4%

Information Technology                             8.1%

How did you position the fund?

As we brought the sector weightings more in line with the fund's benchmark, we restructured the portfolio in a more balanced configuration. At the end of the fiscal year, we had a broad mix of companies. Some companies are from relatively stable sectors that have solid, consistent patterns to their earnings, while others are cyclically sensitive, with more potential to benefit from an economic recovery.

One notable change we made was in the consumer sector. Early in the fiscal year, the fund was significantly underweighted in consumer staple stocks, which usually do well in any economic environment. At the same time, there was a considerable overweighting in the consumer discretionary sector, which has a large media component that tends to underperform when the economy is weak. We reversed this strategy, so by the end of the period, the fund was neutral to slightly overweighted in consumer staple stocks, helping our performance. We underweighted consumer discretionary companies as these companies lagged.

What other sector changes did you make?

We reduced the fund's commitment to technology stocks, selling companies whose business prospects we believed had deteriorated and adding those that have the potential to benefit from a moderate economic recovery. We eliminated companies, such as Adobe Systems, Mentor Graphics, RF Micro Devices, Siebel Systems, Apple Computer and Parametric Technology. We added IBM, Hewlett Packard and Texas Instruments.

                                    EVERGREEN
                             Growth and Income Fund
                           Portfolio Manager Interview


We also raised the fund's allocation to energy stocks. While the worldwide economic slowdown resulted in weaker than expected short-term earnings for several energy companies, we believe holdings, such as Exxon-Mobil, Chevron-Texaco and Schlumberger are well positioned for long-term growth.

In the broad industrials sector, we uncovered a number of attractively priced stocks that, in our opinion, have the potential to deliver relatively strong earnings in a recovering economy. We favored Lyondell Chemical Company and Masco, a building products company. We took advantage of increased defense spending by adding Lockheed Martin, Northrop Grumman and United Technologies. We also invested in Caterpillar and Deere, which could benefit from favorable farm legislation.

                                 TOP 10 HOLDINGS
                    (as a percentage of 7/31/2002 net assets)

Wells Fargo & Co.                                  2.4%

Freddie Mac                                        2.4%

Exxon Mobil Corp.                                  2.3%

3M Co.                                             2.1%

Citigroup, Inc.                                    2.0%

Bank of America Corp.                              1.9%

Northrop Grumman Corp.                             1.6%

Oracle Corp.                                       1.5%

Kerr-McGee Corp.                                   1.5%

Lockheed Martin Corp.                              1.5%



What is your outlook over the next six to 12 months?

While some of the economic data for the second quarter of 2002 was disappointing, we believe a number of factors indicate that the economy should continue to grow, although at a slower pace than we had originally thought. Second-quarter corporate earnings showed their biggest improvement in two years. While some corporate managers have lowered their earnings expectations for the second half of 2002, these revised estimates have not caused us to abandon our outlook for moderate economic expansion. Throughout the economic downturn, consumer spending has been a driving force in the economy. We think this trend could continue as higher personal income, subdued inflation, lower energy prices and relatively low interest rates are positive for the consumer.

In managing the fund, we will continue to focus on limiting risk through individual stock selection and will emphasize dividend-paying companies that we believe have attractive valuations and the potential for consistent earnings growth over the long term.

                                                  EV CG / EV GRIN

                             EVERGREEN EQUITY TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                          EVERGREEN CAPITAL GROWTH FUND

                                   a Series of

                             EVERGREEN EQUITY TRUST
                               200 Berkeley Street
                        Boston, Massachusetts 02116-5034
                                 (800) 343-2898

                        By and In Exchange For Shares of

                        EVERGREEN GROWTH AND INCOME FUND

                                Also a Series of

                             EVERGREEN EQUITY TRUST


         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Evergreen Capital Growth Fund ("Capital Growth Fund"), a series of Evergreen Equity Trust, to Evergreen Growth and Income Fund ("Growth and Income Fund"), also a series of Evergreen Equity Trust, in exchange for Class A, Class B, Class C and Class I shares (to be issued to holders of Class A, Class B, Class C and Class I shares, of Capital Growth Fund) of beneficial interest, $0.001 par value per share, of Growth and Income Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of Capital Growth Fund, dated February 1, 2003, as supplemented February 28, 2003;

(2) The Statement of Additional Information of Growth and Income Fund, dated December 1, 2002, as supplemented February 28, 2003;

(3)           Annual Report of Capital Growth Fund, dated September 30, 2002;

(4)           Annual Report of Growth and Income Fund, dated July 31, 2002;

(5)           Semi-annual report of Capital Growth Fund, dated March 31, 2003;

(6)           Semi-annual report of Growth and Income Fund, dated January 31,
              2003; and

(7)           Pro Forma Financial Statements as of January 31, 2003.


         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Capital Growth Fund dated October 24, 2003. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Equity Trust at the address or phone number set forth above.

         The date of this Statement of Additional Information is October 24,
2003.

         SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION ("SAI")
                                       OF
                            EVERGREEN BALANCED FUNDS
                       EVERGREEN DOMESTIC EQUITY FUNDS II
                        EVERGREEN DOMESTIC EQUITY FUNDS I
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                           (collectively, the "Funds")


         Effective immediately, the section of each Fund's SAI entitled "PURCHASE AND REDEMPTION OF SHARES" is revised as follows:

Class C Shares

         The Fund offers Class C shares with a front-end sales charge of 1.00% applied to your initial investment at the time of purchase. The front-end sales charge may be waived under certain circumstances. In addition, the Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                                CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                         1.00%
Thereafter                                                     0.00%

         Class C shares purchased through either an omnibus account with Merrill Lynch Investment Manager, L.P. or any account with Morgan Stanley DW Inc. will not be subject to the 1.00% front-end sales charge and will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

In addition, the section of each Fund's SAI entitled "SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS" is revised as follows:

         EDI pays commissions to investment firms for sales of Class C shares in the amount of 2.00% of shares sold at the time of purchase. Alternatively, EDI pays commissions to Merrill Lynch Investment Manager, L.P. and Morgan Stanley DW Inc. for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.


February 28, 2003                                            565559 (2/03)

                             EVERGREEN EQUITY TRUST
                          EVERGREEN SELECT EQUITY TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                                 1.800.343.2898

                             DOMESTIC EQUITY FUNDS I

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2003

           Evergreen Aggressive Growth Fund ("Aggressive Growth Fund")
              Evergreen Capital Growth Fund ("Capital Growth Fund")
                 Evergreen Core Equity Fund ("Core Equity Fund")
             Evergreen Emerging Growth Fund ("Emerging Growth Fund")
                 (formerly Evergreen Small Company Growth Fund)
                        Evergreen Fund ("Evergreen Fund")
                      Evergreen Growth Fund ("Growth Fund")
        Evergreen Large Company Growth Fund ("Large Company Growth Fund")
                     Evergreen Masters Fund ("Masters Fund")
                       Evergreen Omega Fund ("Omega Fund")
                  Evergreen Premier 20 Fund ("Premier 20 Fund")
     Evergreen Select Small Cap Growth Fund ("Select Small Cap Growth Fund") Evergreen Select Strategic Growth Fund ("Select Strategic Growth Fund")
              Evergreen Special Equity Fund ("Special Equity Fund")
              Evergreen Stock Selector Fund ("Stock Selector Fund")
        Evergreen Tax Strategic Equity Fund ("Tax Strategic Equity Fund")
                     (Each a "Fund"; together, the "Funds")

           Each Fund is a series of an open-end management investment company known as either Evergreen Equity Trust or
                 Evergreen Select Equity Trust (each, a "Trust";
                            together, the "Trusts").

     This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated February 1, 2003 for the Fund in which you are making or contemplating an investment. The Funds are offered through three separate prospectuses: one offering Class A, Class B, Class C, and Class I shares of each Fund (except for Core Equity Fund and Select Small Cap Growth Fund which offer Class I shares only ), one offering Class A, Class B, Class C, and Class I shares of Tax Strategic Equity Fund only, and one offering Class IS shares of Core Equity Fund, Select Strategic Growth Fund, Special Equity Fund and Stock Selector Fund. You may obtain copies of each prospectus without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. Information in Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in
Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

         Certain information may be incorporated by reference to each Fund's Annual Report dated September 30, 2002. You may obtain a copy of an Annual Report without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY........................................................1-1
INVESTMENT POLICIES..................................................1-1
OTHER SECURITIES AND PRACTICES.......................................1-3
PRINCIPAL HOLDERS OF FUND SHARES.....................................1-4
EXPENSES.............................................................1-4
PERFORMANCE.........................................................1-13
COMPUTATION OF CLASS A AND CLASS C OFFERING PRICES .................1-21
SERVICE PROVIDERS...................................................1-25
FINANCIAL STATEMENTS................................................1-29

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES........2-1
PURCHASE AND REDEMPTION OF SHARES...................................2-19
SALES CHARGE WAIVERS AND REDUCTIONS.................................2-22
PRICING OF SHARES...................................................2-24
PERFORMANCE CALCULATIONS............................................2-25
PRINCIPAL UNDERWRITER...............................................2-28
DISTRIBUTION EXPENSES UNDER RULE 12b-1..............................2-29
SERVICE FEES AND COMMISSION PAID TO INVESTMENT FIRMS................2-31
TAX INFORMATION.....................................................2-34
BROKERAGE...........................................................2-37
ORGANIZATION........................................................2-38
INVESTMENT ADVISORY AGREEMENT.......................................2-39
MANAGEMENT OF THE TRUST.............................................2-40
CORPORATE AND MUNICIPAL BOND RATINGS................................2-45
ADDITIONAL INFORMATION..............................................2-54

                                     PART 1

                                  TRUST HISTORY

         Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund, except Premier 20 Fund, is a diversified series of its respective Trust. Premier 20 Fund is a non-diversified series of its Trust. A copy of the Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part. On June 3, 2002, Evergreen Emerging Growth Fund changed its name from Evergreen Small Company Growth Fund.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the 1940
Act). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1. Diversification  (Excluding Premier 20 Fund)

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

         1a.  Non-Diversification (Premier 20 Fund only)

         The Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.

         Further Explanation of Non-Diversified Funds:

         A non-diversified investment company is not limited by the 1940 Act as to the amount of assets that may be invested in any one issuer. However, in order to qualify as a regulated investment company for tax purposes, the Fund may have no more than 25% of its total assets invested in the securities (other than securities of the U.S. government, its agencies or instrumentalities, or the shares of other regulated investment companies) of any one issuer. In addition, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, or invest in more than 10% of the voting securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, determined at the time of purchase.

         2. Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3. Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4. Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. Each Fund does not consider covered dollar rolls to be "borrowings" for the purposes of this restriction.

         5. Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6. Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7. Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8. Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.


         The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen's Interfund Lending Program was implemented after July 24, 2002.



                         OTHER SECURITIES AND PRACTICES

         For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see the following sections in
Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectuses. The list below applies to all Funds unless noted otherwise.

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions (not applicable to Growth Fund)
Repurchase Agreements
Reverse Repurchase Agreements (not applicable to Growth Fund)
Securities Lending
Convertible Securities
Preferred Stocks
Warrants
Options and Futures Strategies
Foreign Securities (not applicable to Aggressive Growth Fund, Evergreen Fund or Growth Fund)
Foreign Currency  Transactions (not applicable to Aggressive Growth
Fund, Evergreen Fund or Growth Fund)
Obligations of Foreign Branches of US Banks
(not applicable to Aggressive Growth Fund, Evergreen Fund or Growth Fund) Obligations of US Branches of Foreign Banks (not applicable to Aggressive Growth Fund, Evergreen Fund or Growth Fund)
Premium Securities (applicable only to Capital Growth Fund and Growth Fund) Illiquid and Restricted Securities
Investment in Other Investment Companies
Short Sales (not applicable to Capital Growth Fund or Growth Fund)
Limited Partnerships (applicable only to Emerging Growth Fund, Large Company Growth Fund and Tax Strategic Equity Fund)
Master Demand Notes (applicable to Core Equity Fund, Select Small Cap Growth Fund, Select Strategic Growth Fund and Special Equity Fund)
Real Estate Investment Trusts (applicable to Core Equity Fund,  Select Small
Cap Growth Fund, Select Strategic Growth Fund and Special Equity Fund)


                        PRINCIPAL HOLDERS OF FUND SHARES

         As of January 1, 2003, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of January 1, 2003.

 ======================================================================
 Aggressive Growth Fund Class A

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 MLPF&S for the Sole Benefit of ITS Customers         5.91%
 Attn:  Fund Administration #97212
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Aggressive Growth Fund Class B

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Aggressive Growth Fund Class C

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Aggressive Growth Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            41.98%
 Trust Accounts
 Attn:  Ginny Batten
 11th Floor CMG-1151
 301 S. Tryon Street
 Charlotte, NC  28202
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            6.20%
 401K Accounts
 1525 West WT Harris Blvd.
 Charlotte, NC 28288-0001
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Capital Growth Fund Class A

 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Charles Schwab & Co., Inc.                           6.83%
 Special Custody A/C for the Exclusive Benefit of
 Customers
 Attn:  Mutual Funds
 101 Montgomery Street
 San Francisco, CA  94104-4122
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Capital Growth Fund Class B

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Capital Growth Fund Class C

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Capital Growth Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 Summership & Co.                                     27.57%
 Aggressive Portfolio - W14A
 Attn:  Robert Allen
 100 Franklin Street, Floor 9
 Boston, MA  02110-1401
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Summership & Co.                                     21.78%
 Moderately Aggressive Portfolio W14B
 Attn:  Robert Allen
 100 Franklin Street, Floor 9
 Boston, MA  02110-1401
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Summership & Co.                                     18.94%
 Moderately Portfolio W14D
 Attn:  Robert Allen
 100 Franklin Street, Floor 9
 Boston, MA  02110-1401
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Summership & Co.                                     7.96%
 Custom Choice Equity Portfolio W14F
 Attn:  Robert Allen
 100 Franklin Street, Floor 9
 Boston, MA  02110-1401
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Summership & Co.                                     7.32%
 Conservative Portfolio W14E
 Attn:  Robert Allen
 100 Franklin Street, Floor 9
 Boston, MA  02110-1401
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Core Equity Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  83.98%
 Cash Account
 Attn:  Trust Operations Fund Group
 401 S. Tryon Street, Floor 3
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            13.05%
 Cash/Reinvest Account
 Attn:  Trust Operations Fund Group
 401 S. Tryon Street, 3rd Floor CMG-1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Core Equity Fund Class IS

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 Emerging Growth Fund Class A

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 Rofe & Co.                                           19.16%
 C/o State Street Bank & Trust Co. for Sub Account
 Kokusai Securities Co. Ltd.
 P.O. Box 5061
 Boston, MA  02206-0001
 ----------------------------------------------------------------------
 Emerging Growth Fund Class B

 ----------------------------------------------------------------------
 MLPF&S for the Sole Benefit of ITS Customers         7.21%
 Attn:  Fund Administration #98302
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Emerging Growth Fund Class C

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Clearing Corp. Cust. A/C 7969-9014             26.51%
 Spring Creek LP
 Attn:  Elliot Schildkrout
 45 Monadnock Rd.
 Chestnut Hill, MA  02467-1121
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 MLPF&S for the Sole Benefit of ITS Customers         9.41%
 Attn:  Fund Administration #97TU0
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Emerging Growth Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            38.35%
 Cash/Reinvest Account
 Trust Accounts
 1525 West WT Harris Blvd.
 Charlotte, NC 28288-0001
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            30.53%
 Re-Invest Account
 Trust Accounts
 1525 West WT Harris Blvd.
 Charlotte, NC 28288-0001
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            14.50%
 Cash Account
 Trust Accounts
 1525 West WT Harris Blvd.
 Charlotte, NC 28288-0001
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Evergreen Fund Class A

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Evergreen Fund Class B

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Evergreen Fund Class C

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Evergreen Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Growth Fund Class A

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            8.33%
 401K Accounts
 1525 West WT Harris Blvd.
 Charlotte, NC 28288-0001
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Charles Schwab & Co., Inc.                           8.20%
 Special Custody Account FBO
 Exclusive Benefit of Customers
 Attn:  Mutual Funds
 101 Montgomery Street
 San Francisco, CA  94104-4122
 ---------------------------------------------------- -----------------
 Growth Fund Class B

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Growth Fund Class C

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Growth Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            46.49%
 401K Accounts
 1525 West WT Harris Blvd.
 Charlotte, NC  28288-0001
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National BK/EB/INT                       31.53%
 Cash Account
 Attn:  Trust Operations. Fund Group
 401 S. Tryon Street, Floor 3 CMG-1151
 Charlotte, NC 28202-1934
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank/EB/INT                     8.91%
 Reinvest Account
 Attn:  Trust Operations Fund Group
 401 S. Tryon Street, Floor 3 CMG-1151
 Charlotte, NC 28202-1934
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            6.83%
 Cash/Reinvest Account
 Attn: Trust Operations Fund Group[
 401 S. Tryon Street, Floor 3 CMG-1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Large Company Growth Fund Class A

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Large Company Growth Fund Class B

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 MLPF&S for the Sole Benefit of ITS Customers         5.44%
 Attn:  Fund Administration #98298
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Large Company Growth Fund Class C

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Large Company Growth Fund Class I

 ---------------------------------------------------- -----------------
 First Union National Bank                            80.56%
 Trust Accounts
 Trust Accounts
 1525 West WT Harris Blvd.
 Charlotte, NC 28288-0001
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            10.33%
 Trust Accounts
 Attn:  Ginny Batten
 11th Floor CMG 1151
 301 S. Tryon Street
 Charlotte, NC  28202
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Masters Fund Class A

 ----------------------------------------------------------------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Masters Fund Class B

 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 Masters Fund Class C

 ----------------------------------------------------------------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Masters Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            63.26%
 401K Accounts
 1525 West WT Harris Blvd
 Charlotte, NC  28288-0001
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Paulette Wiener Cust.                                5.65%
 Ariana Wiener UTMA-NY
 102 Coleridge Street
 Brooklyn, NY 11235-4131
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Omega Fund Class A

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Omega Fund Class B

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Omega Fund Class C

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 MLPF&S for the Sole Benefit of ITS Customers         5.91
 Attn:  Fund Administration #97BP5
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Omega Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            23.12%
 401K Accounts
 1525 West WT Harris Blvd.
 Charlotte, NC  28288-0001
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            18.91%
 Re-invest Account
 Trust Accounts
 1525 West WT Harris Blvd
 Charlotte, NC  28288-0001
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            9.60%
 Cash Account
 Attn:  Trust Operations Fund Group
 1525 West WT Harris Blvd
 Charlotte, NC  28288-0001
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Premier 20 Fund Class A

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Premier 20 Fund Class B

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Premier 20 Fund Class C

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Premier 20 Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 John V. Lowney TTEE                                  43.71%
 Pamela Lowney Trust
 U/A 7-2-85
 566 Lowell Avenue
 Palo Alto, CA  94301-3815
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 John V. Lowney TTEE                                  43.28%
 Douglas Lowney Trust
 U/A 7-2-85
 566 Lowell Avenue
 Palo Alto, CA  94301-3815
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Select Small Cap Growth Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            57.20%
 Re-invest Account
 Trust Accounts
 1525 West WT Harris Blvd
 Charlotte, NC  28288-0001
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            28.40%
 Cash Account
 Trust Accounts
 1525 West WT Harris Blvd
 Charlotte, NC  28288-0001
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Worcester County                                     9.73%
 Retirement System
 Attn:  Michael J. Donoghue
 Chairman & Treasurer
 2 Main Street, Room 3 Courthouse
 Worcester, MA  01608-1184
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Select Strategic Growth Fund Class A

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 MLPF&S for the Sole Benefit of ITS Customers         36.73%
 Attn:  Fund Administration #975J0
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 State Street Bank & Trust Co.                        6.17%
 Cust. Rollover IRA FBO
 Rafaela Martinez
 13618 Sunburst Street
 Arleta, CA  91331-5540
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Select Strategic Growth Fund Class B

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 MLPF&S for the Sole Benefit of ITS Customers         12.88%
 Attn:  Fund Administration #975J0
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Paine Webber for the Benefit of Malcom G. Rovtar     5.16%
 Trustee U/A
 DED 4-28-86 Made by Malcom G. Rovtar
 10 Penn Court
 Oswego, IL  60543-9782
 ---------------------------------------------------- -----------------
 Select Strategic Growth Fund Class C

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 American Enterprise Investment                       11.01%
 FBO 188942381
 P.O. Box 9446
 Minneapolis, MN  55440-9446
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 MLPF&S for the Sole Benefit of ITS Customers         6.82%
 Attn:  Fund Administration #975J0
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Salomon Smith Barney, Inc.                           5.99%
 00157868598
 333 West 34th Street, 3rd Floor
 New York, NY  10001-2483
 ---------------------------------------------------- -----------------
 Select Strategic Growth Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  55.13%
 Cash Account

 Attn: Trust Operations Fund Group
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  33.86%
 Re-invest Account
 Attn: Trust Operations Fund Group
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            5.21%
 Cash/Reinvest Account
 Attn: Trust Operations Fund Group
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 Select Strategic Growth Fund Class IS

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  13.19%
 Cash Account
 Attn: Trust Operations Fund Group
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  6.98%
 Reinvest Account
 Attn: Trust Operations Fund Group
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Cando & Co.                                          5.13%
 Trust Operators Mail Code 994047
 P.O. Box 29
 Columbia, SC  29202-0029
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Special Equity Fund Class A

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 VALIC                                                23.50%
 Attn:  Greg Seward
 Woodson Tower L7-01
 2919 Allen Parkway
 Houston, TX  77019-2142
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 Charles Schwab & Co., Inc.                           7.79%
 Special Custody Account FBO
 Exclusive Benefit of Customers
 Reinvest Account
 Attn: Mutual FD
 101 Montgomery Street
 San Francisco, CA  94104-4122
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Special Equity Fund Class B

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 Special Equity Fund Class C

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 MLPF&S for the Sole Benefit of ITS Customers         5.21%
 Attn:  Fund Administration #9EHN2
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 Special Equity Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  50.14%
 Cash Account

 Attn: Trust Operations Fund Group
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  39.94%
 Reinvest Account
 Attn: Trust Operations Fund Group
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank                            7.54%
 401K Accounts
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 Special Equity Fund Class IS

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 MLPF&S for the Sole Benefit of ITS Customers         13.42%
 Attn:  Fund Administration #97X34
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  7.54%
 Cash Account
 Attn: Trust Operations Fund Group
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Stock Selector Fund Class A

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Stock Selector Fund Class B

 ---------------------------------------------------- -----------------
 None

 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Stock Selector Fund Class C

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 MLPF&S for the Sole Benefit of ITS Customers         18.48%
 Attn:  Fund Administration #97X37
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 Raymond James & Assoc., Inc.                         17.34%
 FBO SCHWE IRA
 BIN# 87529580
 880 Carillon Parkway
 St. Petersburg, FL  33716-1100
 ---------------------------------------------------- -----------------
 Prudential Securities, Inc. FBO                      14.24%
 Mr. Mark Marchegiani
 IRA DTD 12-26-95
 1314 Hampton Drive
 Archbald, PA  18403-1779
 ---------------------------------------------------- -----------------
 A.G. Edwards & Sons Inc. FBO                         5.68%
 Lysle T. Christianson
 TTEE
 A/C 0084-611859
 One North Jefferson
 St. Louis, MO  63103-2287
 ----------------------------------------------------------------------
 Stock Selector Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  44.13%
 Cash Account
 Attn: Trust Operations Fund Group
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  22.52%
 Cash/Reinvest Account
 Attn: Trust Operations Fund Group
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  17.20%
 Reinvest Account
 Attn: Trust Operations Fund Group
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  11.35%
 401K Accounts
 401 S. Tryon Street, 3rd Floor CMG 1151
 Charlotte, NC  28202-1934
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Stock Selector Fund Class IS

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 Wilmington Trust Co. TTEE                            88.96%
 Triangle Wire & Cable PP Hourly
 A/C 49461-0 DTD 9-22-99
 C/o Mutual Funds
 P.O. Box 8882
 Wilmington, DE 19899-8882
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Clearing Corporation FBO                       7.07%
 First Union Brokerage
 Sipes Orchard Home
 Acct. #77280756
 201 S. College Street, 5th Floor
 Charlotte, NC 28288-0001
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Tax Strategic Equity Fund Class A

 ----------------------------------------------------------------------
 Elsie P. Viles                                       6.06%
 P.O. Box 319
 Augusta, ME  04332-0319
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Tax Strategic Equity Fund Class B

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 MLPF&S for the Sole Benefit of ITS Customers         8.57%
 Attn:  Fund Administration #97YU0
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Tax Strategic Equity Fund Class C

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 MLPF&S for the Sole Benefit of ITS Customers         7.01%
 Attn:  Fund Administration #97YU1
 4800 Deer Lake Drive E. 2nd Floor
 Jacksonville, FL  32246-6484
 ---------------------------------------------------- -----------------
 ----------------------------------------------------------------------
 Tax Strategic Equity Fund Class I

 ----------------------------------------------------------------------
 ---------------------------------------------------- -----------------
 First Union National Bank BK/EB/INT                  36.47%
 Reinvest Account
 Trust Accounts
 1525 West WT Harris Blvd.
 Charlotte, NC  28288-0001
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 John Newhouse Cust.                                  34.26%
 Karly Newhouse UGMA NJ
 164 Goltra Drive
 Baskinridge, NJ  07920-2451
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Clearing Corp. FBO                             7.73%
 Brandon L. Lark UGMA
 A/C 5035-9283
 3124 Ivyland Drive SE
 Roanoke, VA  24014-6307
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 First Clearing Corp. FBO                             7.44%
 Heather Leonard Martin
 A/C 5168-0897
 2522 Selwyn Avenue
 Charlotte, NC  28209-1606
 ---------------------------------------------------- -----------------
 ---------------------------------------------------- -----------------
 David R. Fialkoff Tr.                                6.97%
 David R. Fialkoff Trust
 UAD 3-29-90
 10649 A SW 113 Place
 Miami, FL  33176

 ---------------------------------------------------- -----------------


                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. Wachovia is located at 301 South College Street, Charlotte, North
Carolina 28288-0013. For more information, see "Investment Advisory Agreement" in Part 2 of this SAI.

         EIMC is entitled to receive from the following Funds an annual fee equal to the amounts listed below, based on the average daily net assets of each
Fund:

             ===================================== ===================
             Fund                                         Fee

             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Aggressive Growth Fund                      0.52%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Capital Growth Fund                         0.80%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Core Equity Fund                            0.62%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Growth Fund                                 0.70%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Masters Fund                                0.87%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Premier 20 Fund                             0.75%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Select Strategic Growth Fund                0.62%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Special Equity Fund                         0.92%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Stock Selector Fund                         0.66%
             ------------------------------------- -------------------
             ------------------------------------- -------------------
             Tax Strategic Equity Fund                   0.87%
             ===================================== ===================

         EIMC is entitled to receive from Evergreen Fund an annual fee based on the Fund's average daily net assets as follows:

              ====================================== =================
                    Average Daily Net Assets               Fee

              -------------------------------------- -----------------
              -------------------------------------- -----------------
                       First $500 million                 0.750%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        Next $500 million                 0.700%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                         Next $1 billion                  0.650%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                         Over $2 billion                  0.625%
              ====================================== =================

         EIMC is entitled to receive from Omega Fund an annual fee based on the Fund's average daily net assets as follows:

              ====================================== =================
                    Average Daily Net Assets               Fee

              -------------------------------------- -----------------
              -------------------------------------- -----------------
                       First $250 million                 0.660%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        Next $250 million                 0.585%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        Next $500 million                 0.510%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                         over $1 billion                  0.410%
              ====================================== =================

         EIMC is entitled to receive from Select Small Cap Growth Fund an annual fee based on the Fund's average daily net assets as follows:

              ====================================== =================
                    Average Daily Net Assets               Fee

              -------------------------------------- -----------------
              -------------------------------------- -----------------
                       first $100 million                 0.71%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $150 million                 0.66%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        over $250 million                 0.56%
              ====================================== =================

         EIMC is entitled to receive from Emerging Growth Fund and Large Company Growth Fund an annual fee based on each Fund's average daily net assets as follows:

              ====================================== =================
                    Average Daily Net Assets               Fee

              -------------------------------------- -----------------
              -------------------------------------- -----------------
                       first $100 million                 0.61%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $100 million                 0.56%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $100 million                 0.51%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $100 million                 0.46%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $100 million                 0.41%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $500 million                 0.36%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        next $500 million                 0.31%
              -------------------------------------- -----------------
              -------------------------------------- -----------------
                        over $1.5 billion                 0.26%
              ====================================== =================

Advisory Fees Paid

         Below are the advisory fees accrued or paid by each Fund for the last three fiscal years or periods. Prior to May 11, 2001, amounts paid by Core Equity Fund, Masters Fund, Select Small Cap Growth Fund, Select Strategic Growth Fund, Special Equity Fund and Stock Selector Fund were paid to each Fund's previous investment advisor.

  ======================================================================= ====================== ========================
                                                                          Advisory               Advisory

  Fund/Fiscal Year or Period                                              Fee Paid               Fee Waived
  ----------------------------------------------------------------------- ---------------------- ------------------------
  -----------------------------------------------------------------------------------------------------------------------
  Year or Period Ended September 30, 2002

  ----------------------------------------------------------------------- ---------------------- ------------------------
  Aggressive Growth Fund                                                  $1,147,562             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Capital Growth Fund                                                     $5,305,899             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Core Equity Fund                                                        $10,357,567            $129,657
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Emerging Growth Fund                                                    $3,004,428             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Evergreen Fund                                                          $6,008,661             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Growth Fund                                                             $3,493,525             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Large Company Growth Fund                                               $2,783,259             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Masters Fund                                                            $1,661,052             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Omega Fund                                                              $7,499,653             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Premier 20 Fund                                                         $381,394               $357,590
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Small Cap Growth Fund                                            $902,011               $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Strategic Growth Fund                                            $4,084,762             $720,606
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Special Equity Fund                                                     $2,494,215             $817,952
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Stock Selector Fund                                                     $4,864,516             $1,018,586
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Tax Strategic Equity Fund                                               $142,312               $0
  -----------------------------------------------------------------------------------------------------------------------
  Year or Period Ended September 30, 2001

  ----------------------------------------------------------------------- ---------------------- ------------------------
  Aggressive Growth Fund                                                  $1,673,374             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Capital Growth Fund                                                     $4,777,376             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Core Equity Fund (a)                                                    $ 2,656,896            $109,535
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Core Equity Fund (b)                                                    $ 12,762,346           $1,041,108
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Emerging Growth Fund                                                    $3,850,572             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Evergreen Fund                                                          $9,478,140             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Growth Fund                                                             $4,071,397             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Large Company Growth Fund                                               $3,728,366             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Masters Fund                                                            $2,509,089             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Omega Fund                                                              $9,521,411             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Premier 20 Fund                                                         $493,579               $159,720
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Small Cap Growth Fund (a)                                        $231,158               $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Small Cap Growth Fund (b)                                        $996,746               $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Strategic Growth Fund (a)                                        $ 994,907              $74,301
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Strategic Growth Fund (b)                                        $ 4,598,643            $318,766
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Special Equity Fund (a)                                                 $ 607,642              $258,710
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Special Equity Fund (b)                                                 $ 2,390,755            $956,999
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Stock Selector Fund                                                     $ 6,025,956            $1,241,529
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Tax Strategic Equity Fund                                               $199,787               $0
  -----------------------------------------------------------------------------------------------------------------------
  Year or Period Ended September 30, 2000

  -----------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Aggressive Growth Fund                                                  $2,103,035             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Capital Growth Fund                                                     $3,789,146             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Core Equity Fund (c)                                                    $ 14,907,250           $2,031,773
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Emerging Growth Fund                                                    $5,073,245             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Evergreen Fund                                                          $15,812,585            $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Growth Fund                                                             $4,189,088             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Large Company Growth Fund                                               $5,203,977             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Masters Fund                                                            $2,738,157             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Omega Fund                                                              $8,565,213             $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Small Cap Growth Fund (c)                                        $812,680               $0
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Select Strategic Growth Fund (c)                                        $3,940,670             $494,372
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Special Equity Fund (c)                                                 $1,614,746             $508,842
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Stock Selector Fund                                                     $ 3,682,542            $371,302
  ----------------------------------------------------------------------- ---------------------- ------------------------
  ----------------------------------------------------------------------- ---------------------- ------------------------
  Tax Strategic Equity Fund                                               $ 222,925              $2,218
  ======================================================================= ====================== ========================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)      Year ended June 30, 2001.
(c)      Year ended June 30, 2000.

Sub-Advisory Fees Paid

         Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter) acts as sub-advisor to Capital Growth Fund. EIMC will pay Pilgrim Baxter an annual contractual sub-advisory fee at the rate of 0.20% of the Fund's average daily net assets.

         OppenheimerFunds,  Inc. (Oppenheimer), MFS Institutional Advisors, Inc.
(MFS) and Marsico Capital Management, LLC (Marsico) each manage, along with EIMC, a segment of the Masters Fund. EIMC pays Oppenheimer, MFS and Marsico fees equal in the aggregate up to 0.50% of the Masters Fund's average daily net assets.

         Below are the sub-advisory fees paid by the investment advisor to the sub-advisors for the last three fiscal years or periods.

================================================= ================ ===================== ===============
                                                                    Oppenheimer,
                                                                   MFS,                  Pilgrim

Fund/Fiscal Year or Period                        EIMC             Marsico               Baxter
------------------------------------------------- ---------------- --------------------- ---------------
------------------------------------------------------------------ --------------------- ---------------
Year or Period Ended September 30, 2002

------------------------------------------------------------------ --------------------- ---------------
------------------------------------------------- ---------------- --------------------- ---------------
Capital Growth Fund                               N/A              N/A                   $1,326,475
------------------------------------------------- ---------------- --------------------- ---------------
------------------------------------------------- ---------------- --------------------- ---------------
Masters Fund                                      $ 251,649        $ 701,207(a)          N/A
------------------------------------------------- ---------------- --------------------- ---------------
------------------------------------------------------------------ --------------------- ---------------
Year or Period Ended September 30, 2001

------------------------------------------------------------------ --------------------- ---------------
------------------------------------------------- ---------------- --------------------- ---------------
Capital Growth Fund (b)                           N/A              N/A                   $663,014
------------------------------------------------- ---------------- --------------------- ---------------
------------------------------------------------- ---------------- --------------------- ---------------
Masters Fund                                      $121,252 (c)     $1,118,597            N/A
------------------------------------------------- ---------------- --------------------- ---------------
------------------------------------------------------------------ --------------------- ---------------
Year or Period Ended September 30, 2000

------------------------------------------------------------------ --------------------- ---------------
------------------------------------------------- ---------------- --------------------- ---------------
Masters Fund                                      N/A              $1,222,405            N/A
================================================= ================ ===================== ===============

(a)  Marsico  replaced  Putnam  Investment   Management,   LLC  as  one  of  the
     sub-advisors to Masters Fund, effective September 1, 2002.
(b) For the six months ended September 30, 2001. Pilgrim Baxter became the sub-advisor of the Fund effective April 2, 2001.
(c) $121,252 was paid to EIMC for the three-month period ended September 30, 2001. The Fund changed one of its sub-advisors to EIMC on May 11, 2001.

              Until May 11, 2001, Evergreen Asset Management Company (EAMC) acted as one of the sub-advisors to Masters Fund and was reimbursed in the following amounts by the Fund's previous investment advisor for the costs of providing sub-advisory services:

========================================================== ====================
Fund/Fiscal Year or Period                                 Total Paid to EAMC
---------------------------------------------------------- --------------------
-------------------------------------------------------------------------------
Year or Period Ended September 30, 2001

-------------------------------------------------------------------------------
---------------------------------------------------------- --------------------
Masters Fund                                                      $206,835(a)
---------------------------------------------------------- --------------------
-------------------------------------------------------------------------------
Year or Period Ended September 30, 2000

-------------------------------------------------------------------------------
---------------------------------------------------------- --------------------
Masters Fund                                                       $314,002
========================================================== ====================
          (a) For the period from October 1, 2000 through May 11, 2001.

              Until September 22, 2000, Lieber & Company (Lieber) acted as the sub-advisor to Evergreen Fund and Tax Strategic Equity Fund and was reimbursed in the following amounts by the Funds' previous investment advisor for the costs of providing sub-advisory services:

 =================================================== ==========================
 Fund/Fiscal Year or Period                          Total Paid to Lieber

 --------------------------------------------------- --------------------------
 ------------------------------------------------------------------------------
 Year or Period Ended September 30, 2000

 ------------------------------------------------------------------------------
 --------------------------------------------------- --------------------------
 Evergreen Fund                                             $15,804,679
 --------------------------------------------------- --------------------------
 --------------------------------------------------- --------------------------
 Tax Strategic Equity Fund                                   $225,030
 =================================================== ==========================


Brokerage Commissions

         Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers and brokerage commissions paid by the applicable Funds to Wachovia Securities, Inc. (formerly First Union Securities, Inc.), an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.

============================================ =========================== ===========================
                                                                           Total Paid to Wachovia

        Fund/Fiscal Year or Period           Total Paid to All Brokers        Securities, Inc.
------------------------------------------------------------------------ ---------------------------
Year or Period Ended September 30, 2002

------------------------------------------------------------------------ ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Aggressive Growth Fund                               $1,020,903                   $224,418
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Capital Growth Fund                                  $8,263,702                   $605,618
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Core Equity Fund                                     $6,616,422                   $802,326
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Emerging Growth Fund                                 $3,785,397                   $683,275
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Evergreen Fund                                       $2,251,177                   $877,747
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Growth Fund                                          $1,675,366                   $35,223
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Company Growth Fund                            $1,964,618                   $761,968
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Masters Fund                                          $754,272                    $28,651
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Omega Fund                                           $5,629,264                  $1,617,703
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Premier 20 Fund                                       $464,235                    $144,333
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Select Small Cap Growth Fund                          $707,554                    $43,601
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Select Strategic Growth Fund                         $3,422,525                   $168,142
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Special Equity Fund                                  $2,501,274                   $84,384
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Stock Selector Fund                                  $1,793,031                   $74,659
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Tax Strategic Equity Fund                             $29,906                       $28
-------------------------------------------- --------------------------- ---------------------------
------------------------------------------------------------------------ ---------------------------
Year or Period Ended September 30, 2001

------------------------------------------------------------------------ ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Aggressive Growth Fund                                $948,633                    $121,583
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Capital Growth Fund                                  $2,062,875                    $7,910
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Core Equity Fund (a)                                  $403,647                    $265,656
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Core Equity Fund(b)                                  $2,642,655                   $255,403
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Emerging Growth Fund                                 $1,844,993                   $161,695
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Evergreen Fund                                       $3,598,637                   $787,168
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Growth Fund                                           $667,743                    $43,806
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Company Growth Fund                            $2,379,822                   $557,365
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Masters Fund                                          $373,399                    $15,088
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Omega Fund                                           $5,669,012                  $1,082,732
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Premier 20 Fund                                       $610,428                    177,920
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Select Small Cap Growth Fund (a)                      $133,664                    $20,245
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Select Small Cap Growth Fund (b)                      $471,129                    $25,160
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Select Strategic Growth Fund (a)                      $524,475                    $65,858
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Select Strategic Growth Fund (b)                     $2,113,071                   $97,645
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Special Equity Fund (a)                               $281,302                    $29,739
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Special Equity Fund (b)                              $1,739,661                   $55,685
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Stock Selector Fund                                  $1,614,942                   $76,342
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Tax Strategic Equity Fund                             $38,020                        $0
-------------------------------------------- --------------------------- ---------------------------
------------------------------------------------------------------------ ---------------------------
Year or Period Ended September 30, 2000

------------------------------------------------------------------------ ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Aggressive Growth Fund                                $885,769                    $38,450
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Capital Growth Fund                                   $937,166                       $0
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Core Equity Fund (c)                                 $2,129,518                      $0
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Emerging Growth Fund                                 $2,828,510                   $190,409
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Evergreen Fund                                       $3,933,521                      $0
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Growth Fund                                           $693,356                       $0
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Large Company Growth Fund                            $2,530,657                   $85,125
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Masters Fund                                          $512,661                     $1,746
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Omega Fund                                           $3,361,355                   $150,675
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Select Small Cap Growth Fund (c)                      $475,552                       $0
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Select Strategic Growth Fund (c)                     $1,202,411                      $0
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Special Equity Fund (c)                               $948,715                     $3,321
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Stock Selector Fund                                   $859,809                       $0
-------------------------------------------- --------------------------- ---------------------------
-------------------------------------------- --------------------------- ---------------------------
Tax Strategic Equity Fund                             $19,296                        $0
============================================ =========================== ===========================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)      Year ended June 30, 2001.
(c)      Year ended June 30, 2000.

      Below are the brokerage commissions paid by the applicable Funds to Lieber, an affiliated broker-dealer for the Evergreen funds until September 2000, for the fiscal year ended September 2000. There were no commissions paid for the fiscal year or period ended September 2001.

================================================ ==========================
Fund/Fiscal Year or Period                       Total Paid to Lieber

------------------------------------------------ --------------------------
---------------------------------------------------------------------------
Year or Period Ended September 30, 2000

---------------------------------------------------------------------------
------------------------------------------------ --------------------------
Evergreen Fund                                              $309,240
------------------------------------------------ --------------------------
------------------------------------------------ --------------------------
Masters Fund                                                $71,136
------------------------------------------------ --------------------------
------------------------------------------------ --------------------------
Tax Strategic Equity Fund                                    $8,680
------------------------------------------------ --------------------------

Percentage of Brokerage Commissions

         The tables below show, for the fiscal year or period ended September 30, 2002, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities, Inc.; and (2) the percentage of each applicable Fund's aggregate dollar amount of commissionable transactions effected through Wachovia Securities, Inc. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.

========================================= ======================= =========================
                                                                       Percentage of
                                              Percentage of            Commissionable
                                              Commissions to        Transactions through
                  Fund                     Wachovia Securities,     Wachovia Securities,
                                                   Inc.                     Inc.
========================================= ======================= =========================
========================================= ======================= =========================
Aggressive Growth Fund                            22.0%                     0.3%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Capital Growth Fund                                7.3%                     0.7%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Core Equity Fund                                  12.1%                     0.7%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Emerging Growth Fund                              18.1%                     1.4%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Evergreen Fund                                    39.0%                     2.0%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Growth Fund                                        2.1%                     0.0%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Large Company Growth Fund                         38.8%                     0.3%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Masters Fund                                       3.8%                     0.0%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Omega Fund                                        28.7%                     0.0%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Premier 20 Fund                                   31.1%                     0.0%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Select Small Cap Growth Fund                       6.2%                     0.0%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Select Strategic Growth Fund                       4.9%                     0.0%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Stock Selector Fund                                3.4%                     0.0%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Special Equity Fund                                4.2%                     0.0%
----------------------------------------- ----------------------- -------------------------
----------------------------------------- ----------------------- -------------------------
Tax Strategic Equity Fund                          0.1%                     0.0%
========================================= ======================= =========================

Portfolio Turnover

         The Funds, with the exception of Tax Strategic Equity Fund, generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

   ============================================== =========================== ============================
   Fund/Fiscal Year or Period                               Total              Underwriting Commissions
                                                   Underwriting Commissions            Retained

   ---------------------------------------------- --------------------------- ----------------------------
   -------------------------------------------------------------------------------------------------------
   Year or Period Ended 2002

   -------------------------------------------------------------------------------------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Aggressive Growth Fund                                  $327,001                     $12,237
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Capital Growth Fund                                    $4,718,789                    $70,601
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Core Equity Fund                                           $0                          $0
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Emerging Growth Fund                                    $368,859                     $9,165
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Evergreen Fund                                          $341,932                     $8,822
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Growth Fund                                             $864,341                     $19,380
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Company Growth Fund                               $426,123                     $10,932
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Masters Fund                                            $346,497                     $8,979
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Omega Fund                                             $5,133,634                    $97,983
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Premier 20 Fund                                         $174,061                     $12,522
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Select Small Cap Growth Fund                               $0                          $0
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Select Strategic Growth Fund                            $33,213                       $695
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Special Equity Fund                                     $431,900                     $7,756
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Stock Selector Fund                                     $53,389                      $1,834
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Tax Strategic Equity Fund                               $45,957                       $524
   ---------------------------------------------- --------------------------- ----------------------------
   -------------------------------------------------------------------------------------------------------
   Year or Period Ended 2001

   -------------------------------------------------------------------------------------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Aggressive Growth Fund                                  $962,975                     $27,673
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Capital Growth Fund                                    $9,596,749                    $82,854
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Core Equity Fund (a)                                       $0                          $0
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Core Equity Fund (b)                                       $0                          $0
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Emerging Growth Fund                                    $566,663                     $8,506
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Evergreen Fund                                          $518,254                     $10,064
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Growth Fund                                             $698,098                     $12,185
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Company Growth Fund                               $572,347                     $8,608
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Masters Fund                                           $1,507,143                    $35,852
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Omega Fund                                            $14,899,699                   $180,188
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Premier 20 Fund                                        $5,411,372                    $12,461
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Select Small Cap Growth Fund (a)                           $0                          $0
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Select Small Cap Growth Fund (b)                           $0                          $0
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Select Strategic Growth Fund (a)                         $5,086                       $219
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Select Strategic Growth Fund (b)                         $2,250                        $62
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Special Equity Fund (a)                                 $822,210                     $13,657
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Special Equity Fund (b)                                $1,340,126                    $24,435
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Stock Selector Fund                                     $27,004                      $1,190
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Tax Strategic Equity Fund                               $164,313                     $2,299
   ---------------------------------------------- --------------------------- ----------------------------
   -------------------------------------------------------------------------------------------------------
   Year or Period Ended 2000

   -------------------------------------------------------------------------------------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Aggressive Growth Fund                                 $1,799,017                    $41,900
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Capital Growth Fund                                    $1,444,388                    $34,029
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Core Equity Fund (c)                                       $0                          $0
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Emerging Growth Fund                                    $772,141                     $10,727
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Evergreen Fund                                         $1,011,963                    $21,362
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Growth Fund                                             $406,295                     $10,385
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Large Company Growth Fund                               $679,663                     $17,133
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Masters Fund                                           $1,725,789                    $35,446
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Omega Fund                                            $33,997,149                   $560,015
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Select Small Cap Growth Fund (c)                           $0                          $0
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Select Strategic Growth Fund (c)                           $0                          $0
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Special Equity Fund (c)                                $1,648,195                    $32,426
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Stock Selector Fund                                     $50,303                      $3,569
   ---------------------------------------------- --------------------------- ----------------------------
   ---------------------------------------------- --------------------------- ----------------------------
   Tax Strategic Equity Fund                               $268,316                     $7,400
   ============================================== =========================== ============================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
(b)      Year ended June 30, 2001.
(c)      Year ended June 30, 2000.

12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year or period ended September 30, 2002. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

===================================== ============== ================================= ================================ ===========
                                         Class A                 Class B                           Class C                Class IS
Fund

=====================================
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
                                      Service Fees   Distribution       Service        Distribution      Service        Service
                                                     Fees                Fees          Fees              Fees           Fees
===================================== ============== ================== ============== ================= ============== ===========
Aggressive Growth Fund                $329,729       $472,640           $157,546       $61,226           $20,409        N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Capital Growth Fund                   $615,284       $1,356,643         $452,214       $1,748,905        $582,968       N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Core Equity Fund                      N/A            N/A                N/A            N/A               N/A            $172,013
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Emerging Growth Fund                  $1,467,390     $242,758           $80,919        $35,493           $11,831        N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Evergreen Fund                        $208,331       $1,951,076         $650,359       $38,997           $12,999        N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Growth Fund                           $171,425       $80,152            $26,717        $2,083,567        $694,522       N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Large Company Growth Fund             $1,300,017     $282,329           $94,110        $50,709           $16,903        N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Masters Fund                          $226,641       $669,187           $223,062       $68,107           $22,702        N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Omega Fund                            $1,258,895     $5,624,505         $1,874,835     $1,355,827        $451,943       N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Premier 20 Fund                       $224,423       $47,939            $15,980        $17,260           $5,753         N/A
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Select Strategic Growth Fund          $621           $2,715             $905           $1,146            $382           $41,929
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Special Equity Fund                   $83,770        $303,587           $101,195       $153,688          $51,229        $10,769
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Stock Selector Fund                   $58,227        $40,183            $13,394        $2,587            $862           $2,446
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
------------------------------------- -------------- ------------------ -------------- ----------------- -------------- -----------
Tax Strategic Equity Fund             $8,853         $64,246            $21,415        $31,307           $10,436        N/A
===================================== ============== ================== ============== ================= ============== ===========


Trustee Compensation

         Listed below is the Trustee compensation paid by the Funds within Evergreen Equity Trust and Evergreen Select Equity Trust for the fiscal year ended September 30, 2002 and by the Trusts and the seven other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2002. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

                                                                             Total Compensation from the
         Trustee                              Aggregate Compensation from   Evergreen Fund Complex for the
                                              the Funds for the fiscal     twelve months ended 12/31/2002
                                              year ended 9/30/2002
         ---------------------------------- ------------------------------ --------------------------------
         Laurence B. Ashkin**                          $4,730                          $52,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Charles A. Austin, III                        $11,150                        $125, 000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Arnold H. Dreyfuss**                          $4,784                          $52,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         K. Dun Gifford                                $12,380                        $143,500
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         James S. Howell***                            $4,705                          $52,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Leroy Keith Jr.                               $11,100                        $125, 000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Gerald M. McDonnell                           $12,134                        $134,727
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Thomas L. McVerry                             $11,100                        $125, 000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Louis W. Moelchert, Jr.****                   $4,109                          $21,065
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         William Walt Pettit                           $11,150                        $125, 000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         David M. Richardson                           $11,150                        $125, 000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Russell A. Salton, III                        $12,489                        $144,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Michael S. Scofield                           $13,607                        $160,000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Richard J. Shima                              $11,150                        $125, 000
         ---------------------------------- ------------------------------ --------------------------------
         ---------------------------------- ------------------------------ --------------------------------
         Richard K. Wagoner                            $11,150                        $125,000
         ================================== ============================== ================================

         *Certain Trustees have elected to defer all or part of their total compensation for the calendar year ended December 31, 2002. The amounts listed below will be payable in later years to the respective Trustees:

                  Austin $93,750
                  Howell $36,400
                  McVerry   $125,000
                  Pettit  $125,000

         **As of January 1, 2001, Laurence B. Ashkin and Arnold H. Dreyfuss retired and became Trustees Emeriti.
         ***As of January 1, 2000, James S. Howell retired and became Trustee Emeritus.
         ****As of January 2, 2002, Louis W. Moelchert, Jr. resigned. He received compensation through December 2001.




                                   PERFORMANCE

Total Return

         Below are the average annual total returns for each class of shares of the Funds (including applicable sales charges) as of September 30, 2002. The after-tax returns shown are for each Fund's oldest class or one of each Fund's oldest classes; after-tax returns for other classes will vary. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

  =================== ==================== ===================== ==================== =====================
                                                                 Ten Years or Since
                                                                 Inception Date       Inception Date

  Fund/Class          One Year             Five Years            Of Class             of Class
  =================== ==================== ===================== ==================== =====================
  =========================================================================================================

  Aggressive Growth Fund (1)

  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -19.61%               -2.10%                7.44%         4/15/1983
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  -19.61%               -4.85%                5.70%         4/15/1983
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  -12.04%               -1.07%                6.53%         4/15/1983
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -19.58%               -1.89%                7.53%         7/7/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -17.02%               -1.72%                7.51%         8/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -14.46%               -0.61%                8.30%         7/11/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Capital Growth Fund (2)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -27.93%               -0.91%                7.48%         4/29/1992
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  -27.93%               -2.58%                5.40%         4/29/1992
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  -17.15%               -1.04%                5.41%         4/29/1992
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -27.91%               -0.45%                7.90%         10/25/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -25.64%               -0.73%                7.21%         4/29/1992
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -23.37%               0.51%                 8.26%         11/19/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Core Equity Fund (3)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -20.13%               -5.75%                5.29%         11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  -20.68%                N/A                   N/A          11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  -11.77%                N/A                   N/A          11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  -20.32%               -5.98%               -5.03%         2/4/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Emerging Growth Fund (4)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -19.24%               -8.07%                5.28%         1/20/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -19.46%               -7.75%                5.55%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B+                  -19.46%              -11.13%                2.15%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B+                  -11.95%               -5.83%                4.27%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -16.52%               -7.72%                5.48%         1/26/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -14.41%               -6.77%                6.02%         1/26/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Evergreen Fund (5)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -24.98%               -9.39%                4.13%         1/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -25.01%               -9.18%                4.18%         1/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -22.53%               -9.13%                4.09%         1/3/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -20.17%               -8.04%                5.00%         10/15/1971
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -20.17%               -9.70%                3.03%         10/15/1971
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -12.39%               -5.33%                4.23%         10/15/1971
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -18.63%               -4.60%                7.81%         6/5/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -18.55%               -4.39%                7.87%         10/18/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -16.09%               -4.37%                7.74%         4/15/1985
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C+                  -16.09%               -7.01%                4.24%         4/15/1985
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C+                  -9.88%                -3.93%                5.02%         4/15/1985
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -13.44%               -3.28%                8.24%         11/19/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Large Company Growth Fund (4)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -21.21%               -3.68%                6.94%         1/20/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -21.07%               -3.39%                7.21%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B+                  -21.07%               -6.45%                4.03%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B+                  -12.94%               -2.16%                5.65%         9/11/1935
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -18.65%               -3.40%                7.09%         1/22/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -16.25%               -2.58%                7.55%         6/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Masters Fund

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class A                   -25.78%                N/A                -11.65%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class A+                  -25.78%                N/A                -12.84%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class A+                  -15.83%                N/A                 -9.08%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class B                   -25.80%                N/A                -11.52%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class C                   -23.32%                N/A                -11.14%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ------------------- -------------------- -------------------- --------------------- ---------------------
  Class I                   -21.12%                N/A                -10.05%         12/31/1998
  ------------------- -------------------- -------------------- --------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Omega Fund (1)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -23.02%               -1.43%                7.85%         4/29/1968
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  -23.02%               -2.64%                5.85%         4/29/1968
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  -14.13%               -0.97%                5.98%         4/29/1968
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -22.96%               -1.28%                7.69%         8/2/1993
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -20.53%               -1.19%                7.59%         8/2/1993
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -18.11%               -0.01%                8.62%         1/13/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Premier 20 Fund

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -22.48%                N/A                 -39.37%        10/31/2000
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  -22.48%                N/A                 -39.37%        10/31/2000
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  -13.80%                N/A                 -29.87%        10/31/2000
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -22.61%                N/A                 -39.33%        10/31/2000
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -19.92%                N/A                 -38.19%        10/31/2000
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -17.74%                N/A                 -37.38%        10/31/2000
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Select Small Cap Growth Fund

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -11.98%               -4.79%                1.57%         12/28/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  -11.98%               -6.39%                0.22%         12/28/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  -7.36%                -4.06%                0.98%         12/28/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------

  Select Strategic Growth Fund (7)

  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -22.17%               -0.99%                9.84%         5/11/2001
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -22.03%               -0.26%               10.23%         5/11/2001
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -19.60%               -0.23%               10.09%         5/11/2001
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -17.16%               0.28%                10.84%         11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  -17.25%                N/A                   N/A          11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  -10.53%                N/A                   N/A          11/24/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  -17.40%               0.00%                10.55%         2/27/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Special Equity Fund (8)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -27.42%               -2.32%                7.11%         8/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -27.30%               -1.83%                7.58%         8/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -25.02%               -1.80%                7.45%         8/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -22.75%               -0.88%                8.08%         3/15/1994
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  -22.75%               -3.97%                4.29%         3/15/1994
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  -13.97%               -1.44%                5.18%         3/15/1994
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  -22.87%               -1.11%                7.88%         3/15/1994
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Stock Selector Fund (9)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -24.86%               -6.18%                6.43%         2/28/1990
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  -25.02%               -9.17%                3.17%         2/28/1990
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A+                  -15.24%               -4.79%                4.49%         2/28/1990
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -24.77%               -7.59%                5.74%         11/7/1997
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -22.35%               -5.72%                6.70%         6/30/1999
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -20.05%               -4.85%                7.24%         2/21/1995
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class IS                  -20.25%               -5.07%                7.06%         6/30/2000
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------

  Tax Strategic Equity Fund (5)

  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class A                   -25.26%                N/A                 -4.89%         9/4/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class B                   -25.37%                N/A                 -4.66%         10/14/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class C                   -23.07%                N/A                 -4.41%         11/4/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I                   -20.62%                N/A                 -3.22%         9/1/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  -20.62%                N/A                 -3.23%         9/1/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions)
  ---------------------------------------------------------------------------------------------------------
  ------------------- -------------------- --------------------- -------------------- ---------------------
  Class I+                  -12.66%                N/A                 -2.55%         9/1/1998
  ------------------- -------------------- --------------------- -------------------- ---------------------
  ---------------------------------------------------------------------------------------------------------
  (after taxes on distributions and sale of Fund shares)
  =========================================================================================================

(1) Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

(2) Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, the original class offered along with Class
C. The historical returns for Classes B and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower and returns for Class I would have been higher

(3) Historical performance shown for Class I prior to 11/24/1997 is based on the fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Historical performance shown for Class IS Shares from 11/24/1997 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class IS would have been lower.

(4) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(5) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

(6) Historical performance shown for Classes A, B and I prior to their inception is based on the performance of Class C, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(7) Historical performance shown for Class I prior to 11/24/1997 is based on the fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Historical performance shown for Classes A, B, C and IS prior to their inception is based on the fund's Class I shares, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower.

(8) Historical performance shown for Class I prior to its inception is based on the performance of the Class Y shares of the fund's predecessor fund, CoreFund Special Equity Fund. Historical performance shown for Class IS prior to its inception is based on the performance of the Class A shares of the fund's predecessor fund, CoreFund Special Equity Fund, and reflects the same 0.25% 12b-1 fee applicable to Class IS. Historical performance shown for Classes A, B and C prior to their inception is based on 1) Class IS from 7/27/1998 to their inception and 2) the performance of the Class A shares of the fund's predecessor fund, CoreFund Special Equity Fund. The performance has not been adjusted to reflect the differences in the 12b-1 fee applicable to each class. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been re?ected, returns for Classes B and C would have been lower.

(9) Historical performance shown for Classes B, C, I and IS prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

+ The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

               COMPUTATION OF CLASS A AND CLASS C OFFERING PRICES

         Class A and Class C shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A and Class C shares of each Fund. The example assumes a purchase of Class A and Class C shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's class as of September 30, 2002. For more information, see "Pricing of Shares" in Part 2 of this SAI.

       ========================================= =============== =================== ===================
                                                 Net Asset       Per Share Sales     Offering Price

       Fund                                      Value           Charge              Per Share
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Aggressive Growth Fund

       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $11.27          5.75%               $11.96
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $10.33          1.00%               $10.43
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Capital Growth Fund

       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $16.80          5.75%               $17.82
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $15.36          1.00%               $15.52
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Emerging Growth Fund

       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $2.98           5.75%               $3.16
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $2.85           1.00%               $2.88
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Evergreen Fund

       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $8.92           5.75%               $9.46
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $8.42           1.00%               $8.51
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Growth Fund

       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $10.66          5.75%               $11.31
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $9.84           1.00%               $9.94
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Large Company Growth Fund

       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $4.68           5.75%               $4.97
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $4.47           1.00%               $4.52
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Masters Fund

       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $5.70           5.75%               $6.05
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $5.53           1.00%               $5.59
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Omega Fund

       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $16.69          5.75%               $17.71
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $15.14          1.00%               $15.29
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Premier 20 Fund

       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $4.07           5.75%               $4.32
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $4.02           1.00%               $4.06
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Select Strategic Growth Fund

       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $18.86          5.75%               $20.01
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $18.72          1.00%               $18.91
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Special Equity Fund

       -------------------------------------------------------------------------------------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $7.57           5.75%               $8.03
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $7.40           1.00%               $7.47
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Stock Selector Fund

       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $9.70           5.75%               $10.29
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $9.53           1.00%               $9.63
       ----------------------------------------- --------------- ------------------- -------------------
       -------------------------------------------------------------------------------------------------
       Tax Strategic Equity Fund

       ----------------------------------------- --------------- ------------------- -------------------
       Class A                                   $8.64           5.75%               $9.17
       ----------------------------------------- --------------- ------------------- -------------------
       ----------------------------------------- --------------- ------------------- -------------------
       Class C                                   $8.40           1.00%               $8.48
       ========================================= =============== =================== ===================


                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Evergreen funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:

=================================== ======================================
     Average Daily Net Assets                  Administrative
      of the Evergreen Funds                  Service Fee Rates

----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
        First $50 billion                          0.100%

----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
         Next $25 billion                          0.090%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
         Next $25 billion                          0.080%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
         Next $25 billion                          0.075%
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
   On assets over $125 billion                     0.050%

=================================== ======================================

        Below are the administrative service fees paid by each Fund for the last three fiscal years or periods. Prior to December 31, 2001, the Funds paid EIS under a different fee schedule.

           ==================================================== ================
           Fund/Fiscal Year or Period                           Administrative
                                                                Fee Paid

           ==================================================== ================
           =====================================================================
           Year or Period Ended September 30, 2002

           ---------------------------------------------------------------------
           ---------------------------------------------------- ----------------
           Aggressive Growth Fund                               $220,685
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Capital Growth Fund                                  $750,989
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Core Equity Fund                                     $1,691,488
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Emerging Growth Fund                                 $626,602
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Evergreen Fund                                       $805,797
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Growth Fund                                          $565,192
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Large Company Growth Fund                            $566,212
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Masters Fund                                         $190,926
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Omega Fund                                           $1,448,086
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Premier 20 Fund                                      $98,531
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Select Small Cap Growth Fund                         $129,093
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Select Strategic Growth Fund                         $775,059
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Special Equity Fund                                  $360,018
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Stock Selector Fund                                  $891,379
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Tax Strategic Equity Fund                            $16,358
           ---------------------------------------------------- ----------------
           ---------------------------------------------------------------------
           Year or Period Ended September 30, 2001

           ---------------------------------------------------------------------
           ---------------------------------------------------- ----------------
           Aggressive Growth Fund                               $321,803
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Capital Growth Fund                                  $895,758
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Core Equity Fund (a)                                 $446,199
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Core Equity Fund (b)                                 $2,226,364
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Emerging Growth Fund                                 $863,504
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Evergreen Fund                                       $1,211,711
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Growth Fund                                          $872,442
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Large Company Growth Fund                            $829,823
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Masters Fund                                         $288,401
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Omega Fund                                           $1,942,242
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Premier 20 Fund                                      $87,107
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Select Small Cap Growth Fund (a)                     $33,135
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Select Small Cap Growth Fund (b)                     $144,055
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Select Strategic Growth Fund (a)                     $172,453
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Select Strategic Growth Fund (b)                     $793,131
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Special Equity Fund (a)                              $94,169
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Special Equity Fund (b)                              $364,190
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Stock Selector Fund                                  $1,101,134
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Tax Strategic Equity Fund                            $22,964
           ---------------------------------------------------- ----------------
           ---------------------------------------------------------------------
           Year or Period Ended September 30, 2000

           ---------------------------------------------------------------------
           ---------------------------------------------------- ----------------
           Aggressive Growth Fund                               $327,180
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Capital Growth Fund                                  $710,465
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Core Equity Fund (c)                                 $1,575,686
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Emerging Growth Fund                                 $936,398
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Evergreen Fund                                       $1,395,821
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Growth Fund                                          $897,662
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Large Company Growth Fund                            $1,360,194
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Masters Fund                                         $247,208
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Omega Fund                                           $1,446,746
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Select Small Cap Growth Fund (c)                     $76,272
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Select Strategic Growth Fund (c)                     $458,214
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Special Equity Fund (c)                              $364,190
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Stock Selector Fund                                  $499,952
           ---------------------------------------------------- ----------------
           ---------------------------------------------------- ----------------
           Tax Strategic Equity Fund                            $20,749
           ==================================================== ================
           =====================================================================

(a) For the three months ended September 30, 2001. The Fund changed its fiscal year end from June 30 to September 30, effective July 31, 2001
(b)      Year Ended June 30, 2001.
(c)      Year ended June 30, 2000.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

         Each Fund pays ESC annual fees as follows:

                 -------------------------------------- ----------------- --------------------
                                                         Annual Fee Per     Annual Fee Per
                                                         Open Account*     Closed Account**
                 Fund Type
                 -------------------------------------- ----------------- --------------------
                 -------------------------------------- ----------------- --------------------

                 Monthly Dividend Funds                 $26.75            $9.00
                 -------------------------------------- ----------------- --------------------
                 -------------------------------------- ----------------- --------------------
                 -------------------------------------- ----------------- --------------------

                 Quarterly Dividend Funds               $25.75            $9.00
                 -------------------------------------- ----------------- --------------------
                 -------------------------------------- ----------------- --------------------

                 Semiannual Dividend Funds              $24.75            $9.00
                 -------------------------------------- ----------------- --------------------
                 -------------------------------------- ----------------- --------------------

                 Annual Dividend Funds                  $24.75            $9.00
                 -------------------------------------- ----------------- --------------------
                 -------------------------------------- ----------------- --------------------

                 Money Market Funds                     $26.75            $9.00
                 -------------------------------------- ----------------- --------------------

                  * For shareholder accounts only. The Funds pays ESC cost plus 15% for broker accounts.
                  ** Closed accounts are maintained on the system in order to facilitate historical tax information.

Distributor

         Evergreen  Distributor,  Inc. (EDI), 90 Park Avenue, New York, New York
10016,   markets  the  Funds   through   broker-dealers   and  other   financial
representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of the Funds' securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Funds.


                              FINANCIAL STATEMENTS

         The audited financial statements and the reports thereon are incorporated by reference to each Fund's Annual Report , copies of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898, or by downloading it off our website at EvergreenInvestments.com.

                                       2-1

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES

                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii)   Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

(v)      Federal National Mortgage Association; and

(vi)     Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a
--------------------------------------------------------------------------
corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and the International Bank for Reconstruction and Development

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and the International Bank for Reconstruction and Development. Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal  Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

                        PURCHASE AND REDEMPTION OF SHARES

         You may buy  shares of the Fund  through  Evergreen  Distributor,  Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to seven different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:

Equity Funds
---------------------------- ----------------- ------------------
Your Investment              As a % of NAV     As a % of your
                             excluding sales   investment
                             charge

---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
Up to $49,999                5.75%             6.10%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$50,000-$99,999              4.50%             4.71%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$100,000-$249,999            3.75%             3.90%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$250,000-$499,999            2.50%             2.56%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$500,000-$999,999            2.00%             2.04%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$1,000,000-$2,999,999        0.00%             0.00%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$3,000,000-$4,999,999        0.00%             0.00%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$5,000,000 or greater        0.00%             0.00%
---------------------------- ----------------- ------------------

---------------------------- ----------------- ------------------

Long-term Bond Funds

Your Investment              As a % of NAV     As a % of your
                             excluding sales   investment
                             charge

---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
Up to $49,999                4.75%             4.99%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$50,000-$99,999              4.50%             4.71%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$100,000-$249,999            3.75%             3.90%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$250,000-$499,999            2.50%             2.56%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$500,000-$999,999            2.00%             2.04%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$1,000,000-$2,999,999        0.00%             0.00%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$3,000,000-$4,999,999        0.00%             0.00%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$5,000,000 or greater        0.00%             0.00%
---------------------------- ----------------- ------------------

---------------------------- ----------------- ------------------

Short-term Bond Funds

Your Investment              As a % of NAV     As a % of your
                             excluding sales   investment
                             charge

---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
Up to $49,999                3.25%             3.36%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$50,000-$99,999              3.00%             3.09%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$100,000-$249,999            2.50%             2.56%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$250,000-$499,999            2.00%             2.04%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$500,000-$999,999            1.50%             1.52%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$1,000,000-$2,999,999        0.00%             0.00%
---------------------------- ----------------- ------------------
---------------------------- ----------------- ------------------
$3,000,000 or greater        0.00%             0.00%
---------------------------- ----------------- ------------------

         There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of First Union National Bank (FUNB) and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common. Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                                       CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                                5.00%
Second 12-month period following the month of purchase                4.00%
Third 12-month period following the month of purchase                 3.00%
Fourth 12-month period following the month of purchase                3.00%
Fifth 12-month period following the month of purchase                 2.00%
Sixth 12-month period following the month of purchase                 1.00%
Thereafter                                                            0.00%


         Class B shares that have been outstanding for eight years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

Class C Shares

         The Fund offers Class C shares at NAV with a front-end sales charge of 1.00%. In addition, the Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                                      CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                               1.00%

Thereafter                                                           0.00%

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

         Class C shares purchased through an omnibus account with Merrill Lynch Investment Manager, L.P. will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class I Shares (also referred to as Institutional Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund,(2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without an front-end sales charge to:

                  1.   purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

                  1. an increase in the share value above the net cost of such shares;

                  2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                  3. shares that are in the accounts of a shareholder who has died or become disabled;

                  4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                  5.  a  systematic   withdrawal   from  the  ERISA  plan  of  a
                  shareholder who is at least 59 years old;

                  6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                  7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                  8. a withdrawal consisting of loan proceeds to a retirement plan participant;

                  9. a financial hardship withdrawal made by a retirement plan participant;

                  10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                  11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

                                                           [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                [OBJECT OMITTED]D

Where:
         P = initial payment of $1,000.

         T = average annual total return (after taxes on distributions). n = number of years.
         ATVD = ending redeemable value of
                        the initial $1,000, after taxes on
                 fund distributions but not after
                        taxes on redemption.

Return After Taxes on Distributions and Redemption

         Total  return   quotations,   less  taxes  due  on  distributions   and
redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.

         T = average annual total return (after taxes on distributions and redemptions).
         n =  number of years.
         ATVDR = ending redeemable value of
                 the initial $1,000, after taxes on
                 fund distributions and redemption.




Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1

Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                           [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The
12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

                            -------------------------- -------------------------
                                                            Current Maximum
                                      Class            12b-1 Fees Allowed Under
                                                               the Plans

                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        A                      0.75%(a)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        B                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        C                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        S                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                       S1                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                 Administrative                0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                              Institutional Service            0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Investor                   0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                   Participant                 0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                     Reserve                   0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Resource                   1.00%(d)
                            -------------------------- -------------------------

(a) Currently limited to 0.30% or less on Evergreen money market funds and 0.25% or less for all other Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.65% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1)      to  compensate   broker-dealers   or  other  persons  for
                  distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.


Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares.

         In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Agreement not previously recovered by EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

Service Fees

         EDI will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource and Institutional Service shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen
Short-Intermediate Municipal Bond Fund, Evergreen Equity Index Fund and Evergreen Adjustable Rate Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         For Evergreen money market funds, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.075% or approximately 0.30% annually.

         For Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Adjustable Rate Fund, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.025% or approximately 0.10% annually. For Evergreen Adjustable Rate Fund, this rate applies to sales made after January 1, 1997.

         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Participant Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         EDI will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EDI pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds

-------------------------------- --------------------------------
Your Investment                  Dealer Commission as a % of NAV
-------------------------------- --------------------------------
-------------------------------- --------------------------------
Up to $49,999                    5.00%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$50,000-$99,999                  4.25%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$100,000-$249,999                3.25%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$250,000-$499,999                2.00%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$500,000-$999,999                1.75%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$1,000,000-$2,999,999            1.00% of the first $2,999,999,
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$3,000,000-$4,999,999            0.50% of the next $2,000,000,
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$5,000,000 or greater            0.25% of amounts equal to or
                                 over $5,000,000*
-------------------------------- --------------------------------
* Evergreen  Equity Index Fund
pays 0.25% to investment firms
for    all    amounts     over
$1,000,000.

Long-term Bond Funds

-------------------------------- --------------------------------
Your Investment                  Dealer Commission as a % of NAV
-------------------------------- --------------------------------
-------------------------------- --------------------------------
Up to $49,999                    4.25%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$50,000-$99,999                  4.25%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$100,000-$249,999                3.25%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$250,000-$499,999                2.00%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$500,000-$999,999                1.75%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$1,000,000-$2,999,999            1.00% of the first $2,999,999,
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$3,000,000-$4,999,999            0.50% of the next $2,000,000,
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$5,000,000 or greater            0.25% of amounts equal to or
                                 over $5,000,000
-------------------------------- --------------------------------

-------------------------------- --------------------------------

Short-term Bond Funds

Your Investment                  Dealer Commission as a % of NAV
-------------------------------- --------------------------------
-------------------------------- --------------------------------
Up to $49,999                    2.75%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$50,000-$99,999                  2.75%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$100,000-$249,999                2.25%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$250,000-$499,999                1.75%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$500,000-$999,999                1.25%
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$1,000,000-$2,999,999            0.50% of the first $2,999,999,
-------------------------------- --------------------------------
-------------------------------- --------------------------------
$3,000,000 or greater            0.25% of amounts equal to or
                                 over $3,000,000**
-------------------------------- --------------------------------
**       Evergreen Adjustable Rate Fund pays 0.25% to investment firms for all amounts over $1,000,000.

         EDI pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

         EDI pays commissions to investment firms for sales of Class C shares in the amount of 2.00% of shares sold at the time of purchase.

         EDI will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares of a Fund.

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30% in 2002 and slightly lesser in subsequent years on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, Inc., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         Wachovia Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, Inc., is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor and manages a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Marsico Capital Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell A. Salton, III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended September 30, 2002, the Executive Committee held nine committee meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC and OFFITBANK Fund Advisors. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board meeting.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, K. Dun Gifford, Charles A. Austin, III, Gerald M. McDonnell, and Dr. Russell A. Salton, III, , each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended September 30, 2002, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Thomas L. McVerry, Dr. Leroy Keith, David Richardson, William W. Pettit and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds, reviews the performance of the other service providers to the Evergreen funds, and assesses the performance of the Evergreen funds. For the fiscal year ended September 30, 2002, the Performance Committee held four committee meetings.


         Set forth below are the Trustees of each of the nine Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                                                                   Number of
                                                                                                  Portfolios           Other
        Name and                        Beginning                                                 Overseen in      Directorships
      Date of Birth         Position     Year of       Principal Occupations for Last Five      Evergreen Funds     held outside
                              with       Term of                      Years                      Complex as of      of Evergreen
                             Trust       Office*                                                  12/31/2002       Funds Complex

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Investment Counselor, Anchor Capital
                                                     Advisors, Inc. (investment advice);
                                                     Director, The Andover Companies
                                                     (insurance); Trustee, Arthritis
                                                     Foundation of New England; Director,
                                                     The Francis Ouimet Society; Former
Charles A. Austin III                                Investment Counselor, Appleton
DOB: 10/23/1934                                      Partners, Inc. (investment advice);
                                                     Former Director, Health Development

                            Trustee        1991      Corp. (fitness-wellness centers);                108               None
                                                     Former Director, Mentor Income Fund,
                                                     Inc.; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman   and   President,
                                                     Oldways   Preservation  and
                                                     Exchange Trust (education);
                                                     Trustee,    Treasurer   and
                                                     Chairman   of  the  Finance
                                                     Committee,        Cambridge
                                                     College;   Former  Managing
                                                     Partner,  Roscommon Capital
                                                     Corp.;
K. Dun Gifford                                       Former Chairman of the Board, Director,
DOB: 10/23/1938                                      and Executive Vice President, The
                                                     London Harness Company (leather goods
                                                     purveyor); Former Chairman, Gifford,
                            Trustee        1974      Drescher & Associates (environmental             108               None
                                                     consulting); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Dr. Leroy Keith, Jr.        Trustee        1983      Partner, Stonington Partners, Inc.               108         Trustee,
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Sales Manager, SMI STEEL Co. - South
                                                     Carolina (steel producer); Former Sales
Gerald M. McDonnell                                  and Marketing Management, Nucor Steel
DOB: 7/14/1939                                       Company; Former Director, Mentor Income
                            Trustee        1988      Fund, Inc.; Former Trustee, Mentor               108               None
                                                     Funds and Cash Resource Trust

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Director of Carolina Cooperative Credit
Thomas L. McVerry                                    Union; Former Director, Mentor Income
DOB: 8/2/1938                                        Fund, Inc.; Former Trustee, Mentor
                            Trustee        1993      Funds and Cash Resource Trust                    108               None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner and Vice President in the law
                                                     firm of Kellam & Pettit, P.A.; Former
William Walt Pettit                                  Director, Mentor Income Fund, Inc.;
DOB: 8/26/1955              Trustee        1984      Former Trustee, Mentor Funds and Cash            108               None
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     President, Richardson, Runden & Company
                                                     (recruitment business
                                                     development/consulting company);
                                                     Managing Director, Kennedy Information,
                                                     Inc. (executive recruitment information
                                                     and research company); Trustee, NDI
                                                     Technologies, LLP (communications);
David M. Richardson                                  Director, J&M Cumming Paper Co. (paper
DOB: 9/19/1941                                       merchandising); Columnist, Commerce and
                                                     Industry Association of New Jersey;
                                                     Former Vice Chairman, DHR
                            Trustee        1982      International, Inc. (executive                   108               None
                                                     recruitment); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     President/CEO, AccessOne MedCard;
                                                     Former Medical Director, Healthcare
                                                     Resource Associates, Inc.; Former
Dr. Russell A. Salton,                               Medical Director, U.S. Health
III                                                  Care/Aetna Health Services; Former
DOB: 6/2/1947                                        Director, Mentor Income Fund, Inc.;
                            Trustee        1984      Former Trustee, Mentor Funds and Cash            108               None
                                                     Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Attorney, Law Offices of Michael S.
Michael S. Scofield                                  Scofield; Former Director, Mentor
DOB: 2/20/1943                                       Income Fund, Inc.; Former Trustee,
                            Trustee        1984      Mentor Funds and Cash Resource Trust             108               None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Independent Consultant; Director, Trust
                                                     Company of CT; Trustee, Saint Joseph
                                                     College (CT); Director of Hartford
                                                     Hospital, Old State House Association;
                                                     Trustee, Greater Hartford YMCA; Former
Richard J. Shima                                     Director of Enhance Financial Services,
DOB: 8/11/1939                                       Inc.; Former Director of CTG Resources,
                                                     Inc. (natural gas); Former Director,
                                                     Middlesex Mutual Assurance Company;
                            Trustee        1993      Former Director, Mentor Income Fund,             108               None
                                                     Inc.; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------

Interested Trustee:

------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Member and Former President, North
                                                     Carolina Securities Traders
                                                     Association; Member, Financial Analysts
                                                     Society; Former Chief Investment
Richard K. Wagoner,                                  Officer, Executive Vice President and
CFA**                                                Head of Capital Management Group, First
DOB: 12/12/1937                                      Union National Bank; Former Consultant
                                                     to the Boards of Trustees of the
                           Trustee         1999      Evergreen funds; Former Member, New              108               None
                                                     York Stock Exchange; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust
------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen funds shares

     Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2002.

----------------------------- ---------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar
          Trustee             Fund                                             Dollar Range of         Range of
                                                                             Investment in Fund     Investments in
                                                                                                    Evergreen Funds
                                                                                                        Complex

----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
Charles A. Austin III *       Evergreen Health Care Fund                     $1-$10,000           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Dun K. Gifford*               None**
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Leroy Keith, Jr.          None
============================= ============================================== ==================== ====================
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Capital Growth Fund                  $1-$10,000
Gerald M. McDonnell *                                                                             $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Value Fund                           $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Aggressive Growth Fund               $10,001-$50,000
Thomas L. McVerry *                                                                               $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Global Leaders Fund                  $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
                              ----------------------------------------------- ------------------- ---------------------
William Walt Pettit *         Evergreen Aggressive Growth Fund                $1-$10,000          $10,001-$50,000
                              ---------------------------------------------- ------------------- ---------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
                                                                                                   $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Global Leaders Fund                  $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- --------------------- -------------------
                              Evergreen Money Market Fund                    $1-$10,000
----------------------------- ----------------------------------------------- ------------------- -------------------
----------------------------- ----------------------------------------------- ------------------- -------------------
                              Evergreen Value Fund                           $1-$10,000
----------------------------- ----------------------------------------------- -------------------  ------------------
============================= ---------------------------------------------- -------------------- ====================
============================= ============================================== ==================== ====================
David M. Richardson           Evergreen Equity Index Fund                    $10,001-$50,000      $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Russell A. Salton, III *  None
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Michael S. Scofield *         Evergreen Aggressive Growth Fund               $1-$10,000           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Balanced Fund                        $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Core Bond Fund                       $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Index Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Short Intermediate Bond Fund         $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Treasury Money Market Fund           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Value Fund                           $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
                              Evergreen Connecticut Municipal Bond Fund      $50,001-$100,000
Richard J. Shima                                                                                  Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen International Growth Fund            $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================= ============================================== ==================== ====================
----------------------------- ---------------------------------------------- -------------------- --------------------
Richard K. Wagoner            Evergreen Emerging Growth Fund                 $50,001-$100,000     Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Small Cap Value Fund                 Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Value Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------

* In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans.

** In January 2003, Mr. Gifford made an investment of $10,001 - $50,000 in the Evergreen funds complex.


         Set forth below are the officers of each of the nine Evergreen Trusts.

-------------------------------- ------------------------ -------------------------------------------------------------

         Name, Address             Position with Trust              Principal Occupation for Last Five Years
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------
William M. Ennis                 President                President and Chief Executive Officer, Evergreen Investment
401 S. Tryon, 12th Floor                                  Company, Inc and Chief Operating Officer, Capital
Charlotte, NC 28288                                       Management Group, Wachovia Bank, N.A.
DOB: 6/26/1960

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street                                       and Treasurer, Vestaur Securities, Inc.; former Senior
Boston, MA 02116                                          Manager, KPMG LLP.
DOB: 12/25/1963

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Michael H. Koonce                Secretary                Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                                       Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                                          Assistant General Counsel, Wachovia Corporation; former
DOB: 4/20/1960                                            Senior Vice President and General Counsel, Colonial
                                                          Management Associates, Inc.; former Vice President and
                                                          Counsel, Colonial Management Associates, Inc.
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Nimish S. Bhatt                  Vice President and       Vice President, Tax, BISYS Fund Services; former Assistant
BISYS                            Assistant Treasurer      Vice President, EAMC/First Union National Bank; former
3435 Stelzer Road Columbus, OH                            Senior Tax Consulting/Acting Manager, Investment Companies
43219-8001                                                Group, PricewaterhouseCoopers LLP, New York.
DOB: 6/6/1963

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Bryan Haft                       Vice President           Team Leader, Fund Administration, BISYS Fund Services.
BISYS
3435 Stelzer Road Columbus, OH
43219-8001
DOB: 1/23/1965

-------------------------------- ------------------------ -------------------------------------------------------------


                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                         COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------
     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

         SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION ("SAI")
                                       OF
                            EVERGREEN BALANCED FUNDS
                       EVERGREEN DOMESTIC EQUITY FUNDS II
                        EVERGREEN DOMESTIC EQUITY FUNDS I
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                           (collectively, the "Funds")


         Effective immediately, the section of each Fund's SAI entitled "PURCHASE AND REDEMPTION OF SHARES" is revised as follows:

Class C Shares

         The Fund offers Class C shares with a front-end sales charge of 1.00% applied to your initial investment at the time of purchase. The front-end sales charge may be waived under certain circumstances. In addition, the Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                                CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                         1.00%
Thereafter                                                     0.00%

         Class C shares purchased through either an omnibus account with Merrill Lynch Investment Manager, L.P. or any account with Morgan Stanley DW Inc. will not be subject to the 1.00% front-end sales charge and will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

In addition, the section of each Fund's SAI entitled "SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS" is revised as follows:

         EDI pays commissions to investment firms for sales of Class C shares in the amount of 2.00% of shares sold at the time of purchase. Alternatively, EDI pays commissions to Merrill Lynch Investment Manager, L.P. and Morgan Stanley DW Inc. for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.


February 28, 2003                                            565559 (2/03)

                             EVERGREEN EQUITY TRUST

                          EVERGREEN SELECT EQUITY TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                 1.800.343.2898

                            DOMESTIC EQUITY FUNDS II

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2002

                   Evergreen Blue Chip Fund ("Blue Chip Fund")
               Evergreen Equity Income Fund ("Equity Income Fund")
                Evergreen Equity Index Fund ("Equity Index Fund")
           Evergreen Growth and Income Fund ("Growth and Income Fund")
             Evergreen Small Cap Value Fund ("Small Cap Value Fund")
              Evergreen Special Values Fund ("Special Values Fund")
             Evergreen Strategic Value Fund ("Strategic Value Fund")
                       Evergreen Value Fund ("Value Fund")

                     (Each a "Fund"; together, the "Funds")

Each Fund is a series of an open-end management investment company known as either Evergreen Equity Trust or Evergreen Select Equity Trust (each a "Trust"; together, the "Trusts").

     This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated December 1, 2002 for the Fund in which you are making or contemplating an investment. The Funds are offered through two separate prospectuses: one offering Class A, Class B, Class C and Class I shares of each Fund and one offering Class IS shares of Equity Index Fund, Small Cap Value Fund and Strategic Value Fund. You may obtain each prospectus by calling
1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds in the prospectuses. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

     Certain information may be incorporated by reference to the Funds' Annual Report dated July 31, 2002. You may obtain a copy of the Annual Report without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.

                                TABLE OF CONTENTS


PART 1

TRUST HISTORY...............................................................1-1
INVESTMENT POLICIES.........................................................1-1
OTHER SECURITIES AND PRACTICES..............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES............................................1-4
EXPENSES...................................................................1-10
PERFORMANCE................................................................1-16
COMPUTATION OF CLASS A OFFERING PRICE......................................1-19
SERVICE PROVIDERS..........................................................1-19
FINANCIAL STATEMENTS.......................................................1-21

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES...............2-1
PURCHASE AND REDEMPTION OF SHARES..........................................2-18
SALES CHARGE WAIVERS AND REDUCTIONS........................................2-21
PRICING OF SHARES..........................................................2-24
PERFORMANCE CALCULATIONS...................................................2-25
PRINCIPAL UNDERWRITER......................................................2-27
DISTRIBUTION EXPENSES UNDER RULE 12b-1.....................................2-28
TAX INFORMATION............................................................2-33
BROKERAGE..................................................................2-36
ORGANIZATION...............................................................2-37
INVESTMENT ADVISORY AGREEMENT..............................................2-38
MANAGEMENT OF THE TRUST....................................................2-39
CORPORATE AND MUNICIPAL BOND RATINGS.......................................2-44
ADDITIONAL INFORMATION.....................................................2-53

                                                                            1-21

                                     PART 1

                                  TRUST HISTORY

         Each Trust is an open-end management investment company which was organized as a Delaware business trust on September 18, 1997. Blue Chip Fund, Equity Income Fund, Growth and Income Fund, Small Cap Value Fund, Special Values Fund and Value Fund are each a diversified series of Evergreen Equity Trust. Equity Index Fund and Strategic Value Fund are each a diversified series of Evergreen Select Equity Trust. A copy of each Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1........Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. Each Fund does not consider covered dollar rolls to be "borrowings" for purposes of this restriction.

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

                         OTHER SECURITIES AND PRACTICES

     For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following section in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectuses. The list below applies to all Funds unless otherwise noted.

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery   and  Forward   Commitment   Transactions  (not
  applicable to Small Cap Value Fund)
Repurchase Agreements
Reverse Repurchase Agreements
Securities Lending
Convertible Securities
Preferred  Stocks (applicable to Equity Income Fund, Equity Index Fund, Growth and Income Fund and Strategic Value Fund)
Warrants (applicable to Blue Chip Fund, Equity Index Fund and Strategic
 Value Fund)
Swaps, Caps, Floors and Collars (not applicable to Equity Index Fund, Strategic
  Value Fund and Value Fund)
Options and Futures Strategies
Obligations of Foreign Branches of U.S. Banks (applicable to Strategic Value
  Fund only)
Obligations of U.S. Branches of Foreign Banks (applicable to Strategic Value
  Fund only)
Foreign Securities (not applicable to Equity Index Fund, Small Cap Value Fund and Value Fund)
Foreign Currency Transactions (not applicable to Equity Index Fund, Small Cap
  Value Fund and Value Fund)
High Yield, High Risk Bonds (applicable to Equity Income Fund and
  Growth and Income Fund)
Illiquid and Restricted Securities
Investment in Other Investment Companies
Short Sales (applicable to Equity Income Fund and Growth and Income Fund) Master Demand Notes (applicable to Strategic Value Fund)
Payment-in-kind Securities (not applicable to Equity Index Fund and Strategic Value Fund)
Zero Coupon "Stripped" Bonds (applicable to Growth and Income Fund)
Real Estate Investment Trusts (not applicable to Blue Chip Fund,
  Growth and Income Fund and Value  Fund)
Limited Partnerships (applicable to Blue Chip Fund)

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of November 1, 2002, the officers and Trustees of each Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of November 1, 2002.

                ----------------------------------------------------------------
                Blue Chip Fund
                Class A shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Blue Chip Fund
                Class B shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Blue Chip Fund
                Class C shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Blue Chip Fund
                Class I shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Union National Bank BK/EB/ INT                 61.84%
                Cash Account
                Trust Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC  28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National Bank /EB/INT                    12.57%
                Reinvest Account
                Trust Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National Bank                            11.29%
                401K Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National Bank                            6.26%
                Cash/Reinvest Account
                Trust Account
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Equity Income Fund
                Class A shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Equity Income Fund
                Class B shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Equity Income Fund
                Class C shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Equity Income Fund
                Class I shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Equity Index Fund
                Class A shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Union National Bank                            10.93%
                401K Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC  28288-001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                AMVESCAP National Trust Co. FBO                      6.44%
                Fieldale Farms Corp. Empl.
                Retirement Plan
                1855 Gateway Boulevard Suite 500
                Concord, CA 94520-8408
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Equity Index Fund
                Class B shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S For Sole Benefit                              6.25%
                Of Its Customers
                Attn:  Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Equity Index Fund
                Class C shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S For Sole Benefit                              20.72%
                Of Its Customers
                Attn:  Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Equity Index Fund
                Class I shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Union National Bank BK/EB/INT                  44.85%
                Reinvest Account
                Attn:  Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor, CMG 1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National Bank BK/EB/INT                  28.77%
                Cash Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor, CMG 1151
                Charlotte, NC 28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Byrd & Co.                                           6.22%
                123 S. Broad Street
                Philadelphia, PA 19109-1029
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National Bank                            6.12%
                401K Accounts
                1525 WEst WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Equity Index Fund
                Class IS shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Union National Bank BK/EB/INT                  27.63%
                Reinvest Account
                Attn:  Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor, CMG 1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Growth and Income Fund
                Class A shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Growth and Income Fund
                Class B shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Growth and Income Fund
                Class C shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S For the Sole Benefit                          14.50%
                Of Its Customers
                Attn:  Fund Administration
                4800 Deer Lake Drive, E. 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Growth and Income Fund
                Class I shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Union National Bank                            23.78%
                401K Accounts
                Attn:  Trust Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC  28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National BK/EB/INT                       16.37%
                Cash Account
                Attn: Trust Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National Bank/EB/INT                     10.59%
                Reinvest Account
                Trust Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Charles Schwab & Co. Inc.                            7.14%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account
                Attn: Mutual Fund
                101 Montgomery Street
                San Francisco, CA 94104-4122
                ---------------------------------------------------- -----------
                Small Cap Value Fund

                ----------------------------------------------------------------
                Class A shares

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                VALIC                                                41.36%
                Attn:  Greg Seward
                Woodson Tower L7 - 01
                2919 Allen Parkway
                Houston, TX  77019-2142
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Charles Schwab & Co. Inc.                            6.30%
                Special Custody Account FBO
                Exclusive Benefit of Customers
                Reinvest Account
                Attn: Mutual Fund
                101 Montgomery Street
                San Francisco, CA 94104-4122
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Small Cap Value Fund
                Class B shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Small Cap Value Fund
                Class C shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S For the Sole Benefit                          10.01%
                Of Its Customers
                Attn:  Fund Administration
                4800 Deer Lake Drive, 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- -----------

                ----------------------------------------------------------------
                Small Cap Value Fund
                Class I shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Union National Bank /EB/INT                    35.20%
                Reinvest Account
                Trust Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC  28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National Bank                            31.18%
                401K Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National BK/EB/INT                       22.86%
                Cash Accounts
                1525 West WT Harris Boulevard
                Charlotte, NC 28288-0001
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National Bank                            7.88%
                Cash/Reinvest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor, CMG 1151
                Charlotte, NC 28202-1934
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Small Cap Value Fund
                Class IS shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Desales University                                   92.64%
                2755 Station Avenue
                Center Valley, PA  18034-9565
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Special Values Fund
                Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                ING Life Insurance and Annuity Company               15.30%
                151 Farmington Avenue
                Hartford, CT  06156-0001
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Special Values Fund
                Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Special Values Fund
                Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Special Values Fund
                Class I
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Union National Bank BK/EB/INT                  30.54%
                Cash Account
                Attn:  Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor, CMG 1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National Bank BK/EB/INT                  29.04%
                Reinvest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor, CMG 1151
                Charlotte, NC 28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National Bank BK/EB/INT                  17.41%
                Cash/ Reinvest Account
                NC Attn:  Trust Operations Fund Group
                401 S. Tryon Street 3rd Floor, CMG 1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------

                ---------------------------------------------------- -----------
                Putnam Fiduciary Trust Co.                           13.30%
                TTEE FBO Illinois Tool Works Saving
                And Investment Plan
                Attn:  DC Plan Admin. Team
                One Investors Way MS N4E
                Norwood, MA  02062-1584
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Byrd & Co.                                           5.06%
                123 S. Broad Street
                Philadelphia, PA 19109-1029
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Strategic Value Fund
                Class A
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                MLPF&S For Sole Benefit                              24.24%
                Of Its Customers
                Attn:  Fund Administration
                4800 Deer Lake Drive, 2nd Floor
                Jacksonville, FL  32246-6484
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Clearing Corporation                           15.13%
                Cynthia Weidler Massad IRA
                Wachovia Bank NA
                421 Gaslight Terrace
                Richmond, VA 23229-7087
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Clearing Corporation                           14.31%
                Lee F. Dobbs III
                412 Fairhaven Drive
                Taylors, SC 29687-2831
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Clearing Corporation                           8.66%
                Helen P. Marsellas
                1209 Stable Lane
                Lusby, MD 20657-2114
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Clearing Corporation                           6.01%
                Benny Lawrence Harmon (IRA)
                FCC as Custodian
                P.O. Box 976
                Howe, TX 75459-0976
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Dean Witter For the Benefit of                       5.38%
                James Owens Groves
                P.O. Box 250 Church Street Station
                New York, NY 1008-0250
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Clearing Corporation                           5.02%
                Dionisio B. Camacho IRA
                4052 Pinnacle Way
                Hephzibah, GA 30815-6135
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Strategic Value Fund
                Class B
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Clearing Corporation                           27.56
                Barbara B. Carpenter Trust
                15228 Cricket Lane
                Parker Lakes Florida 33919-8316
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Dain Rauscher Inc.                                   10.21%
                Boog-Scott Family Ltd. Partnership
                John Boog-Scott General Partner
                4232 Danmire
                Richardson, TX 75082-3758
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                American Enterprise Investment Services              7.14%
                P.O. Box 9446
                Minneapolis, MN  55440-9446
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Clearing Corporation                           6.63%
                FBO Battery Equipment Service Inc.
                6225 15th Street E.
                Bradenton, FL  34203-7755
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Strategic Value Fund
                Class C
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Clearing Corporation                           55.04%
                Allen N. Draugelis Trust
                10406 Button Road
                Hebron, IL  60034-9502
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Lifeline Homecare Enterprises Inc.                   7.33%
                401K PSRP FBO
                Ronald M. Peralta PSRP
                544 Laurel Court
                Benicia, CA 94510-=3705
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Clearing Corporation                           6.57%
                Isabel S. Marriott Trust
                Isabel S. Marriott Trustee
                342 Lincoln Avenue
                Avon, NJ 07714-1213
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                American Enterprise Investment Services              6.32%
                P.O. Box 9446
                Minneapolis, MN 565440-9446
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                MLPF&S For Sole Benefit                              6.06%
                Of Its Customers
                Attn: Fund Administration
                4800 Deer Lake Drive, 2nd Floor
                Jacksonville, FL 32246-6484
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                American Enterprise Investment Services              6.00%
                P.O. Box 9446
                Minneapolis, MN 55440-9446
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                American Enterprise Investment Services              5.31%
                P.O. Box 9446
                Minneapolis, MN 55440-9446
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Strategic Value Fund
                Class I shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Union National Bank BK/EB/INT                  48.72%
                Cash Account
                Attn:  Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor, CMG 1151
                Charlotte, NC 28202-1934
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National Bank BK/EB/INT                  46.17%
                Reinvest Account
                Attn: Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor, CMG 1151
                Charlotte, NC 28202-1934
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Strategic Value Fund
                Class IS shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Union National Bank /EB/INT                    21.09%
                Cash Account
                Attn:  Trust Operations Fund Group
                401 S. Tryon Street, 3rd Floor, CMG 1151
                Charlotte, NC  28202-1934
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Value Fund
                Class A shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Value Fund
                Class B shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                                                                        None
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Value Fund
                Class C shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Donaldson Lufkin Jenrette                            8.01%
                Securities Corporation Inc.
                P.O. Box 2052
                Jersey City, NJ  07303-2052
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------
                Value Fund
                Class I shares
                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Union National Bank                            43.24%
                Trust Accounts
                301 S. Tryon Street, 11th Floor, CMG-1151
                Charlotte, NC  28202
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union National Bank                            39.92%
                Trust Accounts
                CMG-1151 11th Floor
                301 S. Tryon Street
                Charlotte, NC  28202
                ---------------------------------------------------- -----------


                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0630. For more information, see "Investment Advisory Agreements" in Part 2 of this SAI.

         EIMC is entitled to receive from Blue Chip Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $100 million                      0.61%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $100 million                       0.56%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $100 million                       0.51%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $100 million                       0.46%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $100 million                       0.41%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $500 million                       0.36%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $500 million                       0.31%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $1.5 billion                       0.26%
                  ---------------------------------- -----------------


         EIMC is entitled to receive from Equity Income Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $500 million                      0.725%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $500 million                       0.700%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $1 billion                         0.675%
                  ---------------------------------- -----------------

         EIMC is entitled to receive from Growth and Income Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $500 million                      0.725%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $750 million                       0.700%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $750 million                       0.650%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $2 billion                         0.625%
                  ---------------------------------- -----------------

         EIMC is entitled to receive from Small Cap Value Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ---------------------------------- -----------------
                  Average Daily Net Assets                 Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  first $250 million                      0.90%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  next $750 million                       0.80%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  over $1 billion                         0.70%
                  ---------------------------------- -----------------

         EIMC is entitled to receive the following annual fees of the average daily net assets of each Fund listed below:

                  ---------------------------------- -----------------
                  Fund                                     Fee
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Equity Index Fund                       0.32%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Special Values Fund                     0.80%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Strategic Value Fund                    0.62%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                  Value Fund                              0.42%
                  ---------------------------------- -----------------

Advisory Fees Paid

         Below are the advisory fees accrued or paid by each Fund for the last three fiscal years or periods.

=================================================================================================================
Fund/Fiscal Year or Period                                     Advisory Fees Paid        Advisory Fees Waived
=================================================================================================================
=================================================================================================================
Year or Period Ended July 31, 2002
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                                     $2,954,189                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Income Fund                                                 $6,171,126                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Index Fund                                                  $0                 $2,568,354
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                                             $5,301,814                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                               $4,502,165                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Special Values Fund (a)(b)                                         $1,536,226                  $92,276
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Strategic Value Fund                                               $5,139,578                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Value Fund                                                         $2,248,998                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Year or Period Ended July 31, 2001
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                                     $3,864,268                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Income Fund                                                 $7,577,442                  $113,151
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Index Fund (c)                                               $0                   $187,366
-----------------------------------------------------------------------------------------------------------------
Equity Index Fund (d)                                              $0                 $2,422,549
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                                             $9,436,138                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                               $2,251,615                 $26,755
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Special Values Fund (e)(f)                                         $1,956,743                     $0
-----------------------------------------------------------------------------------------------------------------
Strategic Value Fund (c)                                            $419,524                    $5,703
-----------------------------------------------------------------------------------------------------------------
Strategic Value Fund (d)                                           $4,954,759                  $44,402
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Value Fund                                                         $2,616,570                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Year or Period Ended July 31, 2000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Blue Chip Fund                                                     $4,052,109                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Income Fund                                                 $9,035,630                  $10,198
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Index Fund (g)                                              $581,787                 $2,403,203
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                                            $13,764,717                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                               $1,829,419                   $2,744
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Special Values Fund (e)(h)                                         $1,500,349                     $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Strategic Value Fund (g)                                           $4,522,612                  $298,913
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Value Fund                                                         $3,548,365                     $0
=================================================================================================================

(a) A portion of the advisory fees accrued or paid by Special Values Fund for the year ended July 31, 2002 was paid to a previous investment advisor.

(b) For the eight months ended July 31, 2002. The Special Values Fund changed its fiscal year end from November 30 to July 31 effective July 31, 2002.

(c) For the one month ended July 31, 2001. The Equity Index Fund and the Strategic Value Fund changed their fiscal year end from June 30 to July 31, effective July 31, 2001.
(d)  Year ended June 30, 2001
(e)  These advisory fees were paid to a previous investment advisor.
(f)  Year ended November 30, 2001.
(g)  Year ended June 30, 2000.
(h)  Year ended November 30, 2000.

Brokerage Commissions

         Below are the brokerage commissions paid for the last three fiscal years or periods by each Fund to all brokers and brokerage commissions paid by the applicable Funds to Wachovia Securities, Inc., formerly First Union Securities, Inc., an affiliated broker-dealer that places trades through its wholly owned subsidiary, First Clearing Corp. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.

================================================================================
Fund/Fiscal Year or Period               Total Paid to    Total Paid to Wachovia
                                            All Brokers        Securities, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended July 31, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Blue Chip Fund                               $2,568,011           $1,099,462
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity Income Fund                           $2,180,185            $494,889
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity Index Fund                             $65,256                 $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Growth and Income Fund                       $1,564,638            $355,604
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Small Cap Value Fund                         $2,516,468            $353,198
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Special Values Fund (a)                       $707,757              $28,582
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Strategic Value Fund                         $1,010,256            $125,842
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Value Fund                                    $697,756             $177,591
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended July 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Blue Chip Fund                               $2,911,029            $372,205
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity Income Fund                           $1,311,737            $180,494
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity Index Fund (b)                         $24,092               $11,173
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity Index Fund (c)                         $177,767                $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Growth and Income Fund                        $996,460             $275,649
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Small Cap Value Fund                          $788,807             $125,942
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Special Values Fund (d)                       $379,863              $4,495
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Strategic Value Fund (b)                      $60,735               $4,705
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Strategic Value Fund (c)                      $763,709                $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Value Fund                                   $1,270,974            $125,096
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended July 31, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Blue Chip Fund                               $1,942,712               $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity Income Fund                           $3,233,802               $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity Index Fund (e)                         $103,944                $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Growth and Income Fund                       $2,734,623               $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Small Cap Value Fund                          $646,697                $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Special Values Fund (f)                       $311,085              $8,371
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Strategic Value Fund (e)                      $784,532                $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Value Fund                                   $1,652,983               $0
================================================================================
(a) For the nine month period ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.
(b) For the one month ended July 31, 2001. The Equity Index Fund and the Strategic Value Fund changed their fiscal year end from June 30 to July 31, effective July 31, 2001.
(c)  Year ended June 30, 2001
(d)  Year ended November 30, 2001.
(e)  Year ended June 30, 2000.
(f)  Year ended November 30, 2000.

Percentage of Brokerage Commissions

         The table below shows, for the fiscal year ended July 31, 2002, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Wachovia Securities, Inc. and (2) the percentage of each applicable Fund's aggregate dollar amount of commissionable transactions effected through Wachovia Securities, Inc. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.

============================================================================
            Fund                   Percentage of          Percentage of
                              Commissions to Wachovia     Commissionable
                                  Securities, Inc.         Transactions
                                                          through Wachovia
                                                           Securities, Inc.
============================================================================
Blue Chip Fund                         42.8%                  35.0%
----------------------------------------------------------------------------
Equity Income Fund                     22.7%                  19.1%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Equity Index Fund                       0.0%                   0.0%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Growth and Income Fund                 22.7%                  21.9%
----------------------------------------------------------------------------
Small Cap Value Fund                   14.0%                  11.9%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Special Values Fund (a)                 4.0%                   0.2%
----------------------------------------------------------------------------
Strategic Value Fund                   12.4%                  11.9%
----------------------------------------------------------------------------
Value Fund                             25.4%                  32.0%
============================================================================
(a) For the nine month period ended July 31, 2002. The Fund changed its fiscal year end from November 30 to July 31, effective July 31, 2002.

     Below are the brokerage commissions paid by the Funds to Lieber and Company, an affiliated broker-dealer for the Evergreen Funds until September 2000, for the fiscal years or periods ended July 2001and July 2000. There were no commissions paid to Lieber and Company for the fiscal year ended July 31, 2002.

   =======================================================================
          Fund/Fiscal Year or Period            Total Paid to Lieber
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Fiscal Year Ended July 31, 2001
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Equity Income Fund                                  $6,215
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Growth and Income Fund                              $1,667
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Small Cap Value Fund                                $3,390
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Fiscal Year Ended July 31, 2000
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Equity Income Fund                                 $712,353
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Growth and Income Fund                            $1,624,351
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Small Cap Value Fund                               $242,766
   -----------------------------------------------------------------------

Portfolio Turnover

         The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders. It may also result in the Funds realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

Underwriting Commissions

         Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. For more information, see "Principal Underwriter" in Part 2 of this SAI.

===============================================================================================
Fiscal Year/Fund                            Total Underwriting         Underwriting
                                                 Commissions        Commissions Retained
===============================================================================================
===============================================================================================
Year or Period Ended July 31, 2002
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Blue Chip Fund                                  $1,047,342                $18,378
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Equity Income Fund                               $875,731                 $20,505
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Equity Index Fund                               $5,885,926                $56,000
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Growth and Income Fund                           $537,886                 $12,510
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Small Cap Value Fund                            $4,838,383               $106,616
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Special Values Fund (a)                           $65,059                 $2,393
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Strategic Value Fund                               $447                     $0
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Value Fund                                       $554,558                 $10,531
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Year or Period Ended July 31, 2001
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Blue Chip Fund                                  $3,144,788                $52,140
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Equity Income Fund                               $734,578                 $6,513
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Equity Index Fund (b)                            $376,393                   $66
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Equity Index Fund (c)                           $5,154,604                $3,940
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Growth and Income Fund                           $596,213                 $10,675
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Small Cap Value Fund                             $620,771                 $9,218
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Special Values Fund (d)                             $0                      $0
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Strategic Value Fund (b)                            $0                      $0
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Strategic Value Fund (c)                            $0                      $0
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Value Fund                                       $458,813                 $15,428
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Year or Period Ended July 31, 2000
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Blue Chip Fund                                  $9,899,020               $157,198
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Equity Income Fund                               $146,204                 $2,012
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Equity Index Fund (e)                           $4,861,332                $41,527
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Growth and Income Fund                          $1,175,105                $16,212
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Small Cap Value Fund                             $249,144                   $0
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Special Values Fund (f)                             $0                      $0
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Strategic Value Fund (e)                            $0                      $0
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Value Fund                                       $416,107                 $7,276
==========================================================================================

(a) A portion of the underwriting commissions paid by Special Values Fund for the year ended July 31, 2002 was paid to a previous principal underwriter.
(b) For the one month ended July 31, 2001. The Equity Index Fund and the Strategic Value Fund changed their fiscal year end from June 30 to July 31, effective July 31, 2001.
(c)  Year ended June 30, 2001.
(d)  Year ended November 30, 2001.
(e)  Year ended June 30, 2000.
(f)  Year ended November 30, 2000.

12b-1 Fees

         Below are the 12b-1 fees paid by each Fund for the fiscal year ended July 31, 2002. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI. Class I shares do not pay 12b-1 fees; Class A shares and Class IS shares do not pay distribution fees.

            =======================================================================================================================
                      Fund               Class A               Class B                       Class C                 Class IS
            ----------------------------------------------------------------------------------------------------------------------
                                      Service Fees   Distribution   Service Fees   Distribution  Service Fees     Service Fees
                                                         Fees                          Fees

            ----------------------------------------------------------------------------------------------------------------------
            Blue Chip Fund              $706,633      $2,270,339      $756,780       $109,237       $36,413            $0
            ----------------------------------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------------------------------
            Equity Income Fund          $178,443      $1,064,134      $354,712       $140,427       $46,809            $0
            ----------------------------------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------------------------------
            Equity Index Fund           $278,074      $1,553,946      $517,982      $1,145,725     $381,908         $32,503
            ----------------------------------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------------------------------
            Growth and Income Fund      $313,026      $3,088,604     $1,029,535      $110,015       $36,671            $0
            ----------------------------------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------------------------------
            Small Cap Value Fund        $428,589       $905,242       $301,748       $296,231       $98,744          $3,726
            ----------------------------------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------------------------------
            Special Values Fund (a)     $145,192        $9,298         $3,100         $5,652        $1,884             $0
            ----------------------------------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------------------------------
            Strategic Value Fund           $9            $35            $12            $84            $28           $22,192
            ----------------------------------------------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------------------------------
            Value Fund                  $901,780      $1,009,904      $336,635       $49,250        $16,417            $0
            ======================================================================================================================

(a) For the eight months ended July 31, 2002. Special Values Fund changed its fiscal year end from November 30 to July effective July 31, 2002.

Trustee Compensation

         Listed below is the Trustee compensation paid by the Funds individually for the twelve months ended July 31, 2002 and by the Trusts and the seven other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2001. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

================================================================================
                                                  Total Compensation from the
                       Aggregate Compensation     Evergreen Fund Complex
Trustee              from the Funds for fiscal   for the twelve months ended
                         year ended 7/31/2002              12/31/2001*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Laurence B. Ashkin**                     $2,311                       $40,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles A. Austin, III                   $5,460                       $93,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arnold H. Dreyfuss**                     $2,324                       $43,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
K. Dun Gifford                           $6,156                      $109,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James S. Howell***                       $2,300                       $40,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leroy Keith, Jr.                         $5,438                       $92,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gerald M. McDonnell                      $5,975                       $93,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas L. McVerry                        $5,438                       $93,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Louis W. Moelchert, Jr.****              $2,558                       $92,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William Walt Pettit                      $5,460                       $93,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David M. Richardson                      $5,460                       $93,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell A. Salton, III                   $6,210                      $103,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael S. Scofield                      $6,731                      $120,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard J. Shima                         $5,460                       $93,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard K. Wagoner                       $5,460                       $93,000
================================================================================

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2001. The amounts listed below will be payable in later years to the respective Trustees:

Austin             $55,800
Howell             $28,000
McVerry            $93,000
Moelchert          $92,000
Pettit             $93,500
Scofield           $39,375

**As of January 1, 2001,  Laurence B. Ashkin and Arnold H. Dreyfuss  retired and became Trustees Emeriti.
***As of January 1, 2000, James S. Howell retired and became Trustee Emeritus. **** On January 2, 2002, Mr. Moelchert resigned. He received compensation through December 31, 2001.

                                   PERFORMANCE

Total Return

         Below are the annual total returns for each class of shares of the Funds (including applicable sales charges) as of July 31, 2002. The after-tax returns shown are for each Fund's oldest class or one of each Fund's oldest classes; after-tax returns for other classes will vary. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

===================================================================================================================
                                                                          Ten Years or Since
         Fund/Class                                                       Inception Date of    Inception Date of
                                    One Year             Five Years             Class                Class
===================================================================================================================
===================================================================================================================
Blue Chip Fund (1)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                              -26.96%               -2.29%               6.42%              1/20/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              -26.93%               -2.08%               6.68%              9/11/1935
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B +                            -26.93%               -3.94%               2.56%              9/11/1935
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B +                            -16.54%               -1.66%               3.30%              9/11/1935
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              -24.60%               -1.76%               6.71%              1/22/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              -22.30%               -1.17%               7.03%              4/30/1999
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Equity Income Fund (2)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                              -21.74%               0.99%                6.29%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              -21.62%               1.15%                6.33%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              -19.26%               1.42%                6.31%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              -16.80%               2.45%                7.11%              8/31/1978
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            -17.85%               -0.39%               4.17%              8/31/1978
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            -10.22%               0.84%                4.45%              8/31/1978
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Equity Index Fund (3)
-------------------------------------------------------------------------------------------------------------------
Class A                              -28.41%               -1.27%               8.75%              11/4/1998
-------------------------------------------------------------------------------------------------------------------
Class B                              -28.33%               -1.00%               9.10%              11/3/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              -26.08%               -0.55%               9.15%              4/30/1999
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              -23.83%               0.10%                9.51%              2/14/1985
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            -24.18%               -0.81%               8.20%              2/14/1985
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            -14.59%               -0.07%               7.48%              2/14/1985
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class IS                             -24.03%               -0.11%               9.38%              10/9/1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Growth and Income Fund (2)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                              -23.39%               -3.50%               7.74%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              -23.22%               -3.38%               7.77%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              -20.86%               -3.07%               7.79%              1/03/1995
===================================================================================================================
===================================================================================================================
Class I                              -18.54%               -2.10%               8.58%              10/15/1986
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            -19.26%               -3.22%               7.14%              10/15/1986
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            -10.57%               -1.56%               6.85%              10/15/1986
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund (4)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                              -11.30%               3.51%                9.89%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              -11.15%               3.61%                9.91%              1/03/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              -8.43%                3.94%                9.89%              1/24/1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I                              -5.62%                5.01%                10.87%             10/01/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            -6.09%                4.37%                9.51%              10/01/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            -3.01%                3.79%                8.43%              10/01/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class IS                             -5.89%                4.90%                10.80%             6/30/2000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Special Values Fund (5)
-----------------------------------------------------------------------------------------------------------------
Class A                              -10.11%               5.62%                12.25%              5/7/1993
-------------------------------------------------------------------------------------------------------------------
Class A +                            -11.75%               3.68%                10.19%              5/7/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A +                            -5.67%                3.72%                9.36%               5/7/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              -9.76%                6.07%                12.69%             3/26/1999
-------------------------------------------------------------------------------------------------------------------
Class C                              -7.08%                6.65%                12.84%             12/12/2000
-------------------------------------------------------------------------------------------------------------------
Class I                              -4.34%                7.15%                13.02%             7/23/1996
-------------------------------------------------------------------------------------------------------------------
Strategic Value Fund (6)
------------------------------------------------------------------------------------------------------------------
Class A                              -26.14%               -1.35%               9.51%              3/27/2002
-------------------------------------------------------------------------------------------------------------------
Class B                              -25.61%               -0.62%               9.71%              3/27/2002
-------------------------------------------------------------------------------------------------------------------
Class C                              -23.26%               -0.25%               9.71%              3/27/2002
-------------------------------------------------------------------------------------------------------------------
Class I                              -21.40%               -0.10%               10.34%             11/24/1997
-------------------------------------------------------------------------------------------------------------------
Class I +                            -21.88%                N/A                  N/A               11/24/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class I +                            -12.94%                N/A                  N/A               11/24/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class IS                             -21.58%               -0.34%               10.07%             3/11/1998
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Value Fund (7)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A                              -24.51%               -0.28%               8.01%              4/12/1985
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A +                            -26.86%               -2.93%               4.96%              4/12/1985
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A +                            -13.87%               -0.39%               5.70%              4/12/1985
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
(after taxes on distributions and sale of fund shares)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class B                              -24.07%               -0.08%               7.93%              2/02/1993
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class C                              -21.94%               0.16%                8.03%              9/02/1994
-------------------------------------------------------------------------------------------------------------------
Class I                              -19.72%               1.16%                8.94%              1/03/1991
===================================================================================================================

(1) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

(2) Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class I, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

(3) Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I from 7/27/1998 to the inception of Classes A, B and C. Historical performance shown for Class I prior to its inception is based on the performance of Class Y of the fund's predecessors, Core States Equity Index Fund from 6/1/1991 through 7/27/1998 and Viking Index Fund from 2/14/1985 through 5/31/1991. Historical performance shown for Class IS prior to its inception is based on the performance of (1) the Class A shares of the fund's predecessor Core States Equity Index Fund from 10/9/1996 to 7/27/1998, (2) the Class Y shares of the fund's predecessor Core States Equity Index Fund from 6/1/1991 to 10/8/1996, and (3) the Class Y shares of the fund's predecessor Viking Index Fund from 2/14/1985 through 5/31/1991. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower.

(4) Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

(5) Historical performance shown for Classes A, B, C and I are based on the performance of Classes A, B, C and Y of the fund's predecessor fund, Wachovia Special Values Fund. The historical returns shown for Classes B, C and I prior to their inception are based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower, while returns for Class I would have been higher.

(6) Historical performance shown for Class I prior to its inception is based on the fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. For Classes A, B, C and IS prior to their inception, the historical performance shown is based on the performance of Class I and has not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Classes A and B and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower.

(7) Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

                      COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares at July 31, 2002. For more information, see "Purchase, Redemption and Pricing of Shares."

================================================================================
Fund                          Net Asset Value    Sales Charge     Offering Price
                                 Per Share        Per Share         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Blue Chip Fund                     $19.91           5.75%             $21.12
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity Income Fund                 $17.81           5.75%             $18.90
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity Index Fund                  $34.22           5.75%             $36.31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Growth and Income Fund             $18.58           5.75%             $19.71
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Small Cap Value Fund               $18.10           5.75%             $19.20
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Special Values Fund                $18.09           5.75%             $19.19
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Strategic Value Fund               $17.78           5.75%             $18.86
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Value Fund                         $14.37           5.75%             $15.25
================================================================================


                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to each Fund, subject to the supervision and control of each Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate.

                =================================== ============================
                     Average Daily Net Assets                  Administrative
                      of the Evergreen funds                 Services Fee Rates
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                        First $50 billion                          0.100%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                        Next $25 billion                           0.090%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                        Next $25 billion                           0.080%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                        Next $25 billion                           0.075%
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                   On assets over $125 billion                     0.050%
                =================================== ============================

         Below are the administrative service fees paid by each Fund for the last three fiscal years or periods. Prior to December 31, 2001, the Funds paid EIS under a different fee schedule.

=====================================================================
Fund/Fiscal Year or Period                     Administrative Fees
                                                       Paid
=====================================================================
----------------------------------------------=======================
Year or Period Ended July 31, 2002
---------------------------------------------------------------------
---------------------------------------------------------------------
Blue Chip Fund                                       $612,636
---------------------------------------------------------------------
---------------------------------------------------------------------
Equity Income Fund                                   $863,732
---------------------------------------------------------------------
---------------------------------------------------------------------
Equity Index Fund                                    $802,610
---------------------------------------------------------------------
Growth and Income Fund                               $716,386
---------------------------------------------------------------------
---------------------------------------------------------------------
Small Cap Value Fund                                 $531,520
---------------------------------------------------------------------
---------------------------------------------------------------------
Special Values Fund (a)(i)                           $169,027
---------------------------------------------------------------------
Strategic Value Fund                                 $828,964
---------------------------------------------------------------------
Value Fund                                           $535,476
---------------------------------------------------------------------
---------------------------------------------------------------------
Year or Period Ended July 31, 2001
---------------------------------------------------------------------
---------------------------------------------------------------------
Blue Chip Fund                                       $865,596
---------------------------------------------------------------------
---------------------------------------------------------------------
Equity Income Fund                                   $983,664
---------------------------------------------------------------------
---------------------------------------------------------------------
Equity Index Fund (b)                                $58,552
---------------------------------------------------------------------
Equity Index Fund (c)                                $757,047
---------------------------------------------------------------------
---------------------------------------------------------------------
Growth and Income Fund                              $1,188,440
---------------------------------------------------------------------
---------------------------------------------------------------------
Small Cap Value Fund                                 $254,903
---------------------------------------------------------------------
---------------------------------------------------------------------
Special Values Fund (d)(f)                           $177,778
---------------------------------------------------------------------
Strategic Value Fund (b)                             $68,585
---------------------------------------------------------------------
Strategic Value Fund (c)                             $806,316
---------------------------------------------------------------------
---------------------------------------------------------------------
Value Fund                                           $622,993
---------------------------------------------------------------------
---------------------------------------------------------------------
Year or Period Ended July 31, 2000
---------------------------------------------------------------------
---------------------------------------------------------------------
Blue Chip Fund                                       $524,311
---------------------------------------------------------------------
---------------------------------------------------------------------
Equity Income Fund                                   $552,889
---------------------------------------------------------------------
---------------------------------------------------------------------
Equity Index Fund (e)                                $527,051
---------------------------------------------------------------------
---------------------------------------------------------------------
Growth and Income Fund                               $893,099
---------------------------------------------------------------------
---------------------------------------------------------------------
Small Cap Value Fund                                 $98,324
---------------------------------------------------------------------
---------------------------------------------------------------------
Special Values Fund (d)(h)                           $134,248
---------------------------------------------------------------------
Strategic Value Fund (e)                             $440,792
---------------------------------------------------------------------
Value Fund                                           $483,028
=====================================================================
(a) A portion of the administrative service fees paid by Special Values Fund for the year ended July 31, 2002 was paid to a previous administrator.
(b) For the one month ended July 31, 2001. The Equity Index Fund and the Strategic Value Fund changed their fiscal year end from June 30 to July 31, effective July 31, 2001.
(c)  Year ended June 30, 2001.
(d)  These administrative service fees were paid to a previous administrator.
(e)  Year ended June 30, 2000.
(f)  Year ended November 30, 2001.
(g)  Year ended June 30, 2000.
(h)  Year ended November 30, 2000.
(i) For the eight months ended July 31, 2002. Special Values Fund changed its fiscal year end from November 30 to July effective July 31, 2002.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:

 -------------------------------------- ----------------- --------------------
                                         Annual Fee Per     Annual Fee Per
                                         Open Account*     Closed Account**
 Fund Type
 -------------------------------------- ----------------- --------------------
 -------------------------------------- ----------------- --------------------
 Monthly Dividend Funds                 $26.75            $9.00
 -------------------------------------- ----------------- --------------------
 -------------------------------------- ----------------- --------------------
 Quarterly Dividend Funds               $25.75            $9.00
 -------------------------------------- ----------------- --------------------
 -------------------------------------- ----------------- --------------------
 Semiannual Dividend Funds              $24.75            $9.00
 -------------------------------------- ----------------- --------------------
 -------------------------------------- ----------------- --------------------
 Annual Dividend Funds                  $24.75            $9.00
 -------------------------------------- ----------------- --------------------
 -------------------------------------- ----------------- --------------------
 Money Market Funds                     $26.75            $9.00
 -------------------------------------- ----------------- --------------------

* For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.
** Closed accounts are maintained on the system in order to facilitate historical tax information.

Distributor

         Evergreen  Distributor,  Inc. (EDI), 90 Park Avenue, New York, New York
10016,   markets  the  Funds   through   broker-dealers   and  other   financial
representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

     Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Funds.


                              FINANCIAL STATEMENTS

         The audited financial statements and the reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400 by calling 1.800.343.2898, or by downloading it off our website at EvergreenInvestments.com.

   2-1

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES

                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

     Some government agencies and instrumentalities may not receive financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for
               Cooperatives;

          (ii) Farmers Home Administration;

          (iii)Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v)  Federal National Mortgage Association; and

         (vi)  Student Loan Marketing Association.

     Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and the International Bank for Reconstruction and Development

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and the International Bank for Reconstruction and Development. Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

                        PURCHASE AND REDEMPTION OF SHARES

         You may buy  shares of the Fund  through  Evergreen  Distributor,  Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to seven different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:

                                                     ---------------------------- ----------------- ------------------
Equity Funds                                         Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                5.75%             6.10%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Long-term Bond Funds                                 Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge

                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                4.75%             4.99%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              4.50%             4.71%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            3.75%             3.90%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000-$4,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $5,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

                                                     ---------------------------- ----------------- ------------------
Short-term Bond Funds                                Your Investment              As a % of NAV     As a % of your
                                                                                  excluding sales   investment
                                                                                  charge

                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     Up to $49,999                3.25%             3.36%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $50,000-$99,999              3.00%             3.09%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $100,000-$249,999            2.50%             2.56%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $250,000-$499,999            2.00%             2.04%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $500,000-$999,999            1.50%             1.52%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $1,000,000-$2,999,999        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------
                                                     ---------------------------- ----------------- ------------------
                                                     $3,000,000 or greater        0.00%             0.00%
                                                     ---------------------------- ----------------- ------------------

         There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of First Union National Bank (FUNB) and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                                  CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                             5.00%
Second 12-month period following the month of purchase             4.00%
Third 12-month period following the month of purchase              3.00%
Fourth 12-month period following the month of purchase             3.00%
Fifth 12-month period following the month of purchase              2.00%
Sixth 12-month period following the month of purchase              1.00%
Thereafter                                                         0.00%

         Class B shares that have been outstanding for eight years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

Class C Shares

         The Fund offers Class C shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule.

REDEMPTION TIME                                                      CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                                 2.00%
Second 12-month period following the month of purchase                 1.00%
Thereafter                                                             0.00%

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

         Class C shares purchased through an omnibus account with Merrill Lynch Investment Manager, L.P. will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class I Shares (also referred to as Institutional Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund,(2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative   Shares,   Institutional   Service  Shares,   Investor   Shares,
Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without an front-end sales charge to:

                  1.   purchasers of shares in the amount of $1 million or more;

                  2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                  3. institutional investors, which may include bank trust departments and registered investment advisors;

                  4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                  5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

                  6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

                  7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                  8. certain Directors, Trustees, officers and employees of the Evergreen funds, EDI or their affiliates and to the immediate families of such persons; or

                  9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

1.   an increase in the share value above the net cost of such shares;

2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

3. shares that are in the accounts of a shareholder who has died or become disabled;

4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

8.   a withdrawal consisting of loan proceeds to a retirement plan participant;

9.   a financial hardship withdrawal made by a retirement plan participant;

10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

                  (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                  (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                  (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                  (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                  (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                  (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

                                                 [OBJECT OMITTED]
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                [OBJECT OMITTED]D

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years.
         ATVD = ending redeemable value of
                the initial $1,000, after taxes on
                fund distributions but not after
                taxes on redemption.

Return After Taxes on Distributions and Redemption

         Total  return   quotations,   less  taxes  due  on  distributions   and
redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                               [OBJECT OMITTED]DR

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemptions).
         n =  number of years.
         ATVDR = ending redeemable value of
                 the initial $1,000, after taxes on
                 fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                         [OBJECT OMITTED] [OBJECT OMITTED]

Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1

Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                 [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The
12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

                            -------------------------- -------------------------
                                                            Current Maximum

                         Class 12b-1 Fees Allowed Under
                                                               the Plans

                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        A                      0.75%(a)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        B                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        C                        1.00%
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                        S                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                       S1                      0.75%(b)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                 Administrative                0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                              Institutional Service            0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Investor                   0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                   Participant                 0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                     Reserve                   0.75%(c)
                            -------------------------- -------------------------
                            -------------------------- -------------------------
                                    Resource                   1.00%(d)
                            -------------------------- -------------------------

(a) Currently limited to 0.30% or less on Evergreen money market funds and 0.25% or less for all other Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.65% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares.

         In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Agreement not previously recovered by EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

Service Fees

         EDI will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource and Institutional Service shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen
Short-Intermediate Municipal Bond Fund, Evergreen Equity Index Fund and Evergreen Adjustable Rate Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         For Evergreen money market funds, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.075% or approximately 0.30% annually.

         For Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Adjustable Rate Fund, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.025% or approximately 0.10% annually. For Evergreen Adjustable Rate Fund, this rate applies to sales made after January 1, 1997.

         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Participant Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         EDI will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EDI pays commissions to investment firms for sales of Class A shares at the following rates:

                                                     -------------------------------- --------------------------------
Equity Funds                                         Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    5.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000*
                                                     -------------------------------- --------------------------------
                                                  * Evergreen  Equity Index Fund
                                                  pays 0.25% to investment firms
                                                  for    all    amounts     over
                                                  $1,000,000.

                                                     -------------------------------- --------------------------------
Long-term Bond Funds                                 Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  4.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                3.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                2.00%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            1.00% of the first $2,999,999,
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000-$4,999,999            0.50% of the next $2,000,000,
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $5,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $5,000,000
                                                     -------------------------------- --------------------------------

                                                     -------------------------------- --------------------------------
Short-term Bond Funds                                Your Investment                  Dealer Commission as a % of NAV
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     Up to $49,999                    2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $50,000-$99,999                  2.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $100,000-$249,999                2.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $250,000-$499,999                1.75%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $500,000-$999,999                1.25%
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $1,000,000-$2,999,999            0.50% of the first $2,999,999,
                                                     -------------------------------- --------------------------------
                                                     -------------------------------- --------------------------------
                                                     $3,000,000 or greater            0.25% of amounts equal to or
                                                                                      over $3,000,000**
                                                     -------------------------------- --------------------------------
**       Evergreen Adjustable Rate Fund pays 0.25% to investment firms for all amounts over $1,000,000.

         EDI pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

         EDI pays commissions to investment firms for sales of Class C shares in the amount of 2.00% of shares sold at the time of purchase.

         EDI will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares of a Fund.

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30% in 2002 and slightly lesser in subsequent years on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, Inc., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

     Wachovia Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, Inc., is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services. Notwithstanding anything to the contrary set forth herein, the Financial Guaranty Agreement executed in connection with the Insurance Policy obtained by the Fund prescribes the manner in which the Fund must be managed during the Guarantee Period. Therefore, the Financial Guaranty Agreement could limit the investment advisor's ability to alter management of the Fund during the Guarantee Period in response to changing market conditions.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor and manages a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Marsico Capital Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell A. Salton, III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended July 31, 2002, the Executive Committee held eleven committee meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC and OFFITBANK Fund Advisors. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board meeting.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, K. Dun Gifford, Charles A. Austin, III, Gerald M. McDonnell, David M. Richardson and Richard Shima, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended July 31, 2002, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Russell A. Salton, III, Thomas L. McVerry, Dr. Leroy Keith, William W. Pettit and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC, OFFITBANK Fund Advisors and any sub-advisors to the Evergreen funds, reviews the performance of the other service providers to the Evergreen funds, and assesses the performance of the Evergreen funds. For the fiscal year ended July 31, 2002, the Performance Committee held four committee meetings.

         Set forth below are the Trustees of each of the nine Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                                                                   Number of           Other
                                        Beginning                                                 Portfolios       Directorships
        Name and            Position     Year of                                                  Overseen in       held outside
      Date of Birth           with       Term of       Principal Occupations for Last Five      Evergreen funds     of Evergreen
                             Trust       Office*                      Years                         complex        funds complex
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Investment Counselor, Anchor Capital
                                                     Advisors, Inc. (investment advice);
                                                     Former Director, Executive Vice
                                                     President and Treasurer, State Street
                                                     Research & Management Company
                                                     (investment advice); Director, The
                                                     Andover Companies (insurance); Trustee,
Charles A. Austin III                                Arthritis Foundation of New England;
DOB: 10/23/1934                                      Director, The Francis Ouimet Society;
                                                     Former Investment Counselor, Appleton
                                                     Partners, Inc. (investment advice);
                                                     Former Director, Health Development
                            Trustee        1991      Corp. (fitness-wellness centers);                104                None
                                                     Former Director, Mentor Income Fund,
                                                     Inc.; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman   and   President,
                                                     Oldways   Preservation  and
                                                     Exchange Trust (education);
                                                     Trustee,    Treasurer   and
                                                     Chairman   of  the  Finance
                                                     Committee,        Cambridge
                                                     College;   Former  Managing
                                                     Partner,  Roscommon Capital
                                                     Corp.;
K. Dun Gifford                                       Former Chairman of the Board, Director,
DOB: 10/23/1938                                      and Executive Vice President, The
                                                     London Harness Company (leather goods
                                                     purveyor); Former Chairman, Gifford,
                            Trustee        1974      Drescher & Associates (environmental             104                None
                                                     consulting); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Leroy Keith, Jr.            Trustee        1983      Partner, Stonington Partners, Inc.
DOB: 2/14/1939                                       (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix Multi-Portfolio      104         Trustee,
                                                     Fund, and The Phoenix Big Edge Series Fund;                   Phoenix Series
                                                     Former  Chairman  of the Board  and Chief                     Fund, Phoenix
                                                     Executive  Officer,  Carson  Products                         Multi-Portfolio
                                                     Company  (manufacturing);  Former  Director                   Fund, and The
                                                     of Phoenix  Total  Return  Fund and Equifax, Inc.             Phoenix Big Edge
                                                     (worldwide information  management);                          Series Fund
                                                     Former President,  Morehouse College; Former
                                                     Director, Mentor Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Sales Manager, SMI-STEEL - South
                                                     Carolina (steel producer); Former Sales
Gerald M. McDonnell                                  and Marketing Management, Nucor Steel
DOB: 7/14/1939                                       Company; Former Director, Mentor Income
                            Trustee        1988      Fund, Inc.; Former Trustee, Mentor               104                None
                                                     Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Thomas L. McVerry           Trustee        1993      Director of Carolina  Cooperative Credit
DOB: 8/2/1938                                        Union; Former Director,  Mentor Income
                                                     Fund, Inc.; Former Trustee, Mentor Funds
                                                     and Cash Resource Trust.                          104                None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
William Walt Pettit         Trustee        1984      Partner  and Vice  President  in the law
DOB: 8/26/1955                                       firm of Kellam & Pettit,  P.A.;  Former
                                                     Director,  Mentor  Income  Fund,  Inc.;
                                                     Former  Trustee,  Mentor Funds and Cash
                                                     Resource Trust.                                    104                None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
David M. Richardson         Trustee        1982      President,  Richardson,  Runden & Company
DOB: 9/19/1941                                       (new  business  development/consulting
                                                     company);  Managing Director,  Kennedy
                                                     Information,  Inc. (executive recruitment
                                                     information   and   research   company);
                                                     Trustee,   411   Technologies, LLP
                                                     (communications);   Director,  J&M  Cumming
                                                     Paper  Co.  (paper  merchandising); Columnist,
                                                     Commerce  and  Industry  Association  of
                                                     New  Jersey;  Former  Vice Chairman, DHR
                                                     International,  Inc. (executive  recruitment);
                                                     Former Senior Vice President,  Boyden International
                                                     Inc. (executive recruitment);  Former Director,
                                                     Mentor  Income  Fund,  Inc.;  Former  Trustee,
                                                     Mentor  Funds and Cash  Resource Trust.          104                None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Russell A. Salton, III MD   Trustee        1984      Medical Director, Healthcare Resource
MD                                                   Associates, Inc.; Former Medical Director,
DOB: 6/2/1947                                        U.S. Health Care/Aetna Health Services;
                                                     Former Consultant,  Managed Health Care;
                                                     Former President,  Primary Physician Care;
                                                     Former Director,  Mentor Income Fund,
                                                     Inc.; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust.                               104                None

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Michael S. Scofield         Trustee        1984      Attorney, Law Offices of Michael S. Scofield;
DOB: 2/20/1943                                       Former  Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and
                                                     Cash Resource Trust.                               104                None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Independent     Consultant;
                                                     Director,  Trust Company of
                                                     CT;  Trustee,  Saint Joseph
                                                     College  (CT);  Director of
                                                     Hartford   Hospital,    Old
                                                     State  House   Association;
                                                     Trustee,  Greater  Hartford
                                                     YMCA;    Former   Chairman,
                                                     Environmental     Warranty,
                                                     Inc.   (insurance  agency);
                                                     Former            Executive
                                                     Consultant,    Drake   Beam
                                                     Morin, Inc.
Richard J. Shima                                     (executive outplacement); Former
DOB: 8/11/1939                                       Director of Enhance Financial Services,
                                                     Inc.; Former Director of CTG Resources,
                                                     Inc. (natural gas); Former Director
                                                     Middlesex Mutual Assurance Company;
                            Trustee        1993      Former Chairman, Board of Trustees,              104                None
                                                     Hartford Graduate Center; Former
                                                     Director, Mentor Income Fund, Inc.;
                                                     Former Trustee, Mentor Funds and Cash
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Interested Trustee:
------------------------ ------------- ------------ ------------------------------------------ ----------------- ------------------
                                                    Current Member and Former President,
                                                    North Carolina Securities Traders
                                                    Association; Member, Financial Analysts
                                                    Society; Former Chief Investment
Richard K. Wagoner,                                 Officer, Executive Vice President and
CFA**                                               Head of Capital Management Group, First
DOB: 12/12/1937                                     Union National Bank; Former Consultant
                                                    to the Boards of Trustees of the
                           Trustee        1999      Evergreen funds; Former Member, New York          104               None
                                                    Stock Exchange; Former Trustee, Mentor
                                                    Funds and Cash Resource Trust.
------------------------ ------------- ------------ ------------------------------------------ ----------------- ------------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

         Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2001.

---------------------------- ---------------------------------------------- --------------------- --------------------
                                                                                                   Aggregate Dollar
          Trustee            Fund                                             Dollar Range of          Range of
                                                                             Investment in Fund   Investment in Fund
                                                                                                        Complex
---------------------------- ---------------------------------------------- --------------------- --------------------
Austin, Charles A., III*     Evergreen Health Care Fund                     $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Gifford, K. Dun              None
============================ ============================================== ===================== ====================
Keith, Dr. Leroy, Jr.        Evergreen Omega Fund                           $10,001-$50,000       $10,001-$50,000
============================ ============================================== ===================== ====================


McDonnell, Gerald M.*        Evergreen Capital Growth Fund                  $10,001-$50,000       $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Emerging Markets Growth Fund         $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Health Care Fund                     $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Short Duration Income Fund           $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
McVerry, Thomas L.*          Evergreen Aggressive Growth Fund               $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $1-$10,000
============================ ============================================== ===================== ====================
Pettit, William W.*          Evergreen Emerging Markets Growth Fund         $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
============================ ============================================== ===================== ====================
Richardson, David M.         Evergreen Equity Index Fund                    $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Salton, Dr. Russell A.,      None
III*
============================ ============================================== ===================== ====================
Scofield, Michael S.*        Evergreen Aggressive Growth Fund               $10,001-$50,000       Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Balanced Fund                        $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Equity Index Fund                    $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Intermediate Term Bond Fund          $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Shima, Richard               Evergreen Connecticut Municipal Bond Fund      $10,001-$50,000       Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen International Growth Fund            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================ ============================================== ===================== ====================
Wagoner, Richard             Evergreen Omega Fund                           $50,001-$100,000      Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Cap Value Fund                 Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Company Growth Fund            $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Money Market Fund                    Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------

* In addition to the above  investment  amounts,  the Trustee has over  $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation plans.

         Set forth below are the officers of each of the nine Evergreen Trusts.

Name, Address and Date of Birth/Position with Trust/Principal Occupation for Last Five Years

William M. Ennis/401 S. Tryon, 12th Floor Charlotte, NC 28288/DOB: 6/26/1960/ President/ President and Chief Executive Officer, Evergreen Investment Company and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A..

Carol Kosel/200 Berkeley Street Boston, MA 02116/DOB: 12/25/1963/Treasurer /Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce/200 Berkeley Street Boston, MA 02116/DOB: 4/20/1960/Secretary/ Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 6/6/1963/ Vice President and Assistant Treasurer/Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior

Tax     Consulting/Acting      Manager,      Investment     Companies     Group,
PricewaterhouseCoopers LLP, New York.

Bryan Haft/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 1/23/1965/Vice President/ Team Leader, Fund Administration, BISYS Fund Services.


                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================

     MOODY'S           S&P              FITCH           Credit Quality
     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------
     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------
                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Evergreen Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
January 31, 2003


                                          Evergreen Growth          Evergreen Capital          Evergreen Growth and
                                          and Income Fund              Growth Fund             Income Fund Pro Forma
-----------------------------------------------------------------------------------------------------------------------

                                                                                             Combined        Combined
                                       Shares   Market Value     Shares     Market Value       Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.7%

CONSUMER DISCRETIONARY - 10.1%

Auto Components - 0.1%
American Axle & Manufacturing
  Holdings, Inc. *                     34,400   $    865,848           0    $          0        34,400     $    865,848
                                                ------------                ------------                   ------------

Automobiles - 0.1%
General Motors Corp., Class H *        79,400        809,880           0               0        79,400          809,880
                                                ------------                ------------                   ------------

Hotels, Restaurants &
  Leisure - 1.6%
Darden Restaurants, Inc.               43,100        935,270           0               0        43,100          935,270
McDonald's Corp.                            0              0   1,002,900      14,281,296     1,002,900       14,281,296
                                                ------------                ------------                   ------------
                                                     935,270                  14,281,296                     15,216,566
                                                ------------                ------------                   ------------

Household Durables - 0.3%
Black & Decker Corp.                   65,500      2,399,920           0               0        65,500        2,399,920
Stanley Works                          31,700        843,854           0               0        31,700          843,854
                                                ------------                ------------                   ------------
                                                   3,243,774                           0                      3,243,774
                                                ------------                ------------                   ------------

Media - 5.2%
AOL Time Warner, Inc. *                67,300        784,718     916,100      10,681,726       983,400       11,466,444
Clear Channel Communications,
  Inc. *                              165,789      6,644,823           0               0       165,789        6,644,823
Comcast Corp., Class A *              110,005      2,929,433           0               0       110,005        2,929,433
Interpublic Group of Companies,
  Inc.                                      0              0     957,500      12,323,025       957,500       12,323,025
McGraw-Hill Companies, Inc.            10,880        644,314           0               0        10,880          644,314
New York Times Co., Class A           122,000      5,958,480           0               0       122,000        5,958,480
Univision Communications,
  Inc., Class A * +                    56,500      1,489,340           0               0        56,500        1,489,340
Viacom, Inc., Class A *               130,000      5,011,500           0               0       130,000        5,011,500
Viacom, Inc., Class B *                32,100      1,237,455           0               0        32,100        1,237,455
Walt Disney Co.                        52,900        925,750           0               0        52,900          925,750
                                                ------------                ------------                   ------------
                                                  25,625,813                  23,004,751                     48,630,564
                                                ------------                ------------                   ------------

Multi-line Retail - 0.3%
Target Corp.                           58,100      1,639,001           0               0        58,100        1,639,001
Wal-Mart Stores, Inc.                  15,800        755,240           0               0        15,800          755,240
                                                ------------                ------------                   ------------
                                                   2,394,241                           0                      2,394,241
                                                ------------                ------------                   ------------

Specialty Retail - 2.2%
Circuit City Stores, Inc.             265,900      1,592,741           0               0       265,900        1,592,741
Home Depot, Inc.                      112,100      2,342,890     455,000       9,509,500       567,100       11,852,390
Lowe's Companies, Inc.                 38,300      1,309,094           0               0        38,300        1,309,094
Michaels Stores, Inc. *                77,200      2,605,500           0               0        77,200        2,605,500
Nordstrom, Inc.                        42,700        770,308           0               0        42,700          770,308
Staples, Inc. *                       130,000      2,232,100           0               0       130,000        2,232,100
                                                ------------                ------------                   ------------
                                                  10,852,633                   9,509,500                     20,362,133
                                                ------------                ------------                   ------------

Textile, Apparel &
  Luxury Goods - 0.3%
Nike, Inc., Class B                    60,000      2,672,400           0               0        60,000        2,672,400
                                                ------------                ------------                   ------------

CONSUMER STAPLES - 8.5%

Beverages - 0.7%
Anheuser-Busch Companies, Inc.         34,000      1,613,980           0               0        34,000        1,613,980
Coca-Cola Co.                          23,700        958,902           0               0        23,700          958,902
PepsiCo, Inc.                         101,700      4,116,816           0               0       101,700        4,116,816
                                                ------------                ------------                   ------------
                                                   6,689,698                           0                      6,689,698
                                                ------------                ------------                   ------------
Food Products - 6.1%
Altria Group, Inc.                    112,900      4,275,523           0               0       112,900        4,275,523
ConAgra, Inc.                         152,700      3,745,731     638,500      15,662,405       791,200       19,408,136
Del Monte Foods Co. *                   8,708         72,886           0               0         8,708           72,886
H.J. Heinz Co.                         19,500        630,046     455,300      14,710,743       474,800       15,340,789
Kraft Foods, Inc., Class A            126,740      4,036,669           0               0       126,740        4,036,669



                                          Evergreen Growth          Evergreen Capital          Evergreen Growth and
                                          and Income Fund              Growth Fund             Income Fund Pro Forma
-----------------------------------------------------------------------------------------------------------------------

                                                                                             Combined        Combined
                                       Shares   Market Value     Shares     Market Value       Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------

McCormick & Co., Inc.                  39,400   $    882,560           0    $          0        39,400     $    882,560
Sara Lee Corp.                              0              0     662,900      13,218,226       662,900       13,218,226
                                                ------------                ------------                   ------------
                                                  13,643,415                  43,591,374                     57,234,789
                                                ------------                ------------                   ------------

Household Products - 0.5%
Kimberly-Clark Corp.                   16,600        768,912           0               0        16,600          768,912
Procter & Gamble Co.                   47,100      4,030,347           0               0        47,100        4,030,347
                                                ------------                ------------                   ------------
                                                   4,799,259                           0                      4,799,259
                                                ------------                ------------                   ------------

Tobacco - 1.2%
Loews Corp. - Carolina Group          166,200      3,392,142           0               0       166,200        3,392,142
UST, Inc.                                   0              0     259,000       8,003,100       259,000        8,003,100
                                                ------------                ------------                   ------------
                                                3,392,142.00                   8,003,100                     11,395,242
                                                ------------                ------------                   ------------

ENERGY - 8.7%

Energy Equipment & Services - 1.3%
Schlumberger, Ltd.                     72,214      2,722,468           0               0        72,214        2,722,468
Transocean Sedco Forex, Inc.                0              0     423,000       9,631,710       423,000        9,631,710
                                                ------------                ------------                   ------------
                                                   2,722,468                   9,631,710                     12,354,178
                                                ------------                ------------                   ------------

Oil & Gas - 7.4%
BP Plc, ADR                           124,976      4,875,314           0               0       124,976        4,875,314
ChevronTexaco Corp.                    97,500      6,279,000     246,200      15,855,280       343,700       22,134,280
ConocoPhillips                        108,097      5,209,194     218,300      10,519,877       326,397       15,729,071
Exxon Mobil Corp.                     304,800     10,408,920     324,500      11,081,675       629,300       21,490,595
Kerr-McGee Corp.                      108,855      4,546,873           0               0       108,855        4,546,873
                                                ------------                ------------                   ------------
                                                  31,319,301                  37,456,832                     68,776,133
                                                ------------                ------------                   ------------

FINANCIALS - 21.0%

Commercial Banks - 6.4%
Bank of America Corp.                 142,700      9,996,135           0               0       142,700        9,996,135
Bank of New York Co., Inc.            193,300      4,890,490           0               0       193,300        4,890,490
Charter One Financial, Inc.            49,000      1,416,590           0               0        49,000        1,416,590
Fifth Third Bancorp                    21,300      1,136,355           0               0        21,300        1,136,355
FleetBoston Financial Corp.           181,000      4,725,910           0               0       181,000        4,725,910
Hibernia Corp., Class A                85,300      1,590,845           0               0        85,300        1,590,845
KeyCorp                                40,000        962,000     212,400       5,108,220       252,400        6,070,220
Mellon Financial Corp.                108,400      2,479,108           0               0       108,400        2,479,108
PNC Financial Services Group                0              0     188,000       8,279,520       188,000        8,279,520
U.S. Bancorp                          147,000      3,101,700     251,300       5,302,430       398,300        8,404,130
Washington Mutual, Inc.                77,550      2,671,597           0               0        77,550        2,671,597
Wells Fargo & Co.                     126,126      5,974,589           0               0       126,126        5,974,589
Wilmington Trust Corp.                 70,100      2,035,704           0               0        70,100        2,035,704
                                                ------------                ------------                   ------------
                                                  40,981,023                  18,690,170                     59,671,193
                                                ------------                ------------                   ------------

Diversified Financials - 9.7%
American Express Co.                   91,100      3,236,783           0               0        91,100        3,236,783
Capital One Financial Corp. +               0              0     241,500       7,498,575       241,500        7,498,575
Charles Schwab Corp.                   53,800        496,036           0               0        53,800          496,036
Citigroup, Inc.                       441,026     15,162,474     360,700      12,400,866       801,726       27,563,340
Fannie Mae                             67,200      4,347,840     116,600       7,544,020       183,800       11,891,860
Freddie Mac                           190,700     10,675,386     126,700       7,092,666       317,400       17,768,052
Goldman Sachs Group, Inc.              26,100      1,777,410           0               0        26,100        1,777,410
Legg Mason, Inc.                      107,732      5,390,909           0               0       107,732        5,390,909
Lehman Brothers Holdings, Inc.         16,800        916,104           0               0        16,800          916,104
Merrill Lynch & Co., Inc.              97,100      3,400,442           0               0        97,100        3,400,442
Morgan Stanley                         32,500      1,231,750           0               0        32,500        1,231,750
State Street Corp.                    137,200      5,875,655           0               0       137,200        5,875,655
T. Rowe Price Group, Inc.             140,600      3,759,644           0               0       140,600        3,759,644
                                                ------------                ------------                   ------------
                                                  56,270,433                  34,536,127                     90,806,560
                                                ------------                ------------                   ------------

Insurance - 4.9%
Ace, Ltd.                              32,100        945,345           0               0        32,100          945,345
Allstate Corp.                        104,900      3,691,431           0               0       104,900        3,691,431
AMBAC Financial Group, Inc.            13,450        720,517           0               0        13,450          720,517
American International Group,
  Inc.                                 96,900      5,244,228     169,000       9,146,280       265,900       14,390,508
Chubb Corp. *                          36,300      1,950,036           0               0        36,300        1,950,036
Everest Reinsurance Group, Ltd.        25,500      1,286,985           0               0        25,500        1,286,985
Hartford Financial Services
  Group, Inc.                          57,100      2,379,928           0               0        57,100        2,379,928
Loews Corp.                            16,000        704,320           0               0        16,000          704,320



                                          Evergreen Growth          Evergreen Capital          Evergreen Growth and
                                          and Income Fund              Growth Fund             Income Fund Pro Forma
-----------------------------------------------------------------------------------------------------------------------

                                                                                             Combined        Combined
                                       Shares   Market Value     Shares     Market Value       Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------

Marsh & McLennan Co.                   20,400   $    869,652           0    $          0        20,400     $    869,652
Prudential Financial, Inc. *                0              0     555,000      17,632,350       555,000       17,632,350
Travelers Property Casualty
  Corp., Class B *                     85,000      1,382,100           0               0        85,000        1,382,100
                                                ------------                ------------                   ------------
                                                  19,174,542                  26,778,630                     45,953,172
                                                ------------                ------------                   ------------

HEALTH CARE - 14.3%

Biotechnology - 0.1%
Amgen, Inc. *                          11,300        575,848           0               0        11,300          575,848
                                                ------------                ------------                   ------------

Health Care Equipment &
  Supplies - 0.1%
Baxter International, Inc.             22,100      1,108,315           0               0        22,100        1,108,315
                                                ------------                ------------                   ------------

Health Care Providers &
  Services - 4.9%
Aetna, Inc.                                 0              0     670,100      29,142,649       670,100       29,142,649
AmerisourceBergen Corp.                17,900      1,041,780           0               0        17,900        1,041,780
Cardinal Health, Inc.                  23,000      1,341,590           0               0        23,000        1,341,590
HCA-The Healthcare Corp.               55,000      2,350,700           0               0        55,000        2,350,700
Tenet Healthcare Corp. *                    0              0     615,000      11,063,850       615,000       11,063,850
Wellpoint Health Networks,
  Inc., Class A *                      15,400      1,119,272           0               0        15,400        1,119,272
                                                ------------                ------------                   ------------
                                                   5,853,342                  40,206,499                     46,059,841
                                                ------------                ------------                   ------------

Pharmaceuticals - 9.2%
Abbott Laboratories, Inc.             117,600      4,482,912           0               0       117,600        4,482,912
Bristol-Myers Squibb Co.              113,500      2,677,465     200,000       4,718,000       313,500        7,395,465
Eli Lilly & Co.                        13,700        825,288           0               0        13,700          825,288
Johnson & Johnson Co.                 101,860      5,460,714           0               0       101,860        5,460,714
Merck & Co., Inc.                      60,900      3,373,251     332,600      18,422,714       393,500       21,795,965
Pfizer, Inc.                                0              0     499,600      15,167,856       499,600       15,167,856
Pharmacia Corp.                       194,200      8,111,734           0               0       194,200        8,111,734
Wyeth                                 123,500      4,820,205     470,400      18,359,712       593,900       23,179,917
                                                ------------                ------------                   ------------
                                                  29,751,569                  56,668,282                     86,419,851
                                                ------------                ------------                   ------------

INDUSTRIALS - 10.1%

Aerospace & Defense - 2.5%
Honeywell International, Inc.         123,700      3,023,228           0               0       123,700        3,023,228
Northrop Grumman Corp.                 62,600      5,722,266           0               0        62,600        5,722,266
Raytheon Co.                                0              0     458,600      13,799,274       458,600       13,799,274
United Technologies Corp.              13,300        845,614           0               0        13,300          845,614
                                                ------------                ------------                   ------------
                                                   9,591,108                  13,799,274                     23,390,382
                                                ------------                ------------                   ------------

Commercial Services &
  Supplies - 2.3%
Certegy, Inc. *                        76,000      1,944,080           0               0        76,000        1,944,080
Equifax, Inc.                         152,000      3,254,320           0               0       152,000        3,254,320
Pitney Bowes, Inc.                          0              0     452,400      14,721,096       452,400       14,721,096
Viad Corp.                             48,500      1,042,750           0               0        48,500        1,042,750
                                                ------------                ------------                   ------------
                                                   6,241,150                  14,721,096                     20,962,246
                                                ------------                ------------                   ------------

Industrial Conglomerates - 3.1%
3M Co.                                 41,300      5,143,915           0               0        41,300        5,143,915
General Electric Co.                  252,700      5,847,478     596,800      13,809,952       849,500       19,657,430
Tyco International, Ltd.              265,300      4,247,453           0               0       265,300        4,247,453
                                                ------------                ------------                   ------------
                                                  15,238,846                  13,809,952                     29,048,798
                                                ------------                ------------                   ------------

Machinery - 1.7%
AGCO Corp. *                           31,400        562,060           0               0        31,400          562,060
Caterpillar, Inc.                      25,700      1,130,286           0               0        25,700        1,130,286
Deere & Co.                            58,400      2,464,480           0               0        58,400        2,464,480
Donaldson Co., Inc.                   152,500      5,177,375           0               0       152,500        5,177,375
Ingersoll-Rand Co., Class A            15,400        604,604           0               0        15,400          604,604
Paccar, Inc.                           28,500      1,234,620           0               0        28,500        1,234,620
SPX Corp. *                           105,500      3,914,050           0               0       105,500        3,914,050
Terex Corp. *                          88,800      1,002,552           0               0        88,800        1,002,552
                                                ------------                ------------                   ------------
                                                  16,090,027                           0                     16,090,027
                                                ------------                ------------                   ------------

Road & Rail - 0.5%
Kansas City Southern
  Industries, Inc. *                  126,600      1,614,150           0               0       126,600        1,614,150
Union Pacific Corp.                    55,000      3,138,300           0               0        55,000        3,138,300
                                                ------------                ------------                   ------------
                                                   4,752,450                           0                      4,752,450
                                                ------------                ------------                   ------------




                                          Evergreen Growth          Evergreen Capital          Evergreen Growth and
                                          and Income Fund              Growth Fund             Income Fund Pro Forma
-----------------------------------------------------------------------------------------------------------------------

                                                                                             Combined        Combined
                                       Shares   Market Value     Shares     Market Value       Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 8.0%
Communications Equipment - 0.9%
Cisco Systems, Inc. *                 445,366   $  5,954,543           0   $           0       445,366     $  5,954,543
Corning, Inc. *                       128,300        523,464           0               0       128,300          523,464
Lucent Technologies, Inc. *           743,500      1,382,910           0               0       743,500        1,382,910
Nortel Networks Corp. * +             384,600        911,502           0               0       384,600          911,502
                                                ------------                ------------                   ------------
                                                   8,772,419                           0                      8,772,419
                                                ------------                ------------                   ------------

Computers & Peripherals - 1.8%
Hewlett-Packard Co.                   105,800      1,841,978     549,300       9,563,313       655,100       11,405,291
International Business Machines
  Corp.                                64,300      5,030,189           0               0        64,300        5,030,189
                                                ------------                ------------                   ------------
                                                   6,872,167                   9,563,313                     16,435,480
                                                ------------                ------------                   ------------

Electronic Equipment &
  Instruments - 0.4%
Jabil Circuit, Inc. *                 138,900      2,168,229           0               0       138,900        2,168,229
Thermo Electron Corp. *                75,000      1,362,750           0               0        75,000        1,362,750
                                                ------------                ------------                   ------------
                                                   3,530,979                           0                      3,530,979
                                                ------------                ------------                   ------------

Semiconductor & Semiconductor
  Equipment - 1.6%
Altera Corp. *                        210,300      2,309,094           0               0       210,300        2,309,094
Intel Corp.                           150,400      2,355,264           0               0       150,400        2,355,264
KLA-Tencor Corp. *                    146,000      4,765,440           0               0       146,000        4,765,440
Texas Instruments, Inc.               375,700      5,973,630           0               0       375,700        5,973,630
                                                ------------                ------------                   ------------
                                                  15,403,428                           0                     15,403,428
                                                ------------                ------------                   ------------

Software - 3.3%
Microsoft Corp. *                     130,375      6,187,598     331,000      15,709,260       461,375       21,896,858
Oracle Corp. *                        717,800      8,635,134           0               0       717,800        8,635,134
                                                ------------                ------------                   ------------
                                                  14,822,732                  15,709,260                     30,531,992
                                                ------------                ------------                   ------------

MATERIALS - 2.5%

Chemicals - 0.8%
Lyondell Chemical Co.                 351,300      4,500,153           0               0       351,300        4,500,153
PPG Industries, Inc.                   41,500      2,026,445           0               0        41,500        2,026,445
Rohm & Haas Co.                        43,200      1,332,720           0               0        43,200        1,332,720
                                                ------------                ------------                   ------------
                                                   7,859,318                           0                      7,859,318
                                                ------------                ------------                   ------------

Construction Materials - 0.2%
Martin Marietta Materials, Inc.        56,200      1,641,040           0               0        56,200        1,641,040
                                                ------------                ------------                   ------------

Containers & Packaging - 0.8%
AptarGroup, Inc.                      117,000      3,355,560           0               0       117,000        3,355,560
Pactiv Corp. *                        182,600      3,726,866           0               0       182,600        3,726,866
                                                ------------                ------------                   ------------
                                                   7,082,426                           0                      7,082,426
                                                ------------                ------------                   ------------

Metals & Mining - 0.4%
Alcoa, Inc.                            33,200        656,364           0               0        33,200          656,364
Arch Coal, Inc.                        55,800        963,108           0               0        55,800          963,108
Phelps Dodge Corp. *                   66,000      2,280,300           0               0        66,000        2,280,300
                                                ------------                ------------                   ------------
                                                   3,899,772                           0                      3,899,772
                                                ------------                ------------                   ------------

Paper & Forest Products - 0.3%
International Paper Co.                19,500        696,150           0               0        19,500          696,150
Weyerhaeuser Co.                       50,500      2,426,525           0               0        50,500        2,426,525
                                                ------------                ------------                   ------------
                                                   3,122,675                           0                      3,122,675
                                                ------------                ------------                   ------------

TELECOMMUNICATION SERVICES - 6.0%

Diversified Telecommunication
  Services - 6.0%
ALLTEL Corp.                          120,800      5,713,293           0               0       120,800        5,713,293
BellSouth Corp.                             0              0     334,500       7,619,910       334,500        7,619,910
Centurytel, Inc.                      164,300      4,983,219           0               0       164,300        4,983,219
Qwest Communications
  International, Inc. *               154,300        697,436   2,770,700      12,523,564     2,925,000       13,221,000
SBC Communications, Inc.               79,200      1,935,648     330,300       8,072,532       409,500       10,008,180
Verizon Communications, Inc.          101,700      3,893,076     268,000      10,259,040       369,700       14,152,116
                                                ------------                ------------                   ------------
                                                  17,222,672                  38,475,046                     55,697,718
                                                ------------                ------------                   ------------

UTILITIES - 7.5%

Electric Utilities - 5.1%
Centerpoint Energy, Inc.              144,500      1,007,165           0               0       144,500        1,007,165
Cinergy Corp.                          38,300      1,214,110           0               0        38,300        1,214,110
Consolidated Edison, Inc. +                 0              0     247,500       9,880,200       247,500        9,880,200



                                          Evergreen Growth          Evergreen Capital          Evergreen Growth and
                                          and Income Fund              Growth Fund             Income Fund Pro Forma
-----------------------------------------------------------------------------------------------------------------------

                                                                                             Combined        Combined
                                       Shares   Market Value     Shares     Market Value       Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------

Dominion Resources, Inc.               61,600   $  3,338,104           0   $           0        61,600    $   3,338,104
Duke Energy Corp.                           0              0     855,100      14,562,353       855,100       14,562,353
FPL Group, Inc.                             0              0     213,900      12,489,621       213,900       12,489,621
Public Service Enterprise
  Group, Inc.                          62,300      2,197,944           0               0        62,300        2,197,944
Texas Genco Holdings, Inc. +            3,500         52,710           0               0         3,500           52,710
TXU Corp.                             150,000      2,752,500           0               0       150,000        2,752,500
                                                ------------                ------------                   ------------
                                                  10,562,533                  36,932,174                     47,494,707
                                                ------------                ------------                   ------------

Gas Utilities - 1.8%
El Paso Corp.                               0              0   2,016,700      17,020,948     2,016,700       17,020,948
                                                ------------                ------------                   ------------

Mulit-Utilities & Unregulated
  Power - 0.6%
Energy East Corp.                     110,900      2,186,948           0               0       110,900        2,186,948
Oneok, Inc. +                         188,300      3,591,661           0               0       188,300        3,591,661
                                                ------------                ------------                   ------------
                                                   5,778,609                           0                      5,778,609
                                                ------------                ------------                   ------------

Total Common Stocks                              422,165,565                 482,389,334                    904,554,899
                                                ------------                ------------                   ------------

CONVERTIBLE PREFERRED
  STOCKS - 2.5%

ENERGY - 0.2%

Energy Equipment &
  Services - 0.2%
DTE Energy Co.8.75%, 08/16/2005        58,000      1,492,920           0               0        58,000        1,492,920
                                                ------------                ------------                   ------------

FINANCIALS - 1.3%

Commercial Banks - 0.1%
New York Community Capital
  Trust V (exchangeable for
  New York Community Bancorp,
  Inc. Common Stock) 6.00%,
  11/01/2051                           16,800        869,568           0               0        16,800          869,568
                                                ------------                ------------                   ------------

Diversified Financial
  Services - 0.4%
Capital One Financial Corp.
  6.25%, 05/17/2005                    76,000      2,276,200           0               0        76,000        2,276,200
Gabelli Asset Management,
  Inc.6.95%, 02/17/2005
  PRIDES                               60,000      1,248,000           0               0        60,000        1,248,000
                                                ------------                ------------                   ------------
                                                   3,524,200                           0                      3,524,200
                                                ------------                ------------                   ------------

Insurance - 0.8%
Chubb Corp., 7.00%, 11/16/2005         44,400      1,098,900           0               0        44,400        1,098,900
Prudential Financial, Inc.,
  6.75%, 11/15/2004                    43,422      2,386,039           0               0        43,422        2,386,039
St. Paul Companies, Inc.,
  9.00%, 08/16/2005                    32,600      2,063,580           0               0        32,600        2,063,580
Travelers Property Casualty
  Corp., 4.50%, 04/15/2032             98,500      2,385,670           0               0        98,500        2,385,670
                                                ------------                ------------                   ------------
                                                   7,934,189                           0                      7,934,189
                                                ------------                ------------                   ------------

HEALTH CARE - 0.3%

Health Care Providers &
  Services - 0.3%
Anthem, Inc., 6.00%, 11/15/2004 +      31,000      2,414,125           0               0        31,000        2,414,125
                                                ------------                ------------                   ------------

INFORMATION TECHNOLOGY - 0.1%

Communications Equipment - 0.1%
Lucent Technologies, Inc.,
  8.00%, 08/01/2031                       800        672,000           0               0           800          672,000
                                                ------------                ------------                   ------------

MATERIALS - 0.2%

Metals & Mining - 0.2%
Phelps Dodge Corp., 6.75%,
  08/15/2005                           24,000      2,181,600           0               0        24,000        2,181,600
                                                ------------                ------------                   ------------

UTILITIES - 0.4%

Electric Utilities - 0.4%
FPL Group, Inc., 8.00%,
  02/16/2006                           31,600      1,665,004           0               0        31,600        1,665,004
Keyspan Corp., 8.75%, 05/16/2005       28,000      1,414,840           0               0        28,000        1,414,840
Public Service Enterprise
  Group, 10.25%, 11/16/2005            21,100      1,136,235           0               0        21,100        1,136,235
                                                ------------                ------------                   ------------
                                                   4,216,079                           0                      4,216,079
                                                ------------                ------------                   ------------

Total Convertible Preferred
  Stocks                                          23,304,681                           0             0       23,304,681
                                                ------------                ------------                   ------------

-----------------------------------------------------------------------------------------------------------------------
                                     Principal                 Principal                     Principal
                                      Amount       Value        Amount         Value          Amount           Value
-----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE DEBENTURES - 0.3%

HEALTH CARE - 0.1%

Biotechnology - 0.1%
Gilead Sciences, Inc.,
  2.00% 12/15/2007 144A               623,000        653,371           0               0       623,000          653,371
                                                ------------                ------------                   ------------




                                        Evergreen Growth          Evergreen Capital            Evergreen Growth and
                                        and Income Fund              Growth Fund               Income Fund Pro Forma
-----------------------------------------------------------------------------------------------------------------------

                                     Principal                 Principal                     Principal
                                      Amount       Value        Amount         Value          Amount           Value
-----------------------------------------------------------------------------------------------------------------------

INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
Tyco International Group SA,
  2.75%, 1/15/2018 144A               658,000   $    661,290           0    $          0       658,000     $    661,290
                                                ------------                ------------                   ------------

INFORMATION TECHNOLOGY - 0.1%

Software - 0.1%
Computer Associates
  International, Inc., 1.625%,
  12/15/2009 144A                     885,000        892,744           0               0       885,000          892,744
                                                ------------                ------------                   ------------

Total Convertible Debentures                       2,207,405                           0                      2,207,405
                                                ------------                ------------                   ------------

-----------------------------------------------------------------------------------------------------------------------
                                     Shares         Value       Shares          Value         Shares          Value
-----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.3%

MUTUAL FUND SHARES - 2.3%
Evergreen Institutional
  Money Market Fund @                       0              0     814,137         814,137       814,137          814,137
Evergreen Institutional U.S.
  Government Money Market Fund @    1,782,415      1,782,415           0               0     1,782,415        1,782,415
Navigator Prime Portfolio ++        7,989,200      7,989,200  11,331,900      11,331,900    19,321,100       19,321,100
                                                ------------                ------------                   ------------

Total Short-Term Investments                       9,771,615                  12,146,037                     21,917,652
                                                ------------                ------------                   ------------
-----------------------------------------------------------------------------------------------------------------------
Total Investments
  (cost $435,993,995,
  $507,206,598
  and $943,200,593,
  respectively) - 101.8%                         457,449,266                 494,535,371                    951,984,637
Other Assets and Liabilities - (1.8%)             (4,975,057)                (11,674,705)                   (16,649,762)
                                                ------------                ------------                   ------------
Net Assets - 100.0%                             $452,474,209                $482,860,666                   $935,334,875
                                                ============                ============                   ============

-----------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

@ Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

+     All or a portion of this security is on loan.

++ Represents investment of cash collateral received from securities on loan.

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:

ADR     American Depository Receipt

PRIDES  Preferred Redeemable Increased Dividend Equity Securities

See Notes to Pro Forma Combining Financial Statements

Evergreen Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
January 31, 2003


                                                              Evergreen          Evergreen                       Evergreen Growth
                                                              Growth and          Capital                         and Income Fund
                                                             Income Fund        Growth Fund       Adjustments        Pro Forma
----------------------------------------------------------------------------------------------------------------------------------

Assets
Identified cost of securities                               $ 435,993,995       $ 507,206,598                      $  943,200,593
Net unrealized gains or losses on securities                   21,455,271         (12,671,227)                          8,784,044
----------------------------------------------------------------------------------------------------------------------------------
Market value of securities                                    457,449,266         494,535,371                         951,984,637
Receivable for securities sold                                  5,652,084                   0                           5,652,084
Receivable for Fund shares sold                                    87,077             288,415                             375,492
Dividends and interest receivable                                 747,107             618,764                           1,365,871
Prepaid expenses and other assets                                  37,029             126,022                             163,051
----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                             463,972,563         495,568,572                         959,541,135
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payable for securities purchased                                2,066,582                   0                           2,066,582
Payable for Fund shares redeemed                                1,234,929           1,183,065                           2,417,994
Payable for securities on loan                                  7,989,200          11,331,900                          19,321,100
Advisory fee payable                                               26,751                   0                              26,751
Distribution Plan expenses payable                                 23,311                   0                              23,311
Due to other related parties                                        3,690                   0                               3,690
Accrued expenses and other liabilities                            153,891             192,941                             346,832
----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                         11,498,354          12,707,906                          24,206,260
----------------------------------------------------------------------------------------------------------------------------------

Net assets                                                  $ 452,474,209       $ 482,860,666                      $  935,334,875
==================================================================================================================================

Net assets represented by
Paid-in capital                                             $ 421,506,355       $ 641,565,850                      $1,063,072,205
Undistributed net investment income                                10,619           2,212,578                           2,223,197
Accumulated net realized gains or losses on
  securities, written options and foreign
  currency related transactions                                 9,501,964        (148,246,535)                       (138,744,571)
Net unrealized gains or losses on securities                   21,455,271         (12,671,227)                          8,784,044
----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                            $ 452,474,209       $ 482,860,666                      $  935,334,875
==================================================================================================================================

Class A Shares
Net assets                                                  $  98,093,982       $ 167,178,587                      $  265,272,569
Shares of beneficial interest outstanding                       5,595,226           9,414,777         120,989 a        15,130,992
Net asset value                                             $       17.53       $       17.76                      $        17.53
Maximum offering price (based on sales
  charge of 5.75)                                           $       18.60       $       18.84                      $        18.60

Class B Shares
Net assets                                                  $ 251,937,321       $ 147,704,757                      $  399,642,078
Shares of beneficial interest outstanding                      15,012,068           8,525,562         275,648 a        23,813,278
Net asset value                                             $       16.78       $       17.32                      $        16.78

Class C Shares
Net assets                                                  $  10,659,686       $ 156,340,914                      $  167,000,600
Shares of beneficial interest outstanding                         635,153           9,650,851        (335,367)a         9,950,637
Net asset value                                             $       16.78       $       16.20                      $        16.78
Maximum offering price (based on sales
  charge of 1.00%)                                          $       16.95       $       16.36                      $        16.95

Class I Shares
Net assets                                                  $  91,783,220       $  11,636,408                      $  103,419,628
Shares of beneficial interest outstanding                       5,171,311             646,119           9,509 a         5,826,939
Net asset value                                             $       17.75       $       18.01                      $        17.75


(a) Reflects the impact of converting shares of the target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Growth and Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Year Ended January 31, 2003



                                                              Evergreen          Evergreen                       Evergreen Growth
                                                              Growth and          Capital                         and Income Fund
                                                             Income Fund        Growth Fund       Adjustments        Pro Forma
----------------------------------------------------------------------------------------------------------------------------------

Investment income
Dividends (net of foreign witholding taxes of
  $23,796, $73,113 and $96,909, respectively)               $  11,458,996       $  13,106,119               0       $  24,565,115
Interest                                                          283,467             452,124               0             735,591
----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                        11,742,463          13,558,243               0          25,300,706
----------------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                    4,219,103           4,826,639        (555,479)a         8,490,263
Distribution Plan expenses                                      3,766,911           4,355,206               0           8,122,117
Transfer agent fees                                             2,736,795           2,670,136         (16,953)b         5,389,978
Administrative services fee                                       585,000             603,330               0           1,188,330
Custodian fee                                                     134,584             130,010               0             264,594
Printing and postage expenses                                      25,748             101,817          22,849 c           150,414
Registration and filing fees                                       35,375              72,931         (72,139)d            36,167
Professional fees                                                  24,871              20,104         (18,000)d            26,975
Trustees' fees and expenses                                        12,640               8,345               0              20,985
Interest expense                                                    3,209                   0               0               3,209
Other                                                               1,788              21,834               0              23,622
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                 11,546,024          12,810,352        (639,722)         23,716,654
Less: Expense reductions                                           (3,812)           (169,934)              0            (173,746)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                   11,542,212          12,640,418        (639,722)         23,542,908
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                             200,251             917,825         639,722           1,757,798

Net realized and unrealized gains or losses
  on securities and foreign currency related
  transactions
Net realized gains or losses on:
  Securities                                                   (9,123,560)       (124,527,438)              0        (133,650,998)
  Foreign currency related transactions                               971                   0               0                 971
----------------------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities and
  foreign currency related transactions                        (9,122,589)       (124,527,438)              0        (133,650,027)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized gains or losses on securities       (116,149,157)        (31,728,128)              0        (147,877,285)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses
  on securities and foreign currency related
  transactions                                               (125,271,746)       (156,255,566)              0        (281,527,312)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations        $(125,071,495)      $(155,337,741)      $ 639,722       $(279,769,514)
==================================================================================================================================


a Reflects a decrease based on the surviving fund's contractual fee schedule and the average net assets of the combined fund.

b Reflects an decrease based on the shareholder account fee schedule and the number of shareholder accounts in the combined fund.

c Reflects an increase based on the number of shareholder accounts in the combined fund applied to the fee schedule.

d Reflects a savings resulting from the elimination of duplicate fees of the individual funds.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Growth and Income Fund
Notes to Pro Forma Combining Financial Statements (unaudited)
January 31, 2003

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Growth and Income Fund ("Growth and Income Fund") and Evergreen Capital Growth Fund ("Capital Growth Fund") at January 31, 2003 and for the period then ended.

      The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Capital Growth Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Capital Growth Fund by Growth and Income Fund, in exchange for Class A, Class B, Class C and Class I shares of Growth and Income Fund. Thereafter, there will be a distribution of Class A, Class B, Class C and Class I shares of Growth and Income Fund to the Class A, Class B, Class C and Class I shareholders of Capital Growth Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Capital Growth Fund will become the owners of that number of full and fractional Class A, Class B, Class C and Class I shares of Growth and Income Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Capital Growth Fund as of the close of business immediately prior to the date that Capital Growth Fund net assets are exchanged for Class A, Class B, Class C and Class I shares of Growth and Income Fund.

      The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period.

      The information contained herein is based on the experience of each Fund for the respective period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Capital Growth
      Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment
      Management Company, LLC. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Growth and Income Fund. As of January 31, 2003, securities held by the Capital Growth Fund would comply with the compliance guidelines and investment restrictions of Growth and Income Fund.

      The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.    Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

      A. Valuation of investments

      Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

      Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

      Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

      Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

      B. Federal Taxes

      The Funds qualified as regulated investment companies and distributes all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. Growth and Income Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

3. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class A, Class B, Class C and Class I shares of Growth and Income Fund which would have been issued at January 31, 2003 in connection with the proposed Reorganization. Class A, Class B, Class C and Class I shareholders of Capital Growth Fund would receive Class A, Class B, Class C and Class I shares, respectively, of Growth and Income Fund based on conversion ratios determined on January 31, 2003. The conversion ratios are calculated by dividing the net asset value per share of Class A, Class B, Class C and Class I of Capital Growth Fund by the net asset value per share of Class A, Class B, Class C and Class I, respectively, of Growth and Income Fund.

4. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of the Growth and Income Fund for the twelve months ended January 31, 2003 and to the average net assets of the Capital Growth Fund for the twelve months ended January 31, 2003. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

                             EVERGREEN EQUITY TRUST

                                     PART C

                               OTHER INFORMATION


Item 15. Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A filed on July 29, 2003, Registration No. 333-37453.

2.       Bylaws.   Incorporated   by  reference  to  Evergreen   Equity  Trust's
         Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on January 26, 2001, Registration No. 333-37453.

3.       Not applicable.

4. Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6 Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A filed on July 29, 2003, Registration No. 333-37453.

7(a) Underwriting Agreements between Evergreen Distributor, Inc. and Evergreen Equity Trust for Classes A and C. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A filed on July 29, 2003, Registration No. 333-37453.

7(b) Underwriting Agreements between Evergreen Distributor, Inc. and Evergreen Equity Trust for Class B. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A filed on July 29, 2003, Registration No. 333-37453.

7(c)     Underwriting   Agreements  between  Evergreen  Distributor,   Inc.  and
         Evergreen Equity Trust for Class I. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A filed on July 29, 2003, Registration No. 333-37453.

7(d) Specimen Copy of Dealer Agreement for Class A, Class B and Class C shares used by Evergreen Distributor, Inc. Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on November 10, 1997.

8. Deferred Compensation Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on January 26, 2001, Registration No. 333-37453.

9. Agreement between State Street Bank and Trust Company and Evergreen Equity Trust. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on February 28, 2002, Registration No. 333-37453.

10(a) Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A filed on July 29, 2003, Registration No. 333-37453.

10(b) Multiple Class Plan. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on November 28, 2001, Registration No. 333-37453.

11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Evergreen Equity Trust's Registration Statement on Form N-14AE filed on September 22, 2003, Registration No. 333-37453.

12.      Tax Opinion and Consent of Sullivan & Worcester LLP. Contained herein.

13.      Not applicable.

14 Consent of KPMG LLP. Incorporated by reference to Evergreen Equity Trust's Registration Statement on Form N-14AE filed on September 22, 2003, Registration No. 333-37453.

15.      Not applicable.

16. Powers of Attorney. Incorporated by reference to Evergreen Equity Trust's Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on November 28, 2001, Registration No. 333-37453.

17.      Proxy Card.  Contained herein.


Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 24th day of October, 2003.

                                         EVERGREEN EQUITY TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of October, 2003.

/s/ Dennis H. Ferro                     /s/ Michael H. Koonce                   /s/ Carol A. Kosel
-----------------------                 -----------------------------           ------------------
Dennis H. Ferro*                         Michael H. Koonce*                     Carol A. Kosel*
President                                Secretary                              Treasurer
(Chief Executive Officer)                                                       (Principal Financial and
                                                                                Accounting Officer)

/s/ Charles A. Austin, III              /s/ K. Dun Gifford                      /s/ William Walt Pettit
--------------------------              -----------------------                 -----------------------
Charles A. Austin III*                  K. Dun Gifford*                         William Walt Pettit*
Trustee                                 Trustee                                 Trustee


/s/ Gerald M. McDonnell                 /s/ Michael S. Scofield                 /s/ David M. Richardson
-----------------------                 -----------------------                 -----------------------
Gerald M. McDonnell*                    Michael S. Scofield*                    David M. Richardson*
Trustee                                 Chairman of the Board                   Trustee
                                        and Trustee

/s/ Richard J. Shima                    /s/ Russell A. Salton, III MD           /s/ Leroy Keith, Jr.
-------------------------               -----------------------------           ------------------------
Richard J. Shima*                       Russell A. Salton, III MD*              Leroy Keith, Jr.*
Trustee                                 Trustee                                 Trustee


/s/ Richard K. Wagoner
-------------------------
Richard K. Wagoner*
Trustee

*By: /s/ Catherine F. Kennedy
----------------------------
Catherine F. Kennedy
Attorney-in-Fact

         *Catherine F. Kennedy, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT

12       Tax Opinion of Sullivan & Worcester, LLP
17       Proxy Card

                          SULLIVAN & WORCESTER LLP
                          1666 K STREET, N.W.
                          WASHINGTON, D.C. 20006
                          TELEPHONE: 202-775-1200
                          FACSIMILE: 202-293-2275

565 FIFTH AVENUE                            ONE POST OFFICE SQUARE
EIGHTEENTH FLOOR                            BOSTON, MASSACHUSETTS 02109
NEW YORK, NEW YORK 10017                    TELEPHONE: 617-338-2800
TELEPHONE: 212-486-8200                     FACSIMILE: 617-338-2880
FACSIMILE: 646-865-1494


                                                              October 20, 2003


Evergreen Growth and Income Fund
200 Berkeley Street
Boston, Massachusetts 02116

Evergreen Capital Growth Fund
200 Berkeley Street
Boston, Massachusetts 02116

         Re:      Acquisition of Assets of Evergreen Capital Growth Fund

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         Evergreen Capital Growth Fund ("Target Fund") is a series of Evergreen Equity Trust (the "Trust"), a Delaware statutory trust.

         Evergreen Growth and Income Fund ("Acquiring Fund") is also a series of the Trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Reorganization"), Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of Acquiring Fund of equivalent value and the assumption of the identified liabilities of Target Fund. Target Fund will then liquidate and distribute all of the Acquiring Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Target Fund, in complete redemption of all outstanding shares of Target Fund, and promptly thereafter will proceed to dissolve.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization signed by the Trust with respect to and on behalf of Acquiring Fund and Target Fund dated as of September 30, 2003 (the "Reorganization Agreement") and on a prospectus/proxy statement to be dated October 24, 2003, which describes the proposed transactions, and on the information provided in such prospectus/proxy statement. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Target Fund and Acquiring Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Target Fund in exchange for shares of Acquiring Fund and assumption by Acquiring Fund of the identified liabilities of Target Fund followed by the distribution of said Acquiring Fund shares pro rata to the shareholders of Target Fund in liquidation of Target Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Acquiring Fund and Target Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the identified liabilities of Target Fund.

         3. No gain or loss will be recognized by Target Fund upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the identified liabilities of Target Fund, or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the shareholders of Target Fund in exchange for their Target Fund shares.

         4. The shareholders of Target Fund will recognize no gain or loss upon the exchange of their Target Fund shares for Acquiring Fund shares in liquidation of Target Fund.

         5. The aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares were held as a capital asset on the date of the Reorganization.

         6. The tax basis of the assets of Target Fund acquired by Acquiring Fund will be the same as the tax basis of those assets to the Target Fund immediately prior to the Reorganization, and the holding period of the assets of Target Fund in the hands of Acquiring Fund will include the period during which those assets were held by Target Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 8.6 of the Reorganization Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Reorganization and to use of our name and any reference to our firm in such Registration Statement or in the prospectus/proxy statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                           Very truly yours,

                                           /s/ Sullivan & Worcester LLP

                                           SULLIVAN & WORCESTER LLP

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                          EVERGREEN CAPITAL GROWTH FUND
                       A series of Evergreen Equity Trust


                      PROXY FOR THE MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 1, 2003


         The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Capital Growth Fund, a series of Evergreen Equity Trust, ("Capital Growth Fund") that the undersigned is entitled to vote at the special meeting of shareholders of Premier 20 Fund to be held at 10:00 a.m., Eastern time on December 1, 2003, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                 Date                 , 2003

                                 ----------------------------------------

                                 ----------------------------------------
                                 Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Growth and Income Fund ("Growth and Income Fund"), a series of Evergreen Equity Trust will (i) acquire all of the assets of Evergreen Capital Growth Fund ("Capital Growth Fund") in exchange for shares of Growth and Income Fund; and
(ii) assume the identified liabilities of Capital Growth Fund, as substantially described in the accompanying Prospectus/Proxy Statement.


                                 ---- FOR        ---- AGAINST      ---- ABSTAIN


         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


                                 ---- FOR        ---- AGAINST      ---- ABSTAIN

                                                    October 24, 2003



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Evergreen Equity Trust (the "Trust")
         Evergreen Growth and Income Fund
         Registration Statement on Form N-14AE

Ladies and Gentlemen:

     Pursuant to the Securities Act of 1933, as amended and the General Rules and Regulations thereunder, enclosed for filing electronically is the Post-Effective Amendment No. 1 to the Registration Statement on Form N-14AE of Evergreen Equity Trust (the "Trust"). This filing relates to the acquisition of the assets of Evergreen Capital Growth Fund, a series of the Trust, by and in exchange for shares of Evergreen Growth and Income Fund, another series of the Trust.

     This  Amendment  is being filed  pursuant to Rule 485(b) under the 1933 Act
(i) for the purpose of filing certain exhibits and (ii) to make such other non-material changes as the Trust may deem appropriate.

     To my knowledge, the Amendment does not contain disclosure that would render it ineligible to become effective pursuant to Rule 485(b).

     Any questions or comments with respect to this filing may be directed to the undersigned at (617) 210-3676.


                                         Very truly yours,

                                         /s/ Catherine F. Kennedy

                                         Catherine F. Kennedy



Enclosures

cc: David C. Mahaffey, Esq.